UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

NIOCORP DEVELOPMENTS LTD.
(Name of Registrant as Specified in its Charter)

Not Applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the

Annual General Meeting of Shareholders

to be held on

January 19, 2024

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the annual general meeting of shareholders, together with the Company’s annual report to shareholders, are first being made available to shareholders of the Company on or about December 8, 2023.

NIOCORP DEVELOPMENTS LTD.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the annual general meeting of shareholders (the “Meeting”) of NioCorp Developments Ltd. (the “Company”) will be held on Friday, January 19, 2024, at 10:00 a.m. Mountain Standard Time (“MST”) at 7000 S. Yosemite Street, Lower-Level Conference Room, Centennial, Colorado, 80112 for the following purposes:

1.	to receive and consider the audited financial statements of the Company for the year ended June 30, 2023, together with the auditor’s report thereon;
2.	to set the number of directors for the ensuing year at seven;
3.	to elect seven directors to hold office until the next annual general meeting;
4.	to appoint Deloitte & Touche LLP as auditors of the Company to hold office until the next annual general meeting and to authorize the Board of Directors to fix their remuneration through the Audit Committee;
5.	to authorize and approve the amendment and restatement of the NioCorp Developments Ltd. Long-Term Incentive Plan, set out in Schedule B to the accompanying Management Information and Proxy Circular, including amendments thereto and unallocated entitlements thereunder;
6.	to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers; and
7.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Being made available along with this Notice of Meeting are (i) the Management Information and Proxy Circular; (ii) a form of proxy and notes thereto; and (iii) the Company’s annual report to shareholders (collectively, the “Meeting Materials”).

The Company’s Board of Directors has fixed November 21, 2023, as the record date for the Meeting.

If you are a registered shareholder of the Company and are unable to attend the Meeting in person, you may vote: (i) via the Internet; (ii) by calling a toll-free telephone number; or (iii) if you received your proxy materials by mail, by dating and executing the form of proxy for the Meeting and depositing it by hand delivery or by mail with Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1 or by facsimile to 1-866-249-7775 (within North America) or 1-416-263-9524 (outside North America). Instructions for telephone and Internet voting are included in the notice that the Company mailed to shareholders on or about December 8, 2023. All instructions are also listed in the form of proxy and notes thereto. Your proxy or voting instructions must be received in each case no later than 10:00 a.m. MST on January 17, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

The Meeting Materials are first being made available to shareholders of the Company on or about December 8, 2023.

DATED at Centennial, Colorado, this 8th day of December, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ MARK A. SMITH

MARK A. SMITH

Chief Executive Officer

Table of Contents

MANAGEMENT SOLICITATION OF PROXIES	1
INFORMATION ABOUT PROXIES	2
Solicitation of Proxies	2
Appointment of Proxyholder and Return of Proxy	2
Revocation of Proxy	3
Voting of Proxies and Exercise of Discretion by Proxyholders	3
Voting by Beneficial Shareholders	4
Securities Entitled to Vote	4
Broker Non-Votes, Abstentions and Quorum	5
INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	5
PRINCIPAL SHAREHOLDERS	5
Security Ownership of Certain Beneficial Owners	7
No Hedging or Other Speculative Transactions by Employees, Officers and Directors	7
Change in Control Arrangements	7
FINANCIAL STATEMENTS	8
PARTICULARS OF MATTERS TO BE ACTED UPON	8
I AND II – NUMBER AND ELECTION OF DIRECTORS	8
Director Nominees	9
Arrangements between Officers and Directors	11
Family Relationships	11
Other Directorships	12
Legal Proceedings	12
Voting Procedures for the Election of Directors	13
III – APPOINTMENT OF AUDITORS	14
Change in Certifying Accountant	14
Proposal	15
Principal Accountant Fees and Services	15
Pre-approval Policies	15
Voting Procedures for Appointment of Auditor	16
IV – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE NIOCORP DEVELOPMENTS LTD. LONG-TERM INCENTIVE PLAN	16
Why We Recommend That You Vote for this Resolution	17
Description of the 2017 Amended Long-Term Incentive Plan	18

New Plan Benefits	23
U.S. Federal Income Tax Consequences	24
Registration with the SEC	25
Shareholder Approval	25
V – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY PROPOSAL”)	26
CORPORATE GOVERNANCE	26
Director Independence	27
Board Meetings	28
Corporate Governance Guidelines	28
Position Descriptions	28
Orientation and Continuing Education	29
Board Committees	29
Audit Committee and Audit Committee Financial Experts	29
Relevant Education and Experience of Audit Committee Members	30
Audit Committee Report	31
Compensation Committee	32
Safety and Sustainability Committee	33
Nominating and Corporate Governance Committee	33
Assessments	35
Board of Directors Tenure	35
Ethical Business Conduct	36
Code of Business Conduct and Ethics	36
Board Role in Risk Oversight	36
Board Leadership Structure	36
Fiscal 2023 Director Compensation	37
Communications with Directors	38
EXECUTIVE OFFICERS	38
EXECUTIVE COMPENSATION	39
Fiscal 2023 Summary Compensation Table	39
Narrative Disclosure to Summary Compensation Table	40
Outstanding Equity Awards at 2023 Fiscal Year-End	44
EQUITY COMPENSATION PLANS	45
Description of the 2017 Long-Term Incentive Plan	45
General Description of the Plan	46
Exchange Controls	46
Certain Canadian Federal Income Tax Considerations for U.S. Residents	46

PAY VERSUS PERFORMANCE	47
PERFORMANCE GRAPH	49
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS	50
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS	50
MANAGEMENT CONTRACTS	50
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	50
Related Person Transactions	50
Review, Approval or Ratification of Related Person Transactions	52
SHAREHOLDER PROPOSALS	53
DISSENTERS’ RIGHTS OF APPRAISAL	54
MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS	54
ADDITIONAL INFORMATION	54
OTHER MATERIAL FACTS	54

NIOCORP DEVELOPMENTS LTD.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112

MANAGEMENT INFORMATION AND PROXY CIRCULAR

MANAGEMENT SOLICITATION OF PROXIES

This Management Information and Proxy Circular (“Information Circular”) is furnished to you, as a holder of common shares in the capital of the Company (“Common Shares”), in connection with the solicitation of proxies by management and the Board of Directors (the “Board”) of NioCorp Developments Ltd. (“we,” “us,” “our,” “NioCorp” or the “Company”) for use at the Annual General Meeting of Shareholders of the Company (the “Meeting”) to be held on Friday, January 19, 2024, at 10:00 a.m. Mountain Standard Time (“MST”) at 7000 S. Yosemite Street, Lower Level Conference Room, Centennial, Colorado, 80112 and at any adjournment of the Meeting for the following purposes:

1.	to receive and consider the audited financial statements of the Company for the year ended June 30, 2023, together with the auditor’s report thereon;
2.	to set the number of directors for the ensuing year at seven (the “number of directors proposal”);
3.	to elect seven directors to hold office until the next annual general meeting;
4.	to appoint Deloitte & Touche LLP (“Deloitte”) as auditors of the Company to hold office until the next annual general meeting and to authorize the Board of Directors to fix their remuneration through the Audit Committee (the “appointment of auditors proposal”);
5.	to authorize and approve the amendment and restatement of the NioCorp Developments Ltd. Long-Term Incentive Plan, set out in Schedule B hereto, including amendments thereto and unallocated entitlements thereunder (the “LTIP amendment and restatement proposal”);
6.	to approve, on a nonbinding, advisory basis, the compensation of our named executive officers (the “say-on-pay proposal”); and
7.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

For purposes of this Information Circular, management’s solicitation of proxies on matters subject to the vote of the shareholders shall also be deemed to be a solicitation by the Board.

It is anticipated that the Notice of Meeting, this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy (collectively, the “Meeting Materials”) will be first made available to shareholders on or about December 8, 2023. Unless otherwise stated, the information contained in this Information Circular is given as of December 8, 2023.

The principal executive office of the Company is located at 7000 South Yosemite Street, Suite 115, Centennial, Colorado 80112. The registered and records office of the Company is located at 1133 Melville Street, Suite 3500, The Stack, Vancouver, British Columbia V6E 4E5 (ATTN: Blake, Cassels & Graydon LLP).

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies being solicited in connection with the Meeting is set out in the section below under the heading “Information about Proxies.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 2024:

For this Meeting, the Company is utilizing the notice-and-access method of delivery of materials to its registered shareholders and Canadian and United States beneficial shareholders as set out in National Instrument 54-101, Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) and National Instrument

51-102 Continuous Disclosure Obligations and Rule 14a-16 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is making the Meeting Materials available electronically via the Internet. The Company is mailing to shareholders a notice containing instructions on how to access and review the Meeting Materials and vote online (the “Notice of Internet Availability of Meeting Materials”). You will not receive a printed copy of the Meeting Materials in the mail unless requested. If you would like a printed copy of the Meeting Materials, follow the instructions for requesting them that are included in the Notice of Internet Availability of Meeting Materials. The Company has elected not to use the procedure known as "stratification" in relation to its use of the notice-and-access rules. Stratification occurs when a reporting issuer using the notice-and-access rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

There are two kinds of non-registered, or beneficial, shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners). In accordance with NI 54-101, the Company has elected to send the Meeting Materials indirectly to the NOBOs and to the OBOs through their intermediaries. The Company does not intend to pay for intermediaries to forward to OBOs, under NI 54-101, the Meeting Materials, and in the case of an OBO, the OBO will not receive these materials unless the OBO’s intermediary assumes the cost of delivery.

INFORMATION ABOUT PROXIES

Solicitation of Proxies

The Company will conduct its solicitation of proxies and our officers, directors and employees may, without receiving special compensation, contact shareholders by telephone, electronic means or other personal contact. We will not specifically engage employees to solicit proxies. We will pay the expenses of this solicitation; however, we do not reimburse shareholders, nominees or agents (including brokers holding shares on behalf of clients) for their costs of obtaining authorization from their principals to sign proxies. While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Company.

Appointment of Proxyholder and Return of Proxy

The persons named in the form of proxy for the Meeting attached hereto as Schedule A are officers of the Company and nominees of management. A shareholder has the right to appoint some other person, who need not be a shareholder, to represent such shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy. If a shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote “FOR” or “AGAINST” with respect to the number of directors proposal, “FOR” or “WITHHOLD” with respect to each of the nominees for director listed therein and the appointment of auditors proposal, “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of the LTIP amendment and restatement proposal and the say-on-pay proposal, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted is provided, the proxy shall be voted “FOR” with respect to the number of directors proposal, each of the nominees for director listed therein, the appointment of auditors proposal, the LTIP amendment and restatement proposal and the say-on-pay proposal.

In order for a proxy to be valid, it must be:

(a)	signed by the registered shareholder whose name appears thereon or by such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized representative on behalf of such corporation; and
(b)	returned in one of the following manners:
(i)	by hand delivery or by mail addressed to Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, and received by 10:00 a.m. MST on January 17, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement;

(ii)	by facsimile to Computershare Investor Services Inc. at 1-866-249-7775 (within North America) or 1-416-263-9524 (outside North America) and received by 10:00 a.m. MST on January 17, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement; or
(iii)	by deposit with the chair of the Meeting prior to commencement of the Meeting.

An executed proxy that is returned undated will be deemed to be dated the date of the mailing of the form of proxy by the Company or its agent.

Alternatively, a registered shareholder may vote via the Internet or by telephone by following the instructions included in the Notice of Internet Availability of Meeting Materials, in each case no later than 10:00 a.m. MST on January 17, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement. All instructions for how to vote are listed in the accompanying form of proxy and notes thereto.

Revocation of Proxy

If you are a registered shareholder who has returned a valid proxy, you may revoke your proxy at any time before it is exercised. In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)	signing a proxy bearing a later date; or
(b)	signing a written notice of revocation in the same manner as the form of proxy is required to be signed as set out in the notes to the proxy.

The later proxy or the notice of revocation must be delivered to the office of the Company’s registrar and transfer agent or to the Company’s principle executive offices at any time up to and including the last business day before the scheduled time of the Meeting or the reconvening of the Meeting following any adjournment, or to the chair of the Meeting on the day of the Meeting or the reconvening of the Meeting following any adjournment.

You may also revoke your proxy by voting via Internet or telephone at a later date than the date of the proxy, or by attending the meeting and voting in person.

If you are a non-registered shareholder (a “Beneficial Shareholder”) who wishes to revoke a VIF (as defined below) or to revoke a waiver of your right to receive Meeting Materials and to give voting instructions, you must give written instructions to your broker, agent, trustee or other intermediary through which you hold your Common Shares in accordance with the applicable procedures and deadlines of your broker, agent, trustee or other intermediary.

Voting of Proxies and Exercise of Discretion by Proxyholders

The persons named in the accompanying form of proxy will vote, withhold, or abstain from voting the Common Shares represented by the proxy in accordance with your instructions, provided your instructions are clear. You may indicate the manner in which the persons named in the form of proxy are to vote on any matter by marking an “X” in the appropriate space. If you have specified a choice on any matter to be acted on at the Meeting, your shares will be voted, withheld, or abstained from voting accordingly. If you do not specify a choice or where you specify more than one choice for any matter to be acted on, your shares will be voted in accordance with management’s recommendations on such matters.

The form of proxy gives the persons named as proxy holders discretionary authority regarding amendments or variations to matters identified therein and any other matter that may properly come before the Meeting. As of the date of this Information Circular, our management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, the persons named in the form of proxy intend to vote on such other business in accordance with their judgement.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders hold their Common Shares through a broker, agent, trustee or other intermediary.

Beneficial Shareholders should note that only proxies deposited by registered shareholders whose names appear on the share register of the Company as of November 21, 2023, the record date for the Meeting, may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Company. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.,” the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.,” the registration name of The Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Intermediaries will frequently use service companies to forward proxy solicitation information to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive such information will either:

(a)	be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or
(b)	more typically, be given a voting instruction form (“VIF”), which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

The Company is authorized to issue an unlimited number of Common Shares, of which 33,150,080 Common Shares are issued and outstanding as of November 21, 2023. There is only one class of shares.

The Board has fixed November 21, 2023, as the record date for the purpose of determining the shareholders entitled to receive notice of and vote at the Meeting. Persons who are registered shareholders at the close of business on November 21, 2023, will be entitled to receive notice of, attend, and vote at the Meeting. By ballot, every shareholder and proxyholder will have one vote for each Common Share. Other than with respect to the election of directors, a majority (i.e., at least 50% plus one vote) of the votes cast will be required to pass an ordinary resolution at the Meeting, and at least two-thirds of the votes cast will be required to pass a special resolution at the Meeting. Each of the resolutions that shareholders will be asked to approve at the Meeting, to pass the management proposals set forth in this Information Circular, are ordinary resolutions.

Broker Non-Votes, Abstentions and Quorum

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the New York Stock Exchange, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote.” Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Under the Articles of the Company, a quorum for the transaction of business at the Meeting is two or more persons present and being, or representing by proxy, 33 1/3% of the outstanding shares entitled to be voted on at the Meeting.

Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting but will not be counted as votes cast. Broker non-votes will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, none of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed fiscal year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting.

PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of Common Shares of NioCorp for the following: (1) each person who is known by NioCorp to beneficially own more than 5% of the outstanding shares of NioCorp’s Common Shares; (2) each of the named executive officers (as defined in the “Fiscal 2023 Summary Compensation Table,” below); (3) each of NioCorp’s directors; and (4) all directors and executive officers of NioCorp as a group.

Beneficial ownership of Common Shares in the table below is determined in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the Common Shares. Common Shares that may be acquired by an individual or group within 60 days of December 4, 2023, pursuant to the exercise of options to purchase Common Shares (“Options”), the exercise of Common Share purchase warrants (“Warrants”) or the exchange of shares of Class B common stock of Elk Creek Resources Corp (“ECRC”) (formerly known as GX Acquisition Corp. II), are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 33,311,642 Common Shares outstanding as of December 4, 2023. Unless otherwise noted in the table below, Options vested at the grant date.

Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all Common Shares shown to be beneficially owned by them, based on information provided to us by such shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o NioCorp Developments Ltd., 7000 South Yosemite Street, Suite 115, Centennial, CO 80112.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Common Shares
Mark A. Smith, PE, Esq. Highlands Ranch, Colorado, USA	Chief Executive Officer, President, Executive Chairman and Director	2,226,795	(3)	6.65%
Neal Shah Superior, Colorado, USA	Chief Financial Officer and Corporate Secretary	151,310	(4)	*
Scott Honan Centennial, Colorado, USA	Chief Operating Officer	150,762	(5)	*
Michael J. Morris San Luis Obispo, California, USA	Lead Director	144,698	(6)	*
David C. Beling Grand Junction, Colorado, USA	Director	139,513	(7)	*
Anna Castner Wightman Omaha, Nebraska, USA	Director	98,184	(8)	*
Nilsa Guerrero-Mahon Brighton, Colorado, USA	Director	121,068	(9)	*
Dean Kehler New York, New York, USA	Director	3,294,363	(10)	9.00%
Michael Maselli Pelham, New York, USA	Director	538,235	(11)	1.59%
Peter Oliver Bunbury, Western Australia, Australia	Director	90,000	(12)	*
All current directors, executive officers and named executive officers as a group (11 persons)		7,107,856		18.71%
Cooper Road, LLC 4701 North Meridian Avenue, Unit 601 Miami Beach, FL 33140	Greater than 5% Beneficial Owner	3,126,231	(13)	8.57%

* Represents ownership of less than 1%.

(1)       Calculated in accordance with Rule 13d-3 of the Exchange Act.

(2)       On March 17, 2023, NioCorp effected a 1-to-10 reverse stock split (the “Reverse Stock Split”) of the Common Shares, with any fractional shares resulting from the Reverse Stock Split rounded down to the nearest whole share. All Options and Warrants outstanding as of March 17, 2023, were adjusted to reflect the Reverse Stock Split. Such Options and Warrants initially covered a number of shares equal to the amount reported herein times 10 (and at an exercise price equal to the amount reported herein divided by 10). Class B common stock of ECRC, which may be exchanged for Common Shares upon certain conditions, were issued on a post-Reverse Stock Split basis.

(3)       As of December 4, 2023, Mr. Smith beneficially owns 2,041,795 outstanding Common Shares. In addition, he beneficially owns 185,000 vested Options comprised of the following: (i) on December 14, 2020, Mr. Smith was granted 50,000 Options for a period of three years at a price of C$7.50 per Common share; (ii) on December 17, 2021, Mr. Smith was granted 65,000 Options for a period of three years at a price of C$13.60 per Common Share; and (iii) on March 27, 2023, Mr. Smith was granted 70,000 Options for a period of three years at a price of $6.95 per Common Share.

(4)       As of December 4, 2023, Mr. Shah beneficially owns 56,310 outstanding Common Shares. In addition, he beneficially owns 95,000 vested Options comprised of the following: (i) on December 14, 2020, Mr. Shah was granted 25,000 Options for a period of three years at a price of C$7.50 per Common share; (ii) on December 17, 2021, Mr. Shah was granted 30,000 Options for a period of three years at a price of C$13.60 per Common Share; and (iii) on March 27, 2023, Mr. Shah was granted 40,000 Options for a period of three years at a price of $6.95 per Common Share.

(5)       As of December 4, 2023, Mr. Honan beneficially owns 55,762 outstanding Common Shares. In addition, he beneficially owns 95,000 vested Options comprised of the following: (i) on December 14, 2020, Mr. Honan was granted 25,000 Options for a period of three years at a price of C$7.50 per Common share; (ii) on December 17, 2021, Mr. Honan was granted 30,000 Options for a period of three years at a price of C$13.60 per Common Share; and (iv) on March 27, 2023, Mr. Honan was granted 40,000 Options for a period of three years at a price of $6.95 per Common Share.

(6)       As of December 4, 2023, Mr. Morris beneficially owns 62,198 outstanding Common Shares. He shares both voting and investment power with respect to 5,525 of such Common Shares with his wife as the only trustees of the Michael and Sandra Morris Trust. In addition, he beneficially owns 82,500 vested Options comprised of the following: (i) on December 17, 2021, Mr. Morris was granted 32,500 Options for a period of three years at a price of C$13.60 per Common Share; and (ii) on March 27, 2023, Mr. Morris was granted 50,000 Options for a period of three years at a price of $6.95 per Common Share.

(7)       As of December 4, 2023, Mr. Beling beneficially owns 72,013 outstanding Common Shares. In addition, he beneficially owns 67,500 vested Options comprised of the following: (i) on December 17, 2021, Mr. Beling was granted 27,500 Options for a period of three years at a price of C$13.60 per Common Share; and (ii) on March 27, 2023, Mr. Beling was granted 40,000 Options for a period of three years at a price of $6.95 per Common Share.

(8)        As of December 4, 2023, Ms. Wightman beneficially owns 30,684 outstanding Common Shares. She shares both voting and investment power with respect to (i) 100 such Common Shares with her husband, (ii) 50 such Common Shares with a minor child and (iii) 50 such Common Shares with a minor child. In addition, she beneficially owns 67,500 vested Options comprised of the following: (i) on December 17, 2021, Ms. Wightman was granted 27,500 Options for a period of three years at a price of C$13.60 per Common Share; and (ii) on March 27, 2023, Ms. Wightman was granted 40,000 Options for a period of three years at a price of $6.95 per Common Share.

(9)       As of December 4, 2023, Ms. Guerrero-Mahon beneficially owns 46,068 Common Shares. In addition, she beneficially owns 75,000 vested Options comprised of the following: (i) on December 17, 2021, Ms. Guerrero-Mahon was granted 30,000 Options for a period of three years at a price of C$13.60 per Common Share; and (ii) on March 27, 2023, Ms. Guerrero-Mahon was granted 45,000 Options for a period of three years at a price of $6.95 per Common Share.

(10)       Mr. Kehler was appointed as a director effective March 17, 2023. As of December 4, 2023, Mr. Kehler beneficially owns 1,441,290 Common Shares issuable upon the exchange of Vested Shares (as defined herein). He shares both voting and investment power with respect to 318,470 of such Vested Shares with U.S. Trust Company of Delaware, as co-trustee of the Elizabeth Kehler 2012 Family Trust under Declaration of Trust dated December 12, 2012 (the “Elizabeth Kehler Trust”). In addition, Mr. Kehler beneficially owns 1,853,073 Common Shares issuable upon exercise of 1,657,057 Private Warrants (as defined herein) held by Mr. Kehler. Does not include Common Shares that may be issuable upon exchange of (i) 417,030 Tranche I Earnout Shares (as defined herein) held by Mr. Kehler, (ii) 417,030 Tranche II Earnout Shares (as defined herein) held by Mr. Kehler, (iii) 118,284 Tranche I Earnout Shares held by the Elizabeth Kehler Trust and (iv) 118,284 Tranche II Earnout Shares held by the Elizabeth Kehler Trust.

(11)       Mr. Maselli was appointed as a director effective March 17, 2023. As of December 4, 2023, Mr. Maselli beneficially owns 323,085 Common Shares issuable upon the exchange of Vested Shares. In addition, Mr. Maselli beneficially owns 215,150 Common Shares issuable upon exercise of 192,392 Private Warrants held by Mr. Maselli. Does not include Common Shares that may be issuable upon exchange of (i) 119,998 Tranche I Earnout Shares held by Mr. Maselli and (ii) 119.998 Tranche II Earnout Shares held by Mr. Maselli.

(12)       As of December 4, 2023, Mr. Oliver beneficially owns 90,000 vested Options comprised of the following: (i) on May 30, 2022, Mr. Oliver was granted 50,000 Options for a period of three years at a price of C$11.00; and (ii) on March 27, 2023, Mr. Oliver was granted 40,000 Options for a period of three years at a price of $6.95 per Common Share.

(13)       Cooper Road, LLC (“Cooper Road”) is controlled by Jay Bloom, its managing member. Jay Bloom has sole voting and investment power over the securities Cooper Road beneficially owns. Based on the information contained in the Company's and ECRC's books and records as of December 4, 2023, beneficial ownership includes (i) 1,320,126 Common Shares issuable upon exchange of Vested Shares and (ii) 1,806,105 Common Shares issuable upon exercise of Private Warrants held by Cooper Road. Based on the information contained in the Company's and ECRC's books and records as of December 4, 2023, does not include Common Shares that may be issuable upon exchange of (i) 495,743 Tranche I Earnout Shares held by Cooper Road and (ii) 495,743 Tranche II Earnout Shares held by Cooper Road.

Security Ownership of Certain Beneficial Owners

As of December 4, 2023, other than as disclosed, the Company is not aware of any persons that beneficially own more than 5% of its outstanding Common Shares who does not serve as an executive officer or director of the Company.

No Hedging or Other Speculative Transactions by Employees, Officers and Directors

The Company’s Insider Trading Policy (as described under “Corporate Governance—Ethical Business Conduct” below) prohibits employees, officers and directors of the Company or their designees from engaging in hedging and other speculative transactions involving the Company’s securities, including buying the Company’s securities on margin, short-selling, trading in puts or calls or similar arrangements that results in a gain only if the value of the Company’s securities declines in the future. The Company’s policy applies to, among other securities, Company securities granted to employees, officers or directors as compensation, as well as securities held, directly or indirectly, by such employees, officers or directors.

Change in Control Arrangements

As of December 4, 2023, there are no arrangements known to us that would result in a change in control of the Company. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended June 30, 2023, report of the auditor and related management discussion and analysis, all of which may be obtained from SEDAR+ at www.sedarplus.com or from EDGAR at www.sec.gov, will be placed before the Meeting and have been filed with the securities commissions or similar regulatory authority in British Columbia, Alberta, Saskatchewan, Ontario and New Brunswick.

PARTICULARS OF MATTERS TO BE ACTED UPON

I AND II – NUMBER AND ELECTION OF DIRECTORS

Directors of the Company are elected at each annual general meeting of shareholders and hold office until the next annual general meeting of shareholders or until that person sooner ceases to be a director. Currently, the Board consists of eight directors whose terms expire at the Meeting. Anna Castner Wightman, a director since 2016, has not been nominated by the Board to stand for re-election at the Meeting, and we thank her for over six years of service. Accordingly, the shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at seven for the next year, subject to any increases permitted by the Company’s Articles. The number of directors will be approved if the affirmative vote of at least a majority of Common Shares present or represented by proxy at the Meeting and entitled to vote thereat are voted in favour of setting the number of directors at seven. Management recommends a vote “FOR” in respect of the resolution to set the number of directors of the Company at seven.

Unless you provide other instructions, the proxy will be voted for the nominees listed below. Management does not expect that any of the nominees will be unable to serve as a director. If before the Meeting any vacancies occur in the slate of nominees listed below, the person named in the proxy will exercise his or her discretionary authority to vote the Common Shares represented by the proxy for the election of another person or persons as directors to fill such vacancies.

The following are the Company’s seven directors that are up for election at the Meeting. Management has nominated each of the persons named in the table below for election as director. The information concerning current directors and proposed nominees has been furnished by each of them:

Name	Age	Position	Date of Appointment
Mark A. Smith	64	Chief Executive Officer, President, Executive Chairman and Director	Chief Executive Officer and Director: September 23, 2013 President and Executive Chairman: May 31, 2015
Michael J. Morris	78	Director	July 27, 2014
David C. Beling	82	Director	June 6, 2011
Nilsa Guerrero-Mahon	63	Director	November 24, 2017
Peter Oliver	60	Director	May 25, 2022
Dean C. Kehler	66	Director	March 17, 2023(1)
Michael G. Maselli	63	Director	March 17, 2023(1)
(1)	Pursuant to the Business Combination Agreement (as defined herein), the Company was required to cause two directors identified by GXII to become directors of the Company as of closing of the Transactions (as defined herein) (the “Closing”). On March 17, 2023, the Board appointed Messrs. Kehler and Maselli to the Board pursuant to such requirement.

The following sets forth a brief description of the business experience of each nominee for director of the Company, including current directorships and directorships held in, at least, the past five years:

Director Nominees

Mark A. Smith – Executive Chairman, Director, President and Chief Executive Officer

Mr. Smith has over 40 years of experience in operating, developing, and financing mining and strategic materials projects in the Americas and abroad. In September 2013, he was appointed Chief Executive Officer (“CEO”) and a Director of NioCorp. From April 2015 to September 2019, Mr. Smith served as the President and Director for Largo Resources Ltd. (“Largo”), a mineral company with an operating property in Brazil and projects in Brazil and Canada. In addition, from April 2015 to October 2018, Mr. Smith also served as the CEO of Largo. Mr. Smith has also served on the board of directors of IBC Advanced Alloys Corp., a leading beryllium and copper advanced alloys company (“IBC”), since May 2016 and as CEO of IBC since July 2020. From October 2008 through December 2012, Mr. Smith served as President, CEO and Director of Molycorp, Inc., a rare earths producer (“Molycorp”), where he was instrumentally involved in taking it from a private company to a publicly traded company with a producing mine. From November 2011 through May 2015, he served on the board of directors at Avanti Mining, a mining company (TSX-V: AVT; Avanti Mining changed its name to AlloyCorp in early 2015). From December 2012 through September 2013, he served as the Managing Director of KMSmith LLC, a business strategy and finance advisory firm, where he served as a consultant.

Prior to Molycorp, Mr. Smith held numerous engineering, environmental, and legal positions within Unocal Corporation, a former petroleum explorer and marketer (“Unocal”), and later served as the President and CEO of Chevron Mining Inc., a coal and metal mining company and wholly owned subsidiary of Chevron Corporation (“Chevron Mining”). Mr. Smith also served for over seven years as the shareholder representative of Companhia Brasileira Metalúrgica e Mineração, a private company that currently produces approximately 85% of the world supply of niobium. During his tenure with Chevron Mining, Mr. Smith was responsible for Chevron Mining’s three coal mines, one molybdenum mine, a petroleum coke calcining operation and Molycorp’s Mountain Pass mine. At Unocal, he served as the Vice-President from June 2000 to April 2006, and managed the real estate, remediation, mining and carbon divisions. Mr. Smith is a Registered Professional Engineer and serves as an active member of the State Bars of California and Colorado. He received his Bachelor of Science degree in Agricultural Engineering from Colorado State University in 1981 and his Juris Doctor, cum laude, from Western State University, College of Law, in 1990.

Mr. Smith’s extensive leadership, management, strategic planning, and strategic materials industry expertise through his various leadership and directorship roles in public companies large and small makes him well-qualified to serve as a member of the Board of NioCorp.

Michael J. Morris – Director

Mr. Morris was formerly the Chairman of the board of directors of Heritage Oaks Bankcorp (“Heritage Oaks”), the holding company of Heritage Oaks Bank. When Heritage Oaks Bank merged with Pacific Premier Bancorp on April 1, 2017, Mr. Morris became a member of the Pacific Premier Bancorp’s board of directors, a position he held until May 31, 2020. He joined Heritage Oaks’ board of directors in January 2001 and assumed the board’s chairmanship in 2007. In addition, Mr. Morris has worked since 1972 at Andre, Morris & Buttery, a professional law corporation, where he serves as Senior Principal and has served as Chairman of the board since 2005. From 2000 to late 2006, Mr. Morris served on the board of Molycorp, a rare earths producer, which at the time was a wholly owned subsidiary of Unocal and then Chevron Mining. Mr. Morris was the only independent director of Molycorp at that time. Mr. Morris is a graduate of Georgetown University and received his law degree from the University of San Francisco School of Law. He has practiced business and environmental law for over 40 years. Mr. Morris served as a member of the Board of Governors and Vice President of the State Bar of California. He served as a 1st Lieutenant in the U.S. Army from 1970 to 1972.

Mr. Morris’ qualification to serve on our Board is based on his years of senior executive leadership with publicly traded companies and his vast experience in the financial, banking, legal, and manufacturing fields.

David C. Beling – Director

Mr. Beling is a Registered Professional Mining Engineer with 58 years of project and corporate experience. He has served as a director on the boards of 14 mining companies starting in 1981, including NioCorp since 2011. Mr. Beling is the owner of D.C. Beling & Assoc., LLC, which provides strategic advisory, project, and corporate development services to the mining industry. His previous employment and consulting included 14 years with five major mining companies and then 44 years with 30+ U.S. and Canadian junior mining companies. He was the President, CEO, and Director of Bullfrog Gold Corp. an exploration and development gold mining company, from 2011 until October 2020; and the Executive Vice President and COO of Geovic Mining Corp. from 2004 through 2010. Mr. Beling has examined, significantly reviewed, or been directly involved with 90 underground mines, 136 open pit mines, and 174 process plants in the global metal, energy, and industrial mineral sectors.

Mr. Beling’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with companies in the mining and minerals processing sectors.

Nilsa Guerrero-Mahon – Director

A former CFO and Controller for global corporations in the technology, energy, and government sectors, Ms. Guerrero-Mahon provides consulting services to domestic and international corporations as the principal at NG Mahon Business Consulting, LLC, a business consulting service, since 2008. In addition, Ms. Guerrero-Mahon was appointed to the board of directors of FinGoal Inc. in April 2022, a finance technology company building artificial intelligence tools for the financial services industry and other financial technology developers. She also serves on the board of the State of Colorado Division of Securities. From 2016 to August 2019, she served on the board of directors of Centura Health Mountains & North Denver Operating Group, the largest division in the Centura Health Care System. From 2014 to 2016, she served as the Vice Chair of the board of directors and Chaired the Strategy Committee at St. Anthony Hospital. From 2009 to 2017, Ms. Guerrero-Mahon served as a gubernatorial appointed Board Member of the State of Colorado Financial Services Commission. Among other prior positions, from 2004 to 2007, she was the Global Services Controller at Microsoft Corporation, a multinational technology company, overseeing internal controls and corporate finance activities.

Ms. Guerrero-Mahon stays current with the latest Corporate Governance practices and the integration of ESG into the strategy. She is an NACD Board Leadership Fellow, a member of the SASB Alliance, holds a CERT Certificate in Cybersecurity Oversight from the Carnegie Mellon University and is currently enrolled in the Climate Leadership Certification program with Diligent Corporation. Ms. Guerrero-Mahon received an Executive MBA from the Daniels College of Business at the University of Denver, a BS in Business Administration - Accounting from the Interamerican University in San Juan, Puerto Rico, and an AS in Computer Science from the EDP School of Computer Programming in San Juan, Puerto Rico. She is a Certified Public Accountant registered in the State of Colorado.

Ms. Guerrero-Mahon’s qualification to serve on our Board is based on her extensive executive leadership with publicly traded companies and her extensive experience in the financial and technology fields.

Peter Oliver – Director

With a background in chemistry, Mr. Oliver began working at Greenbushes, Western Australia, for Sons of Gwalia, a mining company, in May 2003. After Sons of Gwalia went into administration in 2004, Mr. Oliver was hired by Talison Lithium Limited (“Talison”), a mining company, where he served as General Manager of Talison’s Greenbushes and Wodgina Mines and as Talison’s COO, until Mr. Oliver was appointed as the CEO/Managing director. As Talison’s CEO/Managing director, Mr. Oliver led the listing of Talison on the Canadian Stock Exchange in September 2010.

Mr. Oliver guided Talison through its acquisition in 2013 by Tianqi Lithium Corporation (“Tianqi”). He then served as a corporate adviser to Tianqi, focusing on M&A opportunities and global expansion, including advising on the sale of 49% of Talison to Albermarle Corp. and the acquisition of 24% of Sociedad Quimica y Minera de Chile S.A., as well as significant expansions of Talison’s Greenbushes lithium concentrate production.

Mr. Oliver also was a founding member of Tianqi Lithium Energy Australia Pty Ltd, a wholly owned subsidiary of Tianqi, which was established to build a major Lithium Hydroxide manufacturing facility in Western Australia. Until June 2021, Mr. Oliver remained as a director of Talison, a joint venture between Tianqi and Albemarle Corp. In September 2022, Mr. Oliver was appointed to the Board of Latin Resources, a lithium exploration company in Australia.

Mr. Oliver’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with companies in the mining and minerals processing sectors.

Dean C. Kehler – Director

Mr. Kehler co-founded Trimaran Fund Management, L.L.C. ("Trimaran Fund") in 1998, where he is a Managing Partner, and serves as a Manager of Trimaran Fund II. Mr. Kehler was also the Co-Chairman and Chief Executive Officer of GXII, a position he has held from September 2020 to March 2023. From 1995 to 2000, Mr. Kehler held senior positions at Canadian Imperial Bank of Commerce ("CIBC"), including Vice Chairman of CIBC World Markets Corp. Mr. Kehler currently serves on the Boards of Directors of Portman Ridge Finance Corporation (formerly KCAP Financial Inc.) and Celularity, Inc. Within the last five years, he has served a director of Inviva Inc., Security First Corp. and Graphene Frontiers, LLC. He holds a bachelor's degree from the Wharton School of the University of Pennsylvania.

Mr. Kehler’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with public and private companies.

Michael G. Maselli – Director

Mr. Maselli is a managing director of Trimaran Fund, a position he has held since 2006, and was the President of Acquisitions of GXII from March 2021 to March 2023. Before joining Trimaran Fund in February 2006, Mr. Maselli worked in the Corporate and Leverage Finance Groups of CIBC World Markets. Prior to joining CIBC in 1997, Mr. Maselli served as a Managing Director in Bear Stearns’ corporate finance group and, prior to that, as a Vice President at Kidder Peabody & Co. Incorporated. Mr. Maselli served on the board of ChanceLight, Inc. (f/k/a Educational Services of America, Inc.) until 2018. From 2013 to 2015, he served on the board of directors of Norcraft Companies, Inc., and also served on the board of managers of its predecessor company beginning in 2003. Additionally, Mr. Maselli served on the board of directors of Standard Steel, LLC, and was director as well as Chairman of the Board of CB Holding Corp. Mr. Maselli received an MBA with distinction from The A.B. Freeman School at Tulane University and a bachelor’s degree in economics from the University of Colorado.

Mr. Maselli’s qualification to serve on our Board is based upon his decades of senior leadership and executive positions with public companies.

Arrangements between Officers and Directors

Pursuant to the Business Combination Agreement, the Company was required to cause two directors identified by GXII to become directors of the Company as of the Closing. On March 17, 2023, the Board appointed Messrs. Kehler and Maselli to the Board pursuant to such requirement.

There is no arrangement or understanding between any of our officers and any other person, including directors or nominees, pursuant to which the officer was selected to serve as an officer. Except as discussed above, none of the above directors or nominees has entered into any arrangement or understanding with any other person pursuant to which he or she was, or is to be, elected as a director of the Company or a nominee of any other person.

Family Relationships

There are no family relationships among any of our directors, nominees or executive officers.

Other Directorships

The following is a list of directorships held over the past five years by our nominees. Except as listed below, no nominees of the Company are also directors of reporting issuers.

Name of Director	Other Reporting Issuer (or equivalent)	Exchange
David C. Beling	Bullfrog Gold	CSE
Michael J. Morris	Pacific Premier Bancorp	Nasdaq
Mark A. Smith	Largo Resources Ltd.	TSX
	IBC Advanced Alloys Corp.	TSX-V
Peter Oliver	Latin Resources	ASX
Dean C. Kehler	El Pollo Loco Holdings, Inc. Portman Ridge Finance Corporation Celularity, Inc. GX Acquisition Corp. II	Nasdaq Nasdaq Nasdaq Nasdaq
Michael G. Maselli	El Pollo Loco Holdings, Inc.	Nasdaq

Legal Proceedings

No director, nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years, none of the persons serving as executive officers and/or directors of the Company and, with respect to promoters or control persons, for the past five years, none have been the subject matter of any of the legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Other than as described below, no proposed director of the Company is or has been, within the past 10 years, a director, CEO or CFO of any company that, while the person was acting in that capacity:

(a)	was subject to an “order,” as that term is defined in Form 51-102F5 Information Circular, that was issued while the proposed director was acting in the capacity as director, CEO or CFO; or
(b)	was subject to an order that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

No proposed director of the Company is or has been, within the past 10 years, a director or executive officer of any company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the past 10 years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

On September 26, 2023, the Company announced that because of an anticipated delay in filing its annual financial statements for the year ended June 30, 2023, the related management’s discussion and analysis, and the CEO and CFO certifications relating to the annual financial statements before the September 28, 2023, deadline, the Company had applied to the Ontario Securities Commission for the imposition of a management cease trade order. As a result, on September 29, 2023, the Ontario Securities Commission issued a management cease trade order against Mark A.

Smith and Neal Shah. The management cease trade order prohibited Mr. Smith and Mr. Shah from trading in the securities of the Company until October 12, 2023, which is the date that the management cease trade order was lifted.

On May 11, 2023, the Company announced that because of an anticipated delay in filing its quarterly financial statements for the three and nine months ended March 31, 2023, the related management’s discussion and analysis, and the CEO and CFO certifications relating to the quarterly financial statements before the May 15, 2023, deadline, the Company had applied to the Ontario Securities Commission for the imposition of a management cease trade order. As a result, on May 24, 2023, the Ontario Securities Commission issued a management cease trade order against Mark A. Smith and Neal Shah. The management cease trade order prohibited Mr. Smith and Mr. Shah from trading in the securities of the Company until June 1, 2023, which is the date that the management cease trade order was lifted. Following the filing of the required financial statements, the Ontario Securities Commission lifted such cease trade order effective June 1, 2023.

Voting Procedures for the Election of Directors

Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted FOR or WITHHOLD with respect to any nominee to the Board.

Majority Voting Policy

On March 17, 2023, the Board adopted a new majority voting policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, the form of proxy for meetings of the shareholders of the Company at which directors are to be elected provide the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is required to tender his or her resignation to the Board, to take effect on acceptance by the Board.

The Nominating Committee will decide whether to recommend to the Board that the Board accept the resignation of the director. In recommending to the Board whether to request the resignation of the director or not, the Nominating Committee will consider all factors deemed relevant, including without limitation, the qualifications of the director and whether the director’s resignation from the Board would be in the best interest of the Company. In addition, it will consider what, if any, expressed reasons for a withheld vote have been given, the merits of such reasons and the ability to rectify concerns.

Any director who tenders their resignation pursuant to this policy will not participate in the Nominating Committee’s deliberations or recommendation or the Board’s deliberations regarding whether to accept or reject the tendered resignation. However, in the event that each member of the Nominating Committee receives a majority withheld vote in the same election, then the Board will appoint a committee comprised solely of independent directors who did not receive a majority withheld vote in that election to consider each tendered resignation and recommend to the Board whether to accept or reject it.

The Board will take formal action on the Nominating Committee’s recommendation within 90 days following the date of the applicable shareholders’ meeting and will promptly announce its decision via press release. The Board will have the final determination whether to accept the resignation. The Board will accept the director’s resignation absent exceptional circumstances. If the resignation is accepted, subject to any corporate law restrictions, the Board may, in each case in accordance with the Articles:

(a)	fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders; or
(b)	decrease the number of directors comprising the Board.

The Majority Voting Policy applies only in the case of an uncontested director election, meaning the number of nominees for election as directors is equal to the number of directors to be elected.

Management recommends a vote “FOR” each of the nominees for director. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

III – APPOINTMENT OF AUDITORS

Change in Certifying Accountant

The Company was notified on October 9, 2023 by BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, that BDO would decline to stand for re-election at the Meeting, and BDO had indicated its intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023. On December 4, 2023, BDO notified the Company that it resigned as the Company’s independent registered public accounting firm, effective immediately. On the recommendation of the Audit Committee of the Board (the “Audit Committee”), the Board accepted BDO’s resignation.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s accumulated deficit, recurring losses from operations, and the Company’s expectation of continuing future losses as of June 30, 2023 and 2022.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through December 4, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through December 4, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that BDO advised the Company of the existence of material weaknesses in management’s internal control over financial reporting, as previously disclosed in the Company’s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods during fiscal year 2023 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

After being notified that BDO would not stand for re-election, the Audit Committee began a search process to identify a successor independent registered public accounting firm as soon as practicable. Following the resignation of BDO, on December 4, 2023, the Audit Committee recommended to the Board the appointment of Deloitte as the Company’s new independent registered public accounting firm. On the recommendation of the Audit Committee, the Board appointed Deloitte on December 4, 2023, effective immediately, to serve until the close of the Meeting.

During the Company’s two most recent fiscal years ended June 30, 2023 and 2022, and the subsequent interim period through December 4, 2023, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed the foregoing information in its Current Reports on Form 8-K filed with the SEC on October 9, 2023 (as amended by Amendment No. 1 to Current Report on Form 8-K/A filed on December 7, 2023) and December 7, 2023, copies of which are included in Appendix A to this Information Circular.

Proposal

The Company has proposed the appointment of Deloitte, as auditors of the Company to hold office until the next annual general meeting of shareholders of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board through the Audit Committee.

The Board, on the recommendation of the Audit Committee, recommends the appointment of Deloitte as our auditors to hold office until the Company’s next annual general meeting of shareholders. The Audit Committee proposes that the Board be authorized to fix the remuneration to be paid to the auditors.

As part of its search process for a successor independent registered public accounting firm, the Audit Committee solicited proposals from several major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company’s new independent registered public accounting firm. In selecting Deloitte as the Company’s independent registered public accounting firm, the Audit Committee considered several factors, including:

  the professional qualifications of Deloitte, the lead audit partner, and other key engagement personnel;
  Deloitte’s independence and its processes for maintaining its independence; and
  the appropriateness of Deloitte’s fees for audit services.

Representatives from BDO and Deloitte are expected to be present at the Meeting and they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by BDO for each of the last two fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s filings and fees billed for other services rendered by BDO during those periods.

Fiscal Year Ending June 30,	Audit Fees(1) ($)	Audit-Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees(4) ($)
2023	1,205,765		23,356
2022	181,920	—	14,551	—
(1)	“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.
(2)	“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.
(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees.” This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities. For the financial years ended June 30, 2023 and 2022, these tax services included the preparation of Canadian and U.S. federal and state tax returns and tax planning and tax advice services.
(4)	“All Other Fees” includes all other non-audit services.

Pre-approval Policies

The Audit Committee’s policy has been to pre-approve all audit, audit-related and non-audit services performed by our independent auditors and to subsequently review the actual fees and expenses paid to our independent auditors. Accordingly, the Audit Committee pre-approved all audit, audit-related and non-audit services performed by BDO and subsequently reviewed the actual fees and expenses paid to BDO. All of the services provided by BDO during the year ended June 30, 2023, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Voting Procedures for Appointment of Auditor

The auditors must be appointed, and the approval of the proposal that the auditor’s remuneration be fixed by the Board through the Audit Committee, must be passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter. Abstentions will not be counted as FOR or WITHHOLD with respect to this matter.

Management recommends a vote “FOR” (i) the appointment of Deloitte as auditors of the Company to hold office until the next annual general meeting and (ii) the authorization of the Board to fix their remuneration through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” (i) the appointment of Deloitte as auditors of the Company to hold office until the next annual general meeting and (ii) the authorization of the Board to fix their remuneration through the Audit Committee.

IV – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE NIOCORP DEVELOPMENTS LTD. LONG-TERM INCENTIVE PLAN

Pursuant to certain rules of the Toronto Stock Exchange (“TSX”), the NioCorp Developments Ltd. Long-Term Incentive Plan, as amended, which was last approved by shareholders on November 5, 2020 (the “2017 Long-Term Incentive Plan”), must be renewed, and the unallocated entitlements available thereunder must be approved, by shareholders every three years, failing which no further awards may be awarded under the 2017 Long-Term Incentive Plan. Accordingly, at the Meeting, shareholders will be asked to approve an ordinary resolution set forth below to confirm and approve the 2017 Long-Term Incentive Plan and, in connection with this approval, will be asked to consider and approve certain amendments to the 2017 Long-Term Incentive Plan as further described herein (such 2017 Long-Term Incentive Plan, as amended, being herein referred to as the “2017 Amended Long-Term Incentive Plan”), and the unallocated entitlements thereunder.

The 2017 Amended Long-Term Incentive Plan has been conditionally approved by the Board and the TSX, subject to shareholder approval at the Meeting. The 2017 Amended Long-Term Incentive Plan is substantially the same as the 2017 Long-Term Incentive Plan other than with respect to the following amendments:

●	the 2017 Amended Long-Term Incentive Plan amends the 2017 Long-Term Incentive Plan’s limit on Incentive Stock Options (as defined below) awards to increase from 2,790,858 Common Shares (which amount reflects an adjustment in connection with the Reverse Stock Split) to 3,331,164 Common Shares, which limit will increase by 330,000 Common Shares on each of the first and second anniversaries of the amended effective date of the 2017 Amended Long-Term Incentive Plan, being January 19, 2025 and January 19, 2026, subject to the plan’s aggregate Common Share limitation;
●	the 2017 Amended Long-Term Incentive Plan amends the 2017 Long-Term Incentive Plan’s recoupment provisions to specifically provide that a grant agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain or earnings related to an award under such conditions determined by the Board in accordance with (1) any Company clawback or recoupment policy or policies as adopted from time to time, including any policy that is adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise, or (2) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act;
●	the 2017 Amended Long-Term Incentive Plan amends the 2017 Long-Term Incentive Plan’s amendment and termination provision to specifically provide that the 2017 Amended Long-Term Incentive Plan cannot be amended without shareholder approval if the proposed amendment would require shareholder approval under the applicable stock exchange requirements; and
●	the 2017 Amended Long-Term Incentive Plan includes certain non-material amendments of a housekeeping nature.

Should the 2017 Amended Long-Term Incentive Plan not receive the required shareholder approval at the Meeting, the 2017 Long-Term Incentive Plan will continue to govern the awards granted under the 2017 Long-Term Incentive Plan, but no further grants will be made under the 2017 Long-Term Incentive Plan after the Meeting.

Why We Recommend That You Vote for this Resolution

The 2017 Amended Long-Term Incentive Plan authorizes the Board to provide equity-based compensation in the form of Options, restricted share units (“RSUs”), performance share units (“PSUs”), and dividend equivalents, for the purpose of attracting and retaining non-employee directors and employees and certain other service providers of the Company and affiliated companies, and to provide to such persons incentives and rewards for service or performance. Some of the key features of the 2017 Amended Long-Term Incentive Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.

We believe our future success depends in part on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide equity-based awards under the 2017 Amended Long-Term Incentive Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors.

The use of Common Shares as part of our compensation program is also important to our continued success because equity-based awards are an essential component of our compensation program for key employees, as they link compensation with long-term shareholder value creation and reward participants based on service or the Company’s performance. As discussed in further detail in the “Executive Compensation” section below, equity compensation represents a significant portion of the compensation package for our Chief Executive Officer and other named executive officers. Because our equity awards generally vest over multiple years, the value ultimately realized from these awards depends on the long-term value of our Common Shares. Our equity compensation program also helps us to attract and retain talent, targeting individuals who are motivated by pay-for-performance.

The following includes aggregated information that shareholders may find helpful regarding our use of our 2016 Incentive Stock Option Plan (the “Option Plan”), under which no further grants could be made on or after November 9, 2017, and the 2017 Long-Term Incentive Plan. The information below is as of December 4, 2023. As of that date, there were:

●	approximately 33,311,642 Common Shares outstanding;
●	outstanding Options for 1,110,500 Common Shares (approximately 3.33 percent of our outstanding Common Shares) (outstanding Options have an average exercise price of C$10.56 and an average remaining term of 1.52 years);
●	no share units (in the form of PSUs or RSUs) outstanding; and
●	additional Common Shares of 2,220,664 available for future awards under the 2017 Amended Long-Term Incentive Plan (approximately 6.67 percent of our outstanding Common Shares).

Based on the closing price on The Nasdaq Stock Market (“Nasdaq”) for our Common Shares on December 4, 2023, of $3.25 per share, the aggregate market value as of December 4, 2023, of the Common Shares available for issuance under the 2017 Long-Term Incentive Plan as of that date (including the 1,110,500 Common Shares subject to outstanding Options and the 2,220,664 Common Shares available for future awards) was $10,826,283.

In fiscal years 2021, 2022, and 2023, we granted awards under the 2017 Long-Term Incentive Plan covering 370,000, 447,500, and 578,000 Common Shares, respectively.1 Based on our basic weighted average of Common Shares outstanding for those three years of 24,196,711, 26,373,722, and 28,705,840, respectively, for the three-fiscal-year period 2021 to 2023, our average burn rate, not taking into account forfeitures, was 1.7% (our individual year burn rates were 1.5% for fiscal 2021, 1.7% for fiscal 2022, and 2.0% for fiscal 2023).

If the 2017 Amended Long-Term Incentive Plan is approved, we intend to utilize the shares authorized under the 2017 Amended Long-Term Incentive Plan to continue our practice of incentivizing key individuals through equity grants. As noted below, our Board would retain full discretion under the 2017 Amended Long-Term Incentive Plan to determine the number and amount of awards to be granted under the 2017 Amended Long-Term Incentive Plan, subject to the terms of the 2017 Amended Long-Term Incentive Plan, and future benefits that may be received by participants under the 2017 Amended Long-Term Incentive Plan are not determinable at this time.

 ____________________________

1 As noted above, the Company completed the Reverse Stock Split on March 17, 2023. For purposes of comparability across fiscal years, all Common Share amounts in this proposal with respect to fiscal years prior to 2023 represent the original amounts adjusted to reflect the Reverse Stock Split. With respect to the number of awards granted in fiscal 2023, any actual grants made prior to the Reverse Stock Split have also been adjusted.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute shareholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of shareholder interests, as described above.

In evaluating this proposal, shareholders may want to consider all of the information in this proposal.

The following description of the 2017 Amended Long-Term Incentive Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Schedule B.

Description of the 2017 Amended Long-Term Incentive Plan

Effectiveness

If approved by the shareholders at the Meeting, the 2017 Amended Long-Term Incentive Plan will remain effective and will be the only current equity-based compensation plan under which grants currently are expected to be made by the Company.

Eligibility

Under the 2017 Amended Long-Term Incentive Plan, the Board may in its discretion from time-to-time grant Options and share units (in the form of RSUs and PSUs) to directors, employees and certain other service providers (as defined in the 2017 Amended Long-Term Incentive Plan) of the Company and affiliated entities selected by the Board. As of December 4, 2023, the Company and its affiliated entities had eight employees, eight other service providers, and five independent directors who met the eligibility requirements under the 2017 Amended Long-Term Incentive Plan. The basis for participation in the 2017 Amended Long-Term Incentive Plan is selection for participation by the plan administrator.

Administration

The 2017 Amended Long-Term Incentive Plan will generally be administered by the Board, which will have full and complete discretionary authority to, among other things, and subject to the express limitations under the 2017 Amended Long-Term Incentive Plan: (1) interpret the 2017 Amended Long-Term Incentive Plan and grant agreements thereunder; (2) determine the eligible persons who may receive grants under the 2017 Amended Long-Term Incentive Plan and the terms of such grants (including the number of Common Shares subject to such grants or the value of such grants and the applicable vesting conditions); and (3) amend the terms of a grant agreement or other documents evidencing grants. The Board may, in its discretion, but subject to applicable law and stock exchange requirements, delegate its powers under the 2017 Amended Long-Term Incentive Plan to a committee of the Board, or to a person or persons, as it may determine from time to time. However, the Board will not delegate any such powers with respect to the grant, amendment, administration or settlement of any award to the extent delegation is not consistent with applicable law or stock exchange requirements, and provided that the composition of the committee of the Board, person or persons, as the case may be, will comply with applicable law and stock exchange requirements. Further, provided it complies with 2017 Amended Long-Term Incentive Plan, the Board may appoint or engage a trustee, custodian or administrator to administer or implement the 2017 Amended Long-Term Incentive Plan or any aspect of it.

Share Limits

Subject to adjustment as described in the 2017 Amended Long-Term Incentive Plan, the aggregate number of Common Shares that may be reserved for issuance to participants under the 2017 Amended Long-Term Incentive Plan, together with all other security based compensation arrangements of the Company, including with respect to Options outstanding under the Option Plan, may not exceed 10% of the issued and outstanding Common Shares from time to time, and the Common Shares reserved for issuance upon settlement of share units shall not exceed 5% of the issued and outstanding Common Shares from time to time. The 2017 Amended Long-Term Incentive Plan limits the maximum number of Common Shares issued to insiders (as defined under TSX rules for this purpose) within any one-year period, or issuable to insiders at any time, in the aggregate, under all security based compensation arrangements

(including the 2017 Amended Long-Term Incentive Plan) to 10% of the then issued and outstanding Common Shares. The 2017 Amended Long-Term Incentive Plan also limits the aggregate number of Common Shares that may be reserved for issuance to any one participant under the 2017 Amended Long-Term Incentive Plan, together with all other security-based compensation arrangements of the Company, to 5% of the then issued and outstanding Common Shares (on a non-diluted basis). Further, and subject to the adjustment provisions of the 2017 Amended Long-Term Incentive Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 3,331,164 Common Shares. However, such Incentive Stock Option limit will increase by 330,000 Common Shares on each of the first and second anniversaries of the effective date of the 2017 Amended Long-Term Incentive Plan, subject to the aggregate Common Share limitation under the plan.

For purposes of computing the total number of Common Shares available for grant under the 2017 Amended Long-Term Incentive Plan or any other security-based compensation arrangement of the Company, Common Shares subject to any grant (or any portion thereof) that are issued upon exercise or settlement, forfeited, surrendered, cancelled, unearned or otherwise terminated will again be available for grant under the 2017 Amended Long-Term Incentive Plan.

Subject to applicable law and stock exchange requirements, in the event of any change in or impact to the Common Shares by reason of any dividend (other than dividends in the ordinary course), split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, combination or exchange of Common Shares or distribution of rights to holders of Common Shares or any other relevant changes to or impact to the authorized or issued capital of the Company, if the Board determines that an equitable adjustment should be made, such adjustment shall be made by the Board to (1) the number of Common Shares subject to the 2017 Amended Long-Term Incentive Plan, (2) the securities into which the Common Shares are changed or are convertible or exchangeable, (3) any Options then outstanding, (4) the exercise price in respect of such Options, (5) the number of share units outstanding under the 2017 Amended Long-Term Incentive Plan, and/or (6) other award terms. However, any such adjustment to the number of Incentive Stock Options that may be issued or transferred under the 2017 Amended Long-Term Incentive Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Moreover, in the event of any such transaction or event or in the event of a change in control (as defined in the 2017 Amended Long-Term Incentive Plan), the Board may provide in substitution for any or all outstanding grants under the 2017 Amended Long-Term Incentive Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the United States Internal Revenue Code (if applicable). In addition, for each Option with an exercise price greater than the consideration offered in connection with any such transaction or event or change in control, the Board may in its discretion elect to cancel such Option without any payment to the person holding such Option.

Performance Conditions

Grants under the 2017 Amended Long-Term Incentive Plan may be subject to performance-based vesting conditions, which may consist of such financial, personal, operational, transaction-based or other performance criteria as may be determined by the Board and set out in an applicable grant agreement. Performance-based vesting conditions may apply to an individual participant or to the Company, an affiliate, the Company and its affiliates as a whole, a business unit of the Company or group comprised of the Company and some affiliates or a group of affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group or index, or otherwise, provided that the performance period for measurement or achievement of any such performance criteria (or incremental element thereof) will in all events exceed one year. When establishing performance-based vesting conditions, the Board may exclude any or all “extraordinary items” as determined under applicable accounting standards. The Board may provide that performance-based vesting conditions will be adjusted to reflect events occurring during the performance period that affect the applicable performance-based vesting condition.

Options

Options granted under the 2017 Amended Long-Term Incentive Plan will specify the maximum number of Common Shares that the participant may purchase under the Options. Options issued under the 2017 Amended Long-Term Incentive Plan, unless otherwise designated by the Board in the applicable grant agreement, will vest with 50% of each grant vesting six months after the grant date, 25% after twelve months, and the balance at the 18-month anniversary. Vesting will be based on continued service and may be exercised during a period determined by the Board, which may not exceed ten years (except in certain situations connection with a blackout period, as further described below). The exercise price for each share subject to an Option shall be fixed by the Board but, except with respect to certain awards issued in substitution for, in conversion of, or in connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with the Company or any of its affiliates, under no circumstances shall it be less than 100% of the closing price per Common Share on the trading day immediately preceding such date (the “Market Price”) on the grant date on the primary stock exchange on which the greatest volume of trading of the Common Shares occurred during the immediately preceding 20 trading days. The exercise of Options may be subject to vesting conditions, including specific time schedules for vesting and performance-based conditions. Generally, a participant’s notice of exercise of an Option must be accompanied by payment of the exercise price. However, upon prior approval of the Board, a participant may elect for a “cashless exercise” of Options, whereby a Participant can receive in Common Shares the net value of an Option that is exercised without paying the exercise price directly. A “cashless exercise” entitles the Participant to Common Shares equal to the number determined by dividing (a) the difference between the Market Price (calculated as at the date of settlement) and the exercise price of such Option by (b) the Market Price (calculated as at the date of settlement). Options granted under the 2017 Amended Long-Term Incentive Plan may not provide for dividends or dividend equivalents.

If the normal expiry date for Options granted under the 2017 Amended Long-Term Incentive Plan (other than an Incentive Stock Option or an Option held by a U.S. taxpayer) falls within a blackout period or within ten business days following the end of a blackout period, then the expiry date of the Option will, without any further action, be extended to the date that is ten business days following the end of the blackout period. For this purpose, a “blackout period” is a period of time when, pursuant to any policies of the Company, any securities of the Company may not be traded by certain persons as designated by the Company, including any holder of a grant.

Options granted under the 2017 Amended Long-Term Incentive Plan that are intended to qualify as “incentive stock options” under Section 422 of the United States Internal Revenue Code (“Incentive Stock Options”) are subject to additional limitations as further described in the 2017 Amended Long-Term Incentive Plan.

Upon a participant’s termination for cause (as defined in the 2017 Amended Long-Term Incentive Plan), any and all outstanding Options whether vested or unvested are forfeited immediately. Except as otherwise provided in the applicable grant agreement, upon a participant’s termination without cause, all vested Options are exercisable for 120 days and all unvested Options are forfeited immediately. Upon a participant’s resignation, except as otherwise provided in the applicable grant agreement, all vested Options are exercisable for 90 days and all unvested Options are immediately forfeited. Upon a participant’s death or disability (as defined in the 2017 Amended Long-Term Incentive Plan), except as provided in the applicable grant agreement, all unvested Options are forfeited immediately, and all vested Options will continue to be exercisable for 12 months from the date of death or disability. The Board may extend the period for exercise of a participant’s Options on the participant’s termination or disability, but not beyond the original expiry date, and/or allow for continued vesting of the participant’s Options during the period for exercise or a portion of it. Notwithstanding the above, other than on a termination due to disability or death, Incentive Stock Options will not be exercisable for longer than three months following the date of termination.

Share Units

Under the 2017 Amended Long-Term Incentive Plan, eligible participants may be allocated share units in the form of PSUs or RSUs, which represent the right to receive an equivalent number of Common Shares or amount of cash upon vesting. The issuance of such Common Shares may be subject to vesting requirements similar to those described above with respect to the exercisability of Options, including such time or performance-based conditions as may be determined from time to time by the Board in its discretion. The 2017 Amended Long-Term Incentive Plan provides for the express designation of share units as either RSUs, which have primarily time-based vesting conditions or PSUs, which have primarily performance-based vesting conditions over a specified period. To date, the Company has not allocated any share units under the 2017 Amended Long-Term Incentive Plan. The number of PSUs subject to a PSU grant may be subject to adjustment to reflect changes in compensation, job duties or other factors.

Except as otherwise provided in the applicable grant agreement, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Common Shares to shareholders of record as of a record date occurring during the period from the grant date to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, will be credited to the participant who is a party to such grant agreement. The number of such additional RSUs or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such participant if the RSUs or PSUs held by the participant had been Common Shares by the market price on the date on which the dividends or distributions were paid on the Common Shares. Such additional RSUs or PSUs granted to a participant will be subject to the same terms and conditions, including vesting and settlement terms, as the corresponding RSUs or PSUs, as the case may be.

Upon a participant’s termination for cause, all unvested share units are forfeited immediately. Subject to the terms of the applicable grant agreement or as determined by the Board, upon a participant’s resignation, all unvested share units will be forfeited. Subject to the terms of the applicable grant or as determined by the Board, upon a participant’s termination without cause or due to death or disability, all vested share units will be paid to the participant or the participant’s estate, as applicable, and any unvested share units will be immediately forfeited, provided that any unvested share units that are subject to performance-based vesting conditions that are capable of being partially performed, in the Board’s discretion, will become vested on a pro rata basis to reflect the degree to which the condition has been satisfied (in all cases subject to the terms of the applicable grant). The Board may, at the time of termination or disability, extend the period for vesting of share units, but not beyond the original end of the applicable vesting period, or accelerate the vesting of share units, subject to applicable limitations under United States tax law.

Change in Control

The vesting of outstanding awards will be accelerated in connection with a change in control if a participant’s employment is terminated (other than for cause (as defined in the 2017 Amended Long-Term Incentive Plan)) or he or she resigns for good reason (as defined in the 2017 Amended Long-Term Incentive Plan), in either case, within one year of the change of control. If any share units are subject to performance-based vesting conditions, then the vesting of such share units shall accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting will be accelerated on a pro rata basis to reflect the degree to which the performance condition has been satisfied, as determined by the Board.

Transfers

The interest of any participant under the 2017 Amended Long-Term Incentive Plan is generally not transferable or assignable, other than by testamentary disposition by the participant or the laws of intestate succession. In no event will any grant under the 2017 Amended Long-Term Incentive Plan be transferred for value. However, the 2017 Amended Long-Term Incentive Plan does provide that with respect to a participant who is not a U.S. taxpayer, the Board may provide that the participant may assign his or her rights (a) in the case of a transfer without the payment of any consideration, to the participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with the participant due to adoption and any entity in which these persons (or the participant) own more than 50 percent of the voting interests and (b) to an entity in which more than 50 percent of the voting interests are owned by these persons (or the participant) in exchange for an interest in that entity. In the event of such transfer or assignment, the grant will generally remain subject to substantially the same terms as were applicable while held by the participant to whom it was granted. With respect to participants who are U.S. taxpayers, the Board may permit the participant to transfer Options that are not Incentive Stock Options (“Nonqualified Stock Options”) to any “family member” in accordance with Form S-8 Registration Statement under the Securities Act of 1933. However, U.S. taxpayers cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

Clawback

All grants under the 2017 Amended Long-Term Incentive Plan are subject to a clawback (as further described in the 2017 Amended Long-Term Incentive Plan) by the Company, as determined by the Board, in its sole discretion, in the event: (a) the participant fails to comply with any restrictive covenants; (b) the participant is terminated for cause, or the Board reasonably determines after termination that the participant could have been terminated for cause; (c) the Board reasonably determines that the participant engaged in conduct that caused material financial or reputational harm to the Company or engaged in gross negligence, willful misconduct or fraud in the performance of their duties; or (d) the Company’s financial statements are required to be restated (subject to certain exceptions described in the 2017 Amended Long-Term Incentive Plan) and such restatement discloses materially worse financial results in the opinion of the Board.

In addition, any grant agreement under the 2017 Amended Long-Term Incentive Plan may also provide for the cancellation or forfeiture of a grant or the forfeiture and repayment to the Company of any gain or earnings related to a grant, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Board in accordance with in accordance with (a) any Company clawback or recoupment policy or policies as adopted from time to time, including any policy that is adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise (in each case, the “Clawback Policy”), or (b) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002 (“SOX”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting awards under the 2017 Amended Long-Term Incentive Plan participants consent to be bound by the terms of the Clawback Policy, if applicable, and agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company in its efforts to recover or recoup any award, any gains or earnings related to any award, or any other amount paid under the 2017 Amended Long-Term Incentive Plan or otherwise subject to clawback or recoupment pursuant to such laws, rules, regulations, stock exchange listing standards or Company policy.

Amendment and Termination

The following types of amendments to the 2017 Amended Long-Term Incentive Plan or the entitlements granted under it (other than certain equitable antidilution adjustments as provided for under the 2017 Amended Long-Term Incentive Plan) require the approval of the shareholders: (a) increasing the maximum number of Common Shares that may be issued under the 2017 Amended Long-Term Incentive Plan; (b) reducing the exercise price of an outstanding Option (including cancelling and, in conjunction therewith, re-granting within three months an Option at a reduced exercise price, or substitution of an Option with cash or other awards the terms of which are more favorable to the participant); (c) extending the maximum term of any grant; (d) amending the assignment rights of participants currently contemplated by the 2017 Amended Long-Term Incentive Plan; (e) expanding the categories of individuals eligible for grants under the 2017 Amended Long-Term Incentive Plan; (f) increasing or removing the percentage limit on Common Shares issuable or issued to insiders under the 2017 Amended Long-Term Incentive Plan; (g) amending the 2017 Amended Long-Term Incentive Plan to provide for other types of equity compensation through equity issuance; (h) amending the 2017 Amended Long-Term Incentive Plan, the effect of which would cause Incentive Stock Options to fail to meet the requirements of Section 422 of the United States Internal Revenue Code; (i) amending the amendment provision or granting additional powers to the Board to amend the 2017 Amended Long-Term Incentive Plan or grants without shareholder approval; and (j) otherwise amending the 2017 Amended Long-Term Incentive Plan in a manner that would require shareholder approval under applicable stock exchange requirements.

The Board may approve amendments to the 2017 Amended Long-Term Incentive Plan or the entitlements granted under it without shareholder approval, other than those specified above as requiring approval of the shareholders, subject to any regulatory approvals including, where required, the approval of any stock exchange, including: (a) amendments of a “housekeeping” nature; (b) a change to the vesting provisions of any grants; (c) a change to the termination provisions of any grant that does not entail an extension beyond the original term of the grant; or (d) amendments to the provisions relating to a change in control.

The 2017 Amended Long-Term Incentive Plan will remain in effect, unless sooner terminated, until the tenth anniversary of its effective date. If the 2017 Amended Long-Term Incentive Plan is not approved by shareholders by the third anniversary of its effective date, no further grants may be made under the 2017 Amended Long-Term

Incentive Plan. After the 2017 Amended Long-Term Incentive Plan is terminated, grants previously made will remain outstanding in accordance with their applicable terms and conditions and the 2017 Amended Long-Term Incentive Plan’s terms and conditions.

Other Provisions

For U.S. taxpayers, the 2017 Amended Long-Term Incentive Plan includes certain additional limitations intended to comply with or secure an exemption from Section 409A of the United States Internal Revenue Code.

The Company will not provide financial assistance to participants to facilitate the purchase of securities under the 2017 Amended Long-Term Incentive Plan.

Substitute and Assumed Awards

Grants may be made under the 2017 Amended Long-Term Incentive Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, restricted share units, or performance share units held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any subsidiary of the Company. The grants so made may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the 2017 Amended Long-Term Incentive Plan, and may account for Common Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

Withholdings

The Company or an affiliate of the Company will withhold or cause to be withheld from any amount payable to a participant, either under the 2017 Amended Long-Term Incentive Plan, or otherwise, such amount as may be necessary to permit the Company or the affiliate, as applicable, to comply with applicable obligation sunder any federal, provincial, state or local law relating to the withholding of tax or other required deductions. Subject to applicable law and stock exchange requirements, the Company and any affiliate of the Company may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Board may determine in its sole discretion, by (1) requiring such participant to sell any Common Shares and retaining any amount payable which would otherwise be provided or paid to such participant in connection with any such sale, or (2) requiring, as a condition to the delivery of Common Shares hereunder, that such participant make such arrangements as the Board may require so that the Company and its affiliates can satisfy such withholding obligations, including requiring such participant to remit an amount to the Company or an affiliate in advance, or reimburse the Company or any affiliate for, any such withholding obligations.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be granted in the future under the 2017 Amended Long-Term Incentive Plan because the grant and actual payout of awards under the 2017 Amended Long-Term Incentive Plan are subject to the discretion of the plan administrator.

The following table shows, as to each named executive officer and the various indicated groups, the aggregate number of Option awards granted under the 2017 Long-Term Incentive Plan from inception through December 4, 2023:

Name	Number of Options Granted
Named Executive Officers:
Mark A. Smith, Chief Executive Officer, President	335,000
Scott Honan, Chief Operating Officer	160,000
Neal Shah, Chief Financial Officer	160,000
All current executive officers as a group	815,000
All current non-executive directors as a group	580,000
Each nominee for election as a director (other than Mark A. Smith):
Michael J. Morris	162,500
David C. Beling	142,500
Nilsa Guerrero-Mahon	185,000
Peter Oliver	90,000
Dean C. Kehler	0
Michael G. Maselli	0
Each associate of any of the foregoing	0
Each other person who received at least 5% of all Options granted	0
All employees, excluding current executive officers	367,000

U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences to participants who are U.S. taxpayers of certain transactions under the 2017 Amended Long-Term Incentive Plan based on U.S. federal income tax laws in effect. This summary, which is presented for the information of shareholders considering how to vote on this proposal and not for 2017 Amended Long-Term Incentive Plan participants, is not intended to be complete and does not describe U.S. federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local, provincial, or other non-U.S. tax consequences, or any tax consequences for non-U.S. taxpayers.

Tax Consequences to Participants
Nonqualified Stock Options. In general:

●	no income will be recognized by a participant at the time a Nonqualified Stock Option is granted;
●	at the time of exercise of a Nonqualified Stock Option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and
●	at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by a participant upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If Common Shares are issued to the participant pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss.

If Common Shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Restricted Share Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the amount of cash received and the fair market value of unrestricted Common Shares on the date that such cash or shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Share Units. No income generally will be recognized upon the grant of PSUs. Upon payment in respect of the earn-out of PSUs, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received.

Tax Consequences to the Company or its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services (to the extent it is a U.S. taxpayer) will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the United States Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the United States Internal Revenue Code.

Registration with the SEC

We previously filed a Registration Statement on Form S-8 relating to the issuance of Common Shares under the 2017 Long-Term Incentive Plan with the SEC pursuant to the Securities Act of 1933, as amended. As and when necessary, we expect to file one or more additional Registration Statements on Form S-8 to register additional Common Shares for issuance or transfer under the 2017 Amended Long-Term Incentive Plan.

Shareholder Approval

Pursuant to certain rules of the TSX, the unallocated entitlements available under the 2017 Long-Term Incentive Plan must be approved by shareholders every three years, the 2017 Long-Term Incentive Plan was last approved by shareholders on November 5, 2020. The 2017 Amended Long-Term Incentive Plan must also be approved by both the TSX and the shareholders of the Company. The TSX has conditionally accepted the 2017 Amended Long-Term Incentive Plan. Accordingly, the shareholders will be asked to approve the 2017 Amended Long-Term Incentive Plan. At the Meeting, shareholders will be asked to consider and, if thought fit, pass the resolution set out below, approving the implementation of the 2017 Amended Long-Term Incentive Plan:

“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	The 2017 Amended Long-Term Incentive Plan, substantially as described above and appended as Schedule B to the Company’s Information Circular in respect of the Company’s Meeting, is hereby authorized and approved to be effective from the date of the Meeting.
2.	All unallocated entitlements under the 2017 Amended Long-Term Incentive Plan, as amended from time to time, be and are hereby approved and authorized, and the Company shall be permitted to grant awards thereunder until January 19, 2027.
3.	Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions.”

To be approved, the resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.

The Board recommends a vote “FOR” the resolution approving the adoption of the 2017 Amended Long-Term Incentive Plan. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

Should the 2017 Amended Long-Term Incentive Plan not receive the required shareholder approval at the Meeting, no further entitlements may be awarded under the 2017 Long-Term Incentive Plan, which will continue governing outstanding entitlements granted thereunder.

V – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(“SAY-ON-PAY PROPOSAL”)

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking shareholders to cast a nonbinding, advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to SEC rules, the executive compensation tables and related compensation disclosures included in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views about the compensation the Company pays to its named executive officers, as described in this Information Circular. The vote is not intended to address any specific items of named executive officer compensation, but rather to address the Company’s overall approach to the compensation of its named executive officers described in this Information Circular.

The text of the resolution to be approved is as follows:

“BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT: on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and related narratives and descriptions of the Management Information and Proxy Circular for the Annual General Meeting of Shareholders held on January 19, 2024, is hereby APPROVED.”

The Board believes that the Company’s executive compensation program is designed appropriately and is working effectively to help ensure that the Company compensates its named executive officers for the achievement of performance goals that will enhance shareholder value. Before you vote, please review the section captioned “Executive Compensation” below, which section describes the Company’s named executive officer pay programs and the rationale behind the decisions made by the Board and the Board Compensation and Organization Committee (the “Compensation Committee”).

The Company has designed its executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement the Company’s strategic business objectives and deliver on the Company’s commitment to build long-term shareholder value. The Company believes that its executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.

You may vote “FOR” or “AGAINST” the resolution or “ABSTAIN” from voting on the resolution. The result of the say-on-pay proposal will not be binding on the Company or the Board; however, the Board values the views of its shareholders. The Board and the Compensation Committee will review the results of the vote and expect to take them into consideration in addressing future compensation policies and decisions. NioCorp currently holds a say-on-pay vote annually, and expects to hold the next such say-on-pay vote at its next annual general meeting of shareholders.

If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Information Circular and described in this say-on-pay proposal.

The Board recommends a vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Information Circular.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines that apply to all Canadian public companies. The Company has reviewed its own corporate governance practices in light of these guidelines. In certain cases, the Company’s practices comply with the guidelines; however, the Board considers some of the guidelines not to be suitable for the Company at its current stage of development, and therefore, these guidelines have not been adopted at this time. The Board will consider the matter in the future as the Company’s development progresses, and such guidelines may be applicable to the Company’s then-level of development. National Instrument 58-101 (“NI 58-101”) mandates disclosure of corporate governance practices for non-Venture Issuers in Form 58-101F1, which disclosure is set out below. The Company is also required to comply with the provisions of SOX and the applicable rules adopted by the SEC pursuant to SOX, as well as the Nasdaq Listing Rules and the rules of the TSX. Maintaining a high standard of corporate governance is a priority for the Board and the Company’s management as both believe that effective corporate governance will help create and maintain shareholder value in the long term. A description of the Company’s corporate governance practices is set out below.

Director Independence

As of December 4, 2023, the Company’s Board consists of Messrs. Smith, Morris, Beling, Oliver, Kehler, and Maselli and Mmes. Wightman and Guerrero-Mahon. The Company utilizes the definition of “independent” as it is set forth in Nasdaq Listing Rule 5605(a)(2) (“Rule 5605(a)(2)”) and National Instrument 52-110 Audit Committees (“NI 52-110”). Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships). Currently, Messrs. Morris, Beling, Oliver, Kehler, and Maselli and Mmes. Wightman and Guerrero-Mahon are considered independent directors. Ms. Fernanda Reda Fenga Viana Klamas, who served as a director of the Company during fiscal 2023, was previously determined by the Board to be an independent director.

At all times since the Company’s annual general meeting of shareholders held on December 15, 2022, the Board has consisted of a majority of independent directors. NP 58-201 suggests that the board of directors of every listed company should be constituted with a majority of individuals who qualify as “independent” directors under NI 52-110, which provides that a director is independent if he or she has no direct or indirect “material relationship” with such company. “Material relationship” is defined as a relationship that could, in the view of a company’s board of directors, reasonably interfere with the exercise of a director’s independent judgment. Of the proposed nominees for election at the Meeting, one, being Mark A. Smith, is an “insider,” as a management director, and accordingly, is not considered by the Board to be “independent.” The remaining six proposed nominees, being Messrs. Morris, Beling, Oliver, Kehler, and Maselli and Ms. Guerrero-Mahon, are each considered by the Board to be “independent,” within the meaning of NI 52-110. Thus, assuming that all the proposed nominees are elected as directors, the Board will continue to be composed of a majority of independent directors.

The Chair of the Board is Mark A. Smith, who is not independent. Michael J. Morris, who serves as the Company’s Lead Director, is independent.

The Board created the Lead Director role as an integral part of a leadership structure that promotes strong, independent oversight of NioCorp’s management and affairs. The Lead Director, who must be independent, has the following primary responsibilities:

  working with the Chairman to develop and approve Board agendas and meeting schedules;
  advising the Chairman as to the quality, quantity, and timeliness of the information sent to the Board;
  developing agendas for and chairing executive sessions of the Board (in which the independent directors meet without management); and
  acting as a liaison between the independent directors and the Chairman and CEO.

Michael J. Morris has served as the Lead Director since November 2020.

In assessing Form 58-101F1 and making the foregoing determinations, the circumstances of each director have been examined in relation to a number of factors, including discussions with each director, a review of the résumés of the directors, and the corporate relationships and other directorships held by each of them.

Board Meetings

The Board held a total of fifteen meetings during the fiscal year ended June 30, 2023. None of our directors attended fewer than 75% of the total number of Board meetings and meetings of the committees on which the director served during the fiscal year ended June 30, 2023. Board members are not required to attend the Company’s annual general meetings of shareholders. All then-serving directors attended the Company’s annual general meeting of shareholders held on December 15, 2022.

The attendance record of each incumbent director at full Board meetings and with respect to meetings of any committees of which he/she is a member held during the fiscal year ended June 30, 2023, either in person or by conference telephone, are as follows:

Name of Director	Full Board Meetings (15 total)	Audit Committee (8 total)	Safety and Sustainability Committee (1 total)	Compensation Committee (2 total)	Nominating & Governance Committee (0 total) (1)
Mark A. Smith	15	N/A	1	N/A	N/A
Michael J. Morris	14	8	N/A	2	—
David C. Beling	14	N/A	1	2	N/A
Anna Castner Wightman	14	8	1	N/A	N/A
Nilsa Guerrero-Mahon	14	8	N/A	2	N/A
Fernanda Klamas	13	3	1	N/A	N/A	(2)
Peter Oliver	14	N/A	1	N/A	—
Michael Maselli	3	3	N/A	N/A	N/A	(3)
Dean Kehler	3	N/A	N/A	1	—	(3)

(1)	During the fiscal year ended June 30, 2023, the Nominating & Governance Committee did not meet.
(2)	Ms. Klamas no longer served on the Audit Committee after January 1, 2023, and resigned from the NioCorp Board on May 16, 2023.
(3)	Mr. Maselli and Mr. Kehler were appointed to the Board effective March 17, 2023.

Corporate Governance Guidelines

The Board has adopted the Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities to the Company and its shareholders. The Corporate Governance Guidelines are intended to serve as a flexible framework, rather than as a set of binding legal obligations, through which the Board may conduct its business and provide oversight. The role of the Board is to oversee the performance of the CEO and other senior management of the Company, and to assure that the best interests of shareholders are being served. The Corporate Governance Guidelines are available on our website at www.niocorp.com.

Position Descriptions

The Board has developed a written position description for the Chairman of the Board and the Lead Director included in the Corporate Governance Guidelines. The primary responsibilities of the Lead Director are summarized above under “—Director Independence.” To date, given the size of the Company and its stage of development, the Board does not believe that a formal written position description for the position of the CEO is required, and that good business practices and the common law provide guidance as to what is expected of the position.

The general duties of the CEO are as set forth in the Smith Agreement (as described under “Employment Agreements” in this Information Circular), which were developed by the Board, in consultation with the CEO, at the time the Smith

Agreement was entered into and set forth the expectations of the role and position to be fulfilled by the CEO. Pursuant to the Smith Agreement, the Company (acting through the Board) has the ability to modify such duties as required, but it has not found it necessary to do so.

The charters for each of the Audit Committee, the Compensation Committee, the Nominating Committee and the Safety and Sustainability Committee contain a general description of the roles and tasks required to be performed by the Chair of the relevant committee.

Orientation and Continuing Education

The Board provides ad hoc orientation for new directors. New non-management directors are briefed on the overall role of the Board, its committees and its directors, as well as the Company’s strategic plans, short-, medium-, and long-term corporate objectives, current mineral properties and ongoing exploration programs, business risks and mitigation strategies, Corporate Governance Guidelines and existing Company policies when they become directors. However, there is no formal orientation for new members of the Board, and this is considered to be appropriate, given the Company’s size and current level of operations. If the growth of the Company’s operations and/or increased Board turnover warrants it, the Board would consider implementing a formal orientation process.

The skills and knowledge of the Board as a whole is such that no formal continuing education process is currently deemed required. The Board is comprised of individuals with varying backgrounds, who have, both collectively, and in most cases individually, extensive experience in running and managing public companies in the natural resource sector, and several directors are also directors of other resource companies. Board members are encouraged to communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation, with management’s assistance. The Company will pay the reasonable costs of attendance by directors at continuing education courses and seminars with respect to corporate governance, directors’ duties and obligations and similar matters. Board members have full access to the Company’s records.

Reference is made to the heading “I and II – Number and Election of Directors,” under “Particulars of Matters to Be Acted Upon” in this Information Circular, for a description of the principal occupations of the proposed nominees for election as members of the Board.

Board Committees

The Board has established an Audit Committee, a Board Compensation and Organization Committee, a Nominating and Corporate Governance Committee and a Safety and Sustainability Committee, each of which operates under a written charter that has been approved by the Board.

Our Board has determined that the members of the Audit Committee and Compensation Committee are independent directors under Rule 5605(a)(2) and NI 52-110, including, in the case of all of the members of our Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In making such determination, the Board considered the relationships that each director has with our Company and all other facts and circumstances that the Board deemed relevant in determining director independence, including the beneficial ownership of our Common Shares by each director.

Audit Committee and Audit Committee Financial Experts

The Audit Committee is currently comprised of Nilsa Guerrero-Mahon, as Chair, Anna Castner Wightman, Michael J. Morris, and Michael Maselli, all of whom are independent directors. Our Board has determined that Ms. Guerrero-Mahon and Mr. Morris are audit committee financial experts, as defined by the rules of the SEC. Further, all Audit Committee members are financially literate as defined in NI 52-110 and can read and understand fundamental financial statements in accordance with the Nasdaq Listing Rules. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. During the fiscal year ended June 30, 2023, the Audit Committee met eight times. A copy of the Audit Committee Charter is available on the Company’s website at www.niocorp.com.

The Audit Committee’s general duties and responsibilities are to:

•	Consider and review the adequacy of the Company’s disclosure controls and procedures and internal control over financial reporting;
•	Consider and review with the independent auditors significant findings during the year, including the status of previous audit recommendations and any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;
•	Review and discuss with the independent auditors any critical audit matter (“CAM”) addressed in the audit of the Company’s financial statements and the relevant financial statement accounts and disclosures that relate to each CAM;
•	Review with management and the independent auditors the Company’s annual audited and quarterly financial statements;
•	Review and discuss with management and the independent auditors the Company’s earnings and other financial press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
•	Review with management and the independent auditors significant financial risks or exposures to the Company’s business and assess the steps management has taken to monitor and minimize such risks;
•	Review the adequacy and effectiveness of the Company’s internal accounting controls and the Company’s financial, auditing, and accounting organizations and personnel;
•	Review the effectiveness of the system for monitoring compliance with laws and regulations;
•	Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;
•	Review and approve in advance all related party transactions and possible conflicts of interest of members of the Board and management;
•	Be directly responsible for the appointment, retention, oversight and termination of the independent auditors and the approval of all auditor compensation, including engagement fees, terms, and services; and
•	Review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. A more complete description of the duties and responsibilities of the Audit Committee is set out in the Audit Committee’s Charter.

Relevant Education and Experience of Audit Committee Members

The education and experience of each member of the Audit Committee relevant to the performance of his/her responsibilities as an Audit Committee member and, in particular, any education or experience that would provide the member with the following items, are included in the Audit Committee members’ biographies as set forth in “Particulars of Matters to Be Acted Upon – I and II – Number and Election of Directors,” above:

1.	an understanding of the accounting principles used by the Company to prepare its financial statements;
2.	the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;
3.	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and
5.	an understanding of audit committee functions.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in section 2.4 (De Minimis Non-audit Services), 3.2 (Initial Public Offerings), 3.4 (Events Outside Control of Member), 3.5 (Death, Disability or Resignation of Audit Committee Member) of NI 52-110 or an exemption from NI 52-110, in whole or in part, granted by a securities regulator under Part 8 (Exemptions) of NI 52-110.

Reliance on the Exemption in subsection 3.3(2) or section 3.6

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on section 3.8

Since the commencement of the Company’s most recently completed financial year, the Company has not relied upon section 3.8 (Acquisition of Financial Literacy) for any of the Audit Committee members.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, there has not been a recommendation of the Audit Committee to nominate or compensate an external auditor which was not adopted by the Board.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Committee has four members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and Rule 5605(a)(2) and applicable Canadian rules and regulations. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee assists the Board by (1) overseeing the integrity of the Company’s financial reporting and internal control, (2) overseeing the independence and performance of the Company’s independent auditors and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of conducting its oversight responsibilities regarding the Company’s audited annual financial statements for the year ended June 30, 2023, the Audit Committee reviewed and discussed the audited annual financial statements for the year ended June 30, 2023, which appear in the Company’s Annual Report to Shareholders, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments, as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, as may be modified or supplemented, and has discussed with BDO USA, P.C. its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements for the fiscal year ended June 30, 2023, be included in the Company’s Annual Report filed on Form 10-K.

Submitted by:

Nilsa Guerrero-Mahon
Michael J. Morris
Anna Castner Wightman
Michael G. Maselli

Compensation Committee

The Compensation Committee is currently comprised of Michael J. Morris, as Chair, David C. Beling, Nilsa Guerrero-Mahon, and Dean Kehler, all of whom are independent directors. None of the members of the Compensation Committee has been one of our officers or employees at any time. During the fiscal year ended June 30, 2023, the Compensation Committee met two times. A copy of the Compensation Committee’s Charter is available on the Company’s website at www.niocorp.com.

The Compensation Committee’s general duties and responsibilities are to:

•	Review the Company’s executive compensation programs to ensure the attraction, retention and appropriate reward of executive officers;
•	Annually review and make recommendations to the independent directors on the Board regarding the corporate goals and objectives applicable to the compensation of the CEO and evaluate at least annually the CEO’s performance in light of those goals and objectives;
•	Review and recommend the approval of the CEO’s compensation level to the independent directors of the Board;
•	Review and approve, for the Company’s executive officers other than the CEO, annual compensation for such officers;
•	Make recommendations to the Board on director compensation and compensation for the Chairman of the Board position;
•	Review and administer the Company’s equity and non-equity incentive compensation and other plans;
•	Assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources and talent management; and
•	Review the risks associated with the Company’s compensation policies and practices.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee, and may delegate to an officer authority to approve grants and awards, and the terms and conditions of such grants and awards, under any of the Company’s equity incentive based plans to the extent expressly provided in such plans. A more complete description of the duties and responsibilities of the Compensation Committee is set out in the Compensation Committee’s Charter.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2023, Michael J. Morris, David C. Beling, Dean Kehler, and Nilsa Guerrero-Mahon served on the Compensation Committee. None of these individuals was an employee or an officer of the Company during the fiscal year ended June 30, 2023, was formerly an officer of the Company, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, during the fiscal year ended June 30, 2023, none of our executive officers served on the compensation committee or full board of any company for which any of Messrs. Morris, Beling, or Kehler or Ms. Guerrero-Mahon (or any of the Company’s other directors) served as an executive officer.

Safety and Sustainability Committee

The Safety and Sustainability Committee is currently comprised of Anna Castner Wightman, as Chair, Mark A. Smith, Peter Oliver, and David C. Beling. There was one meeting of the Safety and Sustainability Committee during the fiscal year ended June 30, 2023, as planned Company activities in the Elk Creek Project area were minimal. A copy of the Safety and Sustainability Committee’s Charter is available on the Company’s website at www.niocorp.com.

The Safety and Sustainability Committee’s general duties and responsibilities are to:

•	Review and make recommendations, as appropriate, regarding the Company’s environmental management program;
•	Review and make recommendations, as appropriate, regarding environmental compliance issues;
•	Review and make recommendations, as appropriate regarding the Company’s safety and health programs; and
•	Review and make recommendations, as appropriate, regarding safety and health compliance issues.

A more complete description of the duties and responsibilities of the Safety and Sustainability Committee is set out in the Safety and Sustainability Committee’s Charter.

Nominating and Corporate Governance Committee

The Nominating Committee is currently comprised of Michael J. Morris, as the Chair, Dean Kehler, and Peter Oliver, all of whom are independent directors. There were no meetings of the Nominating Committee from March 17, 2023, the date on which the Nominating Committee was established by the Board, through June 30, 2023. A copy of the Nominating Committee’s Charter is available on the Company’s website at www.niocorp.com.

The Nominating Committee’s general duties and responsibilities are to:

•	Evaluate and make recommendations to the Board concerning the structure, size, composition and functioning of the Board and all Board committees;
•	Recommend to the Board candidates for election or reelection by the Board at each annual meeting of shareholders of the Company, based on the skills, qualifications and experience of such candidates and in accordance with the policies and principles in the Nominating Committee’s Charter and the criteria described in the Corporate Governance Guidelines;
•	Recommend candidates to be appointed to the Company’s standing committees;
•	Evaluate the Company’s corporate governance policies and systems in light of the governance risks the Company faces and the adequacy of the Company’s policies and procedures;
•	Review and discuss with management the Company’s engagement with and responsiveness to shareholder votes on governance matters;
•	Develop and oversee an orientation program for new directors;
•	Annually review the Articles of the Company; and
•	Conduct an annual evaluation of whether each director qualifies as independent.

The Nominating Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Nominating Committee. A more complete description of the duties and responsibilities of the Nominating Committee is set out in the Nominating Committee’s Charter.

Identification and Evaluation of Director Nominees

In accordance with the Corporate Governance Guidelines, directors may be nominated by the Board or by shareholders in accordance with the Articles of the Company. The Nominating Committee will consider recommendations for director nominees made by shareholders and others and make recommendations to the Board in accordance with the policies and principles in the Nominating Committee’ Charter and the Corporate Governance Guidelines. For consideration by the Nominating Committee, the nominating shareholder or other person must provide the Company’s Chief Financial Officer and Corporate Secretary, Neal Shah, at the Company’s principal executive offices, with information about the nominee, including the detailed background of the suggested candidate. While there are no minimum qualifications, the Nominating Committee considers, among other factors, the nominee’s judgment, independence, relevant subject matter expertise, integrity, experience with businesses or other organizations of comparable size or industry and any other factors deemed relevant to the current needs of the Board, including those that promote diversity of age, gender, race, ethnicity, experience and background. Given the informal policy as described, the Nominating Committee believes that a formal, written policy and procedure with regard to consideration of director candidates recommended by shareholders is not necessary in order for the Nominating Committee to perform its duties.

The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee makes recommendation to the Board concerning the selection criteria to be used in seeking nominees for election to the Board. In the case of newly created directorships or vacancies, the Nominating Committee recommends to the Board candidates for election by the Board based on the skills, qualifications and experience of such candidates and in accordance with the policies and principles in there charter and the criteria described in the Corporate Governance Guidelines. As described above, the Nominating Committee considers properly submitted shareholder nominations for candidates for the Board. In considering director nominees proposed by shareholders, the Nominating Committee reviews the skills, qualifications and experience of the director nominees.

Outside of the participation of Mark A. Smith, the CEO, Dean C. Kehler and Michael G. Maselli on the Board as directors, no shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board as of the date of this Information Circular.

Board Diversity

The Board has not adopted a written policy or set targets relating to the identification and nomination of diverse directors or executive officers as it does not believe, at the present time, that it is necessary for the Company to have a written policy. The Board is committed to nominating the best individuals with relevant board and industry experience to fill director roles and executive officer positions. The Board believes that diversity is important to ensure that Board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve the Company’s goals and strategic objectives. The Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to diversity of perspective in the boardroom and in senior management roles.

The Board reviews the general and specific criteria applicable to candidates to be considered for nomination to the Board. The Board aims to maintain the composition of the Board in a way that provides the best mix of skill and experience to guide the Company’s long-term strategy and ongoing business operations. Accordingly, in searches for new directors or officers, the Board considers the level of gender and cultural representation and diversity within its leadership ranks, and this is just one of several factors used in its search process.

Currently, the Company has two female Board members, representing 25% of the Company’s directors, and no female executive officers.

Board Diversity Matrix (As of December 4, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	2	6	-	-
Part 2: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latino	1	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-

Assessments

Pursuant to its charter, the Nominating Committee adopts a performance review process for the formal evaluation of Board and Board committee performance on an annual basis. Additionally, the charters of the Audit Committee, Nominating Committee and Compensation Committee conduct and annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with their respective charters. Pursuant to their charters, the Audit Committee, Nominating Committee and Compensation Committee shall annually review and reassess the adequacy of their charters and recommend to the Board any improvements to their charters that they consider necessary or valuable. Pursuant to its charter, the Safety and Sustainability Committee reviews and assesses, from time to time, its charter so as to ensure it is effectively carrying out its purpose and submits any proposed revisions to the Board for consideration and approval.

The Board has traditionally monitored, but not formally assessed, its performance or the performance of individual directors or committee members or their contributions. The Compensation Committee has, as part of its charter, the responsibility for evaluating, at least annually, the performance of the CEO and the Chairman of the Board. In the future, the Nominating Committee will consider appropriate processes for evaluations of individual directors and may review the processes adopted by similar sized public natural resource companies in order to assist it in this regard.

Board of Directors Tenure

The Board has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of the Company at this time. While term limits facilitate Board refreshment, they can also result in the loss of experience and expertise that is critical to effective operation of the Board. Longer tenured directors can provide valuable insight into the Company and its operations. To ensure that the Board continues to evolve and benefit from fresh perspectives and ideas, the Nominating Committee evaluates the qualifications and contributions of each incumbent director before recommending the nomination of such director for an additional term. The Nominating Committee reviews and recommends to the Board, as necessary, retirement policies for directors.

Ethical Business Conduct

The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives according to the highest ethical standards.

In addition, directors and senior officers are bound by the provisions of the Company’s Articles and the BCBCA, which set forth how any conflicts of interest are to be dealt with. In particular, any director who has a material interest in a particular transaction is required to disclose such interest and to refrain from voting with respect to the approval of any such transaction.

The Board has also adopted an insider trading policy (the “Insider Trading Policy”) to ensure, among other things: (i) that persons to whom the policy applies understand their obligations to preserve the confidentiality of “Material Nonpublic Information” (as defined in the Insider Trading Policy); (ii) strict compliance by all insiders with all requirements relating to the reporting of insider trading and with respect to trading when in possession of “Material Nonpublic Information”; and (iii) that individuals subject to scheduled and unscheduled blackout periods adhere to the restrictions on trading as set out in the Insider Trading Policy.

Code of Business Conduct and Ethics

Our Board has adopted a written Code of Business Conduct and Ethics applicable to our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.niocorp.com. If the Board amends the Code of Business Conduct and Ethics or grants a waiver, including an implicit waiver, from the Code of Business Conduct and Ethics, the Company will disclose the information on its internet website. The waiver information will remain on the website for at least 12 months after the initial disclosure of such waiver. Given the current size of the Company workforce, and the lack of significant operations, the Board monitors compliance through periodic discussions with executive management.

Board Role in Risk Oversight

Our Board is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks with enhancing the long-term value of the Company for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Leadership Structure

The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors. Considering these factors, the Board has determined not to have a separate CEO and Chairman of the Board and to have a separate Lead Director who is independent. The Chairman of the Board is a non-executive position. The Board has determined that this structure is currently the most appropriate Board leadership structure for the Company. The Board noted the following factors in reaching its determination:

  The Board acts efficiently and effectively under its current structure.
  The structure of the same individual holding the positions of CEO and Chairman of the Board, with a separate, independent Lead Director, puts the Company in the best position to efficiently handle major issues facing the Company on a day-to-day and long-term basis, while ensuring that the Board is in the best position to have an independent director identify key risks and developments facing the Company and to have those risks and developments brought promptly to the Board’s attention.
  This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.
  Companies within the Company’s peer group utilize similar Board structures.

Fiscal 2023 Director Compensation

Effective March 17, 2023, the Company increased the size of its Board to nine directors and appointed Michael G. Maselli and Dean C. Kehler. On May 15, 2023, Fernanda Reda Fenga Viana Klamas resigned from the Board. One of the directors serving on the Board (Mark A. Smith) is also a named executive officer. For a description of the compensation paid to Mr. Smith, see “Fiscal 2023 Summary Compensation Table” below.

The following table sets forth all compensation the Company granted to our directors, other than Mr. Smith, for the fiscal year ended June 30, 2023:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David C. Beling	-	$123,600	$59,000	$182,600
Michael J. Morris	-	154,500	43,200	197,700
Anna Castner Wightman	-	123,600	35,500	159,100
Nilsa Guerrero-Mahon	-	139,050	27,500	166,550
Fernanda Reda Fenga Viana Klamas	-	123,600	11,500	135,100
Peter Oliver	-	123,600	4,000	127,600
Dean C. Kehler	-	-	–	-
Michael G. Maselli	-	-	–	-
(1)	Reflects the grant date fair value of Options granted during the 2023 fiscal year, consisting of 50,000 Options for Mr. Morris, 45,000 Options for Ms. Guerrero-Mahon, and 40,000 Options each for Ms. Wightman, Ms. Fenga, Mr. Beling, and Mr. Oliver, in each case at an exercise price of $6.95 per share, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are described in Note 11 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023. These Options were fully vested on the grant date and generally remain exercisable until three years after the grant date.
(2)	The amounts in this column reflect a special cash bonus paid to directors equal to $5,000 per year of service or portion thereof, based on their individual years of service on the Board.

For the fiscal year ended June 30, 2023, the directors of the Company did not receive any cash fees for serving on the Board, other than the special cash bonuses set forth in the table above. The directors of the Company have no standard compensation arrangements, or any other arrangements, with the Company, except as herein disclosed. Option grants are determined by the Compensation Committee on a discretionary basis each year. Executive officers of the Company who also act as directors of the Company do not receive any additional compensation for services rendered in such capacity. See “Fiscal 2023 Summary Compensation Table” below.

The aggregate number of Option awards outstanding at the end of fiscal year 2023 for each non-employee director who served during fiscal 2023 was as follows: Mr. Beling, 122,500 Options; Mr. Morris, 107,500 Options; Ms. Wightman, 122,500 Options; Ms. Guerrero-Mahon, 105,000 Options; Ms. Fenga, 117,500 Options; Mr. Oliver, 90,000 Options; Mr. Kehler, 0 Options; and Mr. Maselli, 0 Options. As of June 30, 2023, all the above Options were 100% vested.

Communications with Directors

We have a formal process for shareholder communications with the Board included in the Corporate Governance Guidelines to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been good. As outlined in the Corporate Governance Guidelines, a shareholder may submit any written communication to the Board, any individual director or the independent directors as group to us at our corporate offices, to the attention of Neal Shah, Chief Financial Officer and Corporate Secretary or via email to corpsecretary@niocorp.com by indicating in the “ATTN:” line of the envelope or the subject line of the email, as applicable, whether the communication is direct to the Board, an individual director or the independent directors as a group. The Chief Financial Officer and Corporate Secretary routinely filters communications that are solicitations, complaints, unrelated to the Company or the Company’s business, inappropriate or determined to pose a possible security risk to the addressee.

EXECUTIVE OFFICERS

As of December 4, 2023, the executive officers of the Company, their ages, their business experiences and their principal occupations during the past five years were as follows:

Name	Age	Position	Date of Appointment
Mark A. Smith	64	Chief Executive Officer, President, Executive Chairman and Director	Chief Executive Officer and Director: September 23, 2013 President and Executive Chairman: May 31, 2015
Neal Shah	49	Chief Financial Officer and Corporate Secretary	Chief Financial Officer: July 1, 2016 Corporate Secretary: December 3, 2021
Scott Honan	53	Chief Operating Officer	May 6, 2014
Jim Sims	62	Chief Communications Officer	November 2, 2015

Executive officers serve at the pleasure of the Board. The following sets forth a brief description of the business experience of each executive officer of the Company:

Mark A. Smith – Executive Chairman, Director, President and Chief Executive Officer

Please see the description of Mr. Smith’s business experience under “Particulars of Matters to Be Acted Upon — I and II – Number and Election of Directors,” above.

Neal Shah – Chief Financial Officer and Corporate Secretary

Mr. Shah joined NioCorp in September 2014 as Vice President of Finance, and now serves as the Company’s Chief Financial Officer (“CFO”) and Corporate Secretary. Mr. Shah served as Finance Manager at Covidien Ltd., a medical device company since acquired by Medtronic, from May 2014 through September 2014. From April 2011 until May 2014, he held the positions of Senior Manager of Corporate Development and M&A and more recently the Director of Strategy and Business Planning at Molycorp. Mr. Shah graduated from the University of Colorado with a BSc in Mechanical Engineering in 1996, and from Purdue University with an MBA in 2002. Since the completion of his MBA, Mr. Shah also held key finance roles with Intel Corporation and IBM.

Scott Honan – Chief Operating Officer

Mr. Honan joined NioCorp in May 2014 as Vice President, Business Development, and since July 2020, has served as the Company’s Chief Operating Officer. He also serves as President of Elk Creek Resources Corporation, the NioCorp subsidiary that is developing the Elk Creek Project in Nebraska. Prior to his work at NioCorp, Mr. Honan served in several leadership capacities at Molycorp from February 2001 until May 2014, including as Vice President/Director Health, Environment, Safety and Sustainability and General Manager and Environmental Manager from July 2011 to May 2014. With over 29 years of experience in the gold and rare earth industries, Mr. Honan is a graduate of Queen’s University in Mining Engineering in both Mineral Processing (B.Sc. Honors) and Environmental Management (M.Sc.) disciplines.

Jim Sims – Chief Communications Officer

Mr. Sims has more than 29 years of experience in devising and executing marketing, media relations, public affairs, and investor relations operations for companies in the mining, chemical, manufacturing, utility, and renewable energy sectors. He joined NioCorp in November 2015 as Vice President, External Affairs, and now serves in a new role for the Company as its Chief Communications Officer, effective June 7, 2022. Prior to NioCorp, Mr. Sims served for more than five years as Director (and then Vice President) of Corporate Communications for Molycorp from March 2010 through November 2015. Since May 2016, Mr. Sims has also served as Director of Investor and Public Relations for IBC. Mr. Sims was President and CEO of Policy Communications, Inc. from 1998 until 2010, and served as White House Director of Communications for the Energy Policy Development Group. A former U.S. Senate Chief of Staff, he is the co-founder and former Executive Director of the Geothermal Energy Association, and he has served as Board Chairman of the Rare Earth Technology Alliance. He is an honors graduate of Georgetown University.

EXECUTIVE COMPENSATION

The following table sets out the compensation for the fiscal years ended June 30, 2023 and 2022 for the individual who served as the Company’s CEO during fiscal year 2023, as well as the Company’s two other most highly compensated executive officers other than the CEO who were serving at the end of the last fiscal year (collectively, the “named executive officers”):

Fiscal 2023 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	Total ($)
Mark A. Smith, Chief Executive Officer, President (2)	2023	$304,000	$ 100,000	$216,300	$620,300
	2022	297,000	—	256,471	553,471
Scott Honan, Chief Operating Officer	2023	265,000	50,000	123,600	438,600
	2022	260,000	—	118,371	378,371
Neal Shah, Chief Financial Officer and Corporate Secretary	2023	227,500	50,000	123,600	401,100
	2022	220,000	—	118,371	338,371

(1)	Reflects the grant date fair value of the Options granted during the reported fiscal years. Fiscal year 2023 grants consisted of 70,000 Options for Mr. Smith and 40,000 Options for each of Messrs. Honan and Shah, in each case at an exercise price of $6.95 per share. Grant date fair values were computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 11 in the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023. These Options were fully vested on the grant date and generally remain exercisable until three years after the grant date.
(2)	Disclosed amounts paid to 76 Resources, LLC, an entity controlled by Mr. Smith, as further described below under “Employment Agreements.”

Narrative Disclosure to Summary Compensation Table

Compensation Governance

The Company’s Compensation Committee determines an appropriate amount of compensation for the Company’s executives, reflecting the need to provide incentives and compensation for the time and effort expended by the executives while taking into account the financial and other resources of the Company. The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties (including compensation consultants and advisers), and utilized information provided by Insperity PEO Services LP (“Insperity”), the Company’s Professional Employer Organization, in February 2023, to assess employee salaries relative to industry and market peers.

Compensation Program Design

The Board, in conjunction with the Compensation Committee, determines compensation and rewards to senior management on the basis of individual and corporate performance, both in the short term and the long term, while at the same time being mindful of the responsibility that the Company has to its shareholders. In general, the Compensation Committee considers that its compensation program should be relatively simple in concept, given the current stage of the Company’s development, and that its focus should be balanced between reasonable current compensation and longer-term compensation tied to performance of the Company as a whole.

The Compensation Committee has not established a formal set of benchmarks or performance criteria to be met by the Company’s named executive officers; rather, the members of the Compensation Committee use the information provided by Insperity and their own subjective assessments of the level of success of the Company to determine, collectively, whether or not the named executive officers are successfully achieving the Company’s business plan and strategy and the degree to which they have performed in that regard. The Compensation Committee has not established any set or formal formula for determining named executive officer compensation, either as to the amount thereof or the specific mix of compensation elements, and compensation (and adjustments from time to time) is set through informal discussions at the Compensation Committee level.

Key Elements of Named Executive Officer Compensation

Base Salaries

The members of the Compensation Committee use their own experience and familiarity with the industry, and consider the factors described above, to determine what they believe to be reasonable base salaries for our named executive officers. The base salaries of the named executive officers are set at levels which are considered by the members of the Compensation Committee to be competitive, thereby enabling the Company to compete for and retain executives critical to the long-term success of the Company. Initially, base salaries (or, for Mr. Smith, base consulting fees) are set through negotiation when executive officers join the Company (with direct input from the Compensation Committee) and are subsequently reviewed each fiscal year to determine if adjustments are required.

Effective April 1, 2023, the Compensation Committee approved the following increases to the named executive officers’ base salaries to reflect each executive’s experience, contribution, responsibilities and pay relative to market and among senior executives at the Company.

NEO	Prior Base Salary Rate ($)	New Base Salary Rate ($)
Mark A. Smith	$ 297,000	$ 325,000
Scott Honan	$ 260,000	$ 280,000
Neal Shah	$ 220,000	$ 250,000

Bonus Compensation

The Board has discretion, where deemed appropriate and financially affordable for the Company, to grant a cash bonus to a named executive officer based on the performance of both the individual named executive officer and the Company. In March 2023, the Compensation Committee approved the following discretionary bonuses for the named executive officers, each of which was paid in April 2023:

NEO	Bonus Amount ($)
Mark A. Smith	$ 100,000
Scott Honan	$ 50,000
Neal Shah	$ 50,000

These one-time bonuses were intended to reflect the Compensation Committee’s desire to reward individual performance and teamwork across the senior leadership level.

Option-Based Awards

The incentive portion of each named executive officer’s compensation package consists primarily of Options awarded under the 2017 Long-Term Incentive Plan. Share ownership opportunities through the grant of Options are provided to align the interests of senior management of the Company with the longer-term interests of the shareholders of the Company.

The 2017 Long-Term Incentive Plan is administered by the Compensation Committee, and is intended to advance the interests of the Company through the motivation, attraction and retention of officers and other key employees, directors and consultants of the Company and affiliates of the Company and to secure for the Company and its shareholders the benefits inherent in the ownership of Common Shares of the Company by officers and other key employees, directors and consultants of the Company and affiliates of the Company. Grants of Options under the 2017 Long-Term Incentive Plan are proposed/recommended by the CEO, and reviewed by the Compensation Committee. The Compensation Committee can approve, modify, or reject any proposed grants, in whole or in part. In general, the allocation of available Options among the eligible participants in the 2017 Long-Term Incentive Plan is on an ad hoc basis, and there is no set formula for allocating available Options, nor is there any fixed benchmark or performance criteria to be achieved in order to receive an award of or vest in Options.

The Compensation Committee does not consider the accounting value of any such Option grants in determining the number of Options to award to any individual, as any such “value” is an accounting measure that is not relevant to incentivizing the individual. The timing of the grants of Options is determined by the Compensation Committee, and there is no regular interval for the awarding of Option grants. In general, a higher level of responsibility will result in a larger grant of Options. Because the number of Options available is limited, in general, the Compensation Committee aims to have individuals at what it subjectively considers to be the same levels of responsibility holding equivalent numbers of Options, with additional grants being allocated for individuals who the Compensation Committee believes are in a position to more directly affect the success of the Company through their efforts.

The Compensation Committee looks at the overall number of Options held by an individual (plus the exercise prices and remaining terms of existing Options and whether any previously granted Options have expired out of the money or were exercised) and takes such information into consideration when reviewing proposed new grants. After considering the CEO’s recommendations and the foregoing factors, the resulting proposed Option grant (if any) is then submitted to the Board for approval.

During the fiscal year ended June 30, 2023, the Compensation Committee approved all recommendations for the grant of Options proposed by management, and the named executive officers were granted the following number of Options effective March 27, 2023, each with an exercise price per share of $6.95 per share: Mr. Smith, 70,000 Options; Mr. Honan, 40,000 Options; and Mr. Shah, 40,000 Options. These Options were fully vested on the grant date and generally remain exercisable until three years after the grant date.

Employment Agreements and Severance Arrangements

The Company and KMSmith, LLC (“KMSmith”), an entity controlled by Mark A. Smith, entered into a Consulting Agreement effective September 23, 2013 (as amended, the “Smith Agreement”). On August 31, 2020, the Company, KMSmith and 76 Resources, Inc., an entity controlled by Mr. Smith, entered into a Contract Assignment and Novation Agreement, pursuant to which KMSmith assigned all of its rights under the Smith Agreement to 76 Resources, Inc. and 76 Resources, Inc. assumed all of KMSmith’s obligations under the Smith Agreement by novation. On August 1, 2021, the Company, 76 Resources, Inc. and 76 Resources, LLC, an entity controlled by Mr. Smith, entered into a Contract Assignment and Novation Agreement, pursuant to which 76 Resources, Inc. assigned all of its rights under the Smith Agreement to 76 Resources, LLC and 76 Resources, LLC assumed all of 76 Resources, Inc.’s obligations under the Smith Agreement by novation. Under the terms of the Smith Agreement, 76 Resources, LLC (as ultimate successor in interest to KMSmith), through Mr. Smith, performs the duties and responsibilities of the CEO of the Company and related services, for an indefinite term at a base rate of $297,000 per year, generally payable in equal monthly installments of $24,750. During fiscal 2023, the Smith Agreement was amended to increase the base rate to $325,000 per year. Any bonuses and incentive payments are payable at the discretion of the Board. Mr. Smith is eligible to receive Options under the 2017 Long-Term Incentive Plan, as determined by the Board.

The Company may terminate the Smith Agreement at any time without notice or payment if (1) 76 Resources, LLC commits a material breach of the Smith Agreement (subject to a cure period in certain circumstances), (2) Mr. Smith dies or becomes permanently disabled, or (3) certain other “for cause” scenarios occur (as further described in the Smith Agreement). In the event the Smith Agreement is terminated by the Company for any other reason or if 76 Resources, LLC terminates the Smith Agreement on the occurrence of a Triggering Event, the Company shall pay 76 Resources, LLC a lump sum termination fee equal to the base fee in effect at the termination date as well as the average of any annual bonuses or other cash incentive payments for two calendar years immediately preceding the year the termination occurs. A Triggering Event is defined as: a substantial change in the nature of services to be performed by 76 Resources, LLC; a material breach by the Company of the Smith Agreement that is not remedied within 30 days of notice; the cessation of the Company as a going concern; the failure of the Company to pay a material amount due pursuant to the Smith Agreement within 30 days of the due date; or a material reduction in base fee or any other form of compensation payable by the Company to 76 Resources, LLC, except where all senior executives or consultants of the Company are subject to relatively similar reductions in such values. 76 Resources, LLC may terminate the Smith Agreement for a reason other than a Triggering Event on 90 days’ written notice and, should the Company immediately accept such termination notice, it shall pay 76 Resources, LLC the sum of $69,904. Should a change of control of the Company occur (as that term is defined in the Smith Agreement) and, within one year, either a Triggering Event occurs and 76 Resources, LLC terminates the Smith Agreement or 76 Resources, LLC’s engagement is terminated by the Company under circumstances that would give rise to a termination payment in the absence of a change of control, then 76 Resources, LLC shall be entitled to receive an amount equal to the base fee in effect at the termination date as well as the average of any annual bonuses or other cash payments for two calendar years immediately preceding the year the termination occurs. In the event 76 Resources, LLC is entitled to a termination payment with respect to a change of control, any Options previously granted to Mr. Smith shall become fully vested and shall remain exercisable for the original term of grant despite a termination of 76 Resources, LLC. Termination payments under the Smith Agreement are generally contingent on a release of claims by 76 Resources, LLC. The Smith Agreement also includes customary confidentiality and six-month employee non-solicitation provisions.

If the Smith Agreement is terminated by the Company for any reason other than as set out in the Smith Agreement, if 76 Resources, LLC terminates the Smith Agreement on the occurrence of a Triggering Event, or should a change of control of the Company occur and within one year, either a Triggering Event occurs and 76 Resources, LLC terminates the Smith Agreement or 76 Resources, LLC’s engagement is terminated without the occurrence of a Triggering Event, effective as of June 30, 2023, 76 Resources, LLC (as ultimate successor in interest to KMSmith) would have been entitled to a payment of $325,000.

As previously disclosed, on September 25, 2022, in connection with our entry into the Business Combination Agreement, Messrs. Shah and Honan (the “Covered Officers”) entered into employment agreements with a United States affiliate (the “U.S. Affiliate”) of the Company (the “Employment Agreements”). The Employment Agreements became effective as of the Closing, and will continue until either the Covered Officer or the U.S. Affiliate terminates the Covered Officer’s employment for any reason. Pursuant to the Employment Agreements, Mr. Shah continues to serve as Chief Financial Officer of the Company, and Mr. Honan continues to serve as the COO of the Company and serves as President of the U.S. Affiliate.

The Employment Agreement for Mr. Shah provides for an annual base salary of $220,000 per year, and Mr. Honan’s Employment Agreement provides for an annual base salary of $260,000 per year. The annual base salary rates for the Covered Officers will be reviewed at least annually for potential increases. As described above, the base salary rates of Messrs. Shah and Honan were increased in fiscal 2023. The Employment Agreements also provide each of the Covered Officers with eligibility to participate in (1) any annual cash bonus plan and/or any long-term incentive compensation plan as may be established by the U.S. Affiliate or its affiliates, and (2) any employee benefit plan, program, or policy of the U.S. Affiliate or its affiliates as may be in effect for senior executives of the U.S. Affiliate or its affiliates generally. The Employment Agreements also include the following additional features: (1) severance benefits upon certain qualifying terminations of employment, consisting of: (a) for a qualifying termination of the Covered Officer’s employment by the U.S. Affiliate without Cause (as such term is defined in the Employment Agreements) that does not occur within two years after a Change in Control of the U.S. Affiliate (as defined in the Employment Agreements), certain accrued obligations, plus 12 months of salary continuation, and (b) for a qualifying termination of the Covered Officer’s employment by the U.S. Affiliate without Cause or by the Covered Officer for Good Reason (as such term is defined in the Employment Agreements) that occurs within two years after a Change in Control (a “Change in Control Termination”), certain accrued obligations, and a lump sum cash amount equal to two times the Covered Officer’s annual base salary as in effect at the time of such termination; and (2) a requirement that each Covered Executive execute a customary release of claims in favor of the U.S. Affiliate to receive severance compensation. In connection with the Covered Officers entering into the Employment Agreements each Covered Officer also entered into a restrictive covenant agreement (a “Restrictive Covenant Agreement”). The Restrictive Covenant Agreements will include customary restrictive covenants, including non-competition and non-solicitation obligations that remain in effect both during the employment term and for one year following termination of the Covered Officer’s employment other than a Change in Control Termination (in which case the period will be two years following such Change in Control Termination), as well as other customary restrictive covenants, such as confidentiality provisions.

Stock Options Under the 2017 Long-Term Incentive Plan

In accordance with the 2017 Long-Term Incentive Plan, the Company granted Options to its named executive officers during the Company’s 2023 fiscal year; no other equity-based awards were granted to the named executive officers during the 2023 fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at June 30, 2023. The Company has not granted full value stock-based awards to any of its named executive officers.

Outstanding Equity Awards at 2023 Fiscal Year-End

	Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark A. Smith	12/14/2020	50,000	—	5.66(2)	12/14/2023
	12/17/2021	65,000	—	10.27(2)	12/17/2024
	03/27/2023	70,000	—	6.95	03/27/2026

Scott Honan
	11/15/2018	35,000	—	4.08(2)	11/15/2023
	12/14/2020	25,000	—	5.66(2)	12/14/2023
	12/17/2021	30,000	—	10.27(2)	12/17/2024
	03/27/2023	40,000	—	6.95	03/27/2026
Neal Shah
	11/15/2018	35,000	—	4.08(2)	11/15/2023
	12/14/2020	25,000	—	5.66(2)	12/14/2023
	12/17/2021	30,000	—	10.27(2)	12/17/2024
	03/27/2023	40,000	—	6.95	03/27/2026

(1)	In connection with the Reverse Stock Split effected by the Company on March 17, 2023, each then-outstanding Option then held by our named executive officers was adjusted as follows: (a) the number of shares subject to each such Option was divided by ten, with the resulting number rounded down to the nearest whole share; and (b) the exercise price applicable to each such outstanding Option was multiplied by ten, with the resulting price rounded up to the nearest whole cent. The amounts set forth in the table above with respect to options granted prior to March 27, 2023, reflect such adjustments.
(2)	Option exercise price based on a spot exchange rate of C$1.324 to US$1.00 on June 30, 2023.

Retirement Plan Benefits

Messrs. Honan and Shah are eligible to participate in the Company’s 401(k) savings plan, which is designed to reward continued employment with the Company and assist participants with financial preparation for retirement. All amounts credited under the 401(k) savings plan relate to participant contributions. The Company does not currently make matching or other contributions to the 401(k) savings plan.

Termination and Change of Control Benefits

Except as described above, the Company has not entered into any plans or arrangements in respect of remuneration received or that may be received by the named executive officers in respect of compensating such officers or directors in the event of a change of control, termination of employment (as a result of resignation, retirement, change of control, etc.) or a change in responsibilities following a change of control. Options are generally subject to clawback provisions, and provide for post-employment exercise periods, pursuant to the terms of such awards and the 2017 Long-Term Incentive Plan.

EQUITY COMPENSATION PLANS

The Company has maintained equity compensation plans under which Options have been granted. Option grants have been determined by the Company’s directors and are only provided in compliance with applicable laws and regulatory policy. The following information is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance as of June 30, 2023.

Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Second Column)
Equity Compensation Plans Approved by Security Holders (1)	1,541,500	$7.28	1,578,713 (2)
Equity Compensation Plans Not Approved by Security Holders	-	-	-
Total(3)	1,541,500	$7.28	1,578,713 (3)

(1)	Represents Options granted pursuant to the 2017 Long-Term Incentive Plan.
(2)	Generally, the aggregate number of Common Shares reserved for issuance to participants under the 2017 Long-Term Incentive Plan, together with all other security-based compensation arrangements of the Company may not exceed 10% of the issued and outstanding Common Shares from time to time, and the Common Shares reserved for issuance upon settlement of share units shall not exceed 5% of the issued and outstanding Common Shares from time to time. Common Shares subject to any grant (or any portion thereof) that are issued upon exercise or settlement, forfeited, surrendered, cancelled, unearned, or otherwise terminated will again be available for grant under the 2017 Long-Term Incentive Plan.
(3)	As of the date of this Information Circular there are: (i) 1,110,500 outstanding securities awarded under the 2017 Long-Term Incentive Plan representing 3.33% of the Company’s currently issued and outstanding Common Shares; and (ii) 2,220,664 remaining securities available for grant representing 6.67% of the Company’s currently issued and outstanding Common Shares.

Description of the 2017 Long-Term Incentive Plan

On November 5, 2020, NioCorp’s shareholders approved the adoption of the 2017 Long-Term Incentive Plan.

The following table presents the burn rates for the 2017 Long-Term Incentive Plan for the three most recently completed fiscal years:

Fiscal Year Ending June 30	Number of awards granted (1)	Weighted average number of Common Shares outstanding (1)	Burn rate
2023	578,000	28,705,840	2.0%
2022	447,500	26,373,722	1.7%
2021	370,000	24,196,711	1.5%

(1)	As noted above, the Company completed the Reverse Stock Split on March 17, 2023. For purposes of comparability across fiscal years in this table, amounts in these columns with respect to fiscal years prior to 2023 represent the original amounts adjusted to reflect the Reverse Stock Split. With respect to the number of awards granted in fiscal 2023, any actual grants made prior to the Reverse Stock Split have also been adjusted.

General Description of the Plan

The terms of the 2017 Long-Term Incentive Plan are substantially as describe above in the section titled “Approval of the Amendment and Restatement of the NioCorp Developments Ltd. Long-Term Incentive Plan” (with the exception of the amendments for the 2017 Long-Term Incentive Plan described therein).

Exchange Controls

There are no governmental laws, decrees, or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of NioCorp, other than Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations for U.S. Residents” below.

Certain Canadian Federal Income Tax Considerations for U.S. Residents

The following generally summarizes certain Canadian federal income tax consequences generally applicable under the Income Tax Act (Canada) and the regulations enacted thereunder (collectively, the “Canadian Tax Act”) and the Canada-United States Tax Convention (1980) (the “Convention”) to the holding and disposition of Common Shares.

Comment is restricted to holders of Common Shares each of whom, at all material times for the purposes of the Canadian Tax Act and the Convention, (i) is resident solely in the United States for tax purposes, (ii) is a “qualifying person” under and entitled to the benefits of the Convention, (iii) holds all Common Shares as capital property, (iv) holds no Common Shares that are “taxable Canadian property” (as defined in the Canadian Tax Act) of the holder, (v) deals at arm’s length with and is not affiliated with the Company, (vi) does not and is not deemed to use or hold any Common Shares in a business carried on in Canada, (vii) is not an insurer that carries on business in Canada and elsewhere, and (viii) is not an “authorized foreign bank” (as defined in the Canadian Tax Act) (each such holder, a “U.S. Resident Holder”).

Certain U.S.-resident entities that are fiscally transparent for United States federal income tax purposes (including limited liability companies) may not in all circumstances be entitled to the benefits of the Convention. Members of or holders of an interest in such an entity that holds Common Shares should consult their own tax advisers regarding the extent, if any, to which the benefits of the Convention will apply to the entity in respect of its Common Shares.

Generally, a U.S. Resident Holder’s Common Shares will be considered to be capital property of such holder provided that the U.S. Resident Holder is not a trader or dealer in securities, did not acquire, hold, or dispose of the Common Shares in one or more transactions considered to be an adventure or concern in the nature of trade (i.e. speculation), and does not hold the Common Shares in the course of carrying on a business.

This summary is based on the current provisions of the Canadian Tax Act and the Convention in effect as of the date prior to the date hereof, all specific proposals to amend the Canadian Tax Act and Convention publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, and the current published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”). It is assumed that all such amendments will be enacted as currently proposed, and that there will be no other material change to any applicable law or administrative policy or assessing practice, whether by way of judicial, legislative or governmental decision or action, although no assurance can be given in these respects. This summary is not exhaustive of all possible Canadian federal income tax considerations. Except as otherwise expressly provided, this summary does not take into account any provincial, territorial, or foreign tax considerations, which may differ materially from those set out herein.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations, and is not intended to be and should not be construed as legal or tax advice to any particular

U.S. Resident Holder. U.S. Resident Holders are urged to consult their own tax advisers for advice with respect to their particular circumstances. The discussion below is qualified accordingly.

Generally, a U.S. Resident Holder’s Common Shares will not constitute “taxable Canadian property” of such holder at a particular time at which the Common Shares are listed on a “designated stock exchange” (which currently includes the TSX and Nasdaq) unless both of the following conditions are concurrently met:

(i)	at any time during the 60-month period that ends at the particular time, 25% or more of the issued shares of any class of the capital stock of NioCorp were owned by or belonged to one or any combination of:

a.        the U.S. Resident Holder,

b.       persons with whom the U.S. Resident Holder did not deal at arm’s length, and

c.        partnerships in which the U.S. Resident Holder or a person referred to in clause (b) holds a membership interest directly or indirectly through one or more partnerships, and

(ii)	at any time during the 60-month period that ends at the particular time, more than 50% of the fair market value of the Common Shares was derived directly or indirectly from, one or any combination of, real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Canadian Tax Act), “timber resource properties” (as defined in the Canadian Tax Act), or options in respect of, or interests in any of the foregoing, whether or not the property exists.

Common Shares may also be deemed to be “taxable Canadian property” in certain circumstances set out in the Canadian Tax Act.

A U.S. Resident Holder who disposes or is deemed to dispose of one or more Common Shares generally should not thereby incur any liability for Canadian federal income tax in respect of any capital gain arising as a consequence of the disposition.

A U.S. Resident Holder to whom the Company pays or credits or is deemed to pay or credit a dividend on the holder’s Common Shares will be subject to Canadian withholding tax, and the Company will be required to withhold the tax from the dividend and remit it to the CRA for the holder’s account. The rate of withholding tax under the Canadian Tax Act is 25% of the gross amount of the dividend, but should generally be reduced under the Convention to 15% (or, if the U.S. Resident Holder is a company which is the beneficial owner of at least 10% of the voting stock of the Company, 5%) of the gross amount of the dividend. For this purpose, a company that is a resident of the United States for purposes of the Canadian Tax Act and the Convention and is entitled to the benefits of the Convention shall be considered to own the voting stock of NioCorp owned by an entity that is considered fiscally transparent under the laws of the United States and that it is not a resident of Canada, in proportion to the Company’s ownership interest in that entity.

PAY VERSUS PERFORMANCE

As required by new pay versus performance (“PVP”) rules adopted by the SEC in August 2022 and in effect for the first time for the Company for this Information Circular, the following Pay Versus Performance table (“PVP Table”) provides SEC-required information about compensation for this Information Circular’s named executive officers, as well as our named executive officers from our Management Information and Proxy Circular for our 2022 Annual General Meeting of Shareholders (each of fiscal years 2022 and 2023, a “Covered Year”). We refer to all of the named executive officers covered in the PVP Table below, collectively, as the “PVP NEOs”. The PVP Table also provides information about the results for certain measures of performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

  The information in columns (b) and (d) of the PVP Table comes directly from this year’s Summary Compensation Table (or last year’s Summary Compensation Table), without adjustment, calculated in substantially the same manner as required under SEC rules;
  As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable PVP NEOs. However, these CAP amounts do not necessarily reflect the final compensation that our NEOs actually earned or walked away with for their service in the Covered Years, respectively; and
  As required by the SEC’s PVP rules, we provide information in the PVP Table below about our absolute total shareholder return (“TSR”) results and our U.S. generally accepted accounting principles net income results (the “External Measures”) during the Covered Years.

Pay Versus Performance Table

Year(a)	Summary Compensation Table (“SCT”) Total for PEO (b)(1)	Compensation Actually Paid to PEO (c)(1)(2)	Average SCT Total for Non-PEO NEOs (d)(1)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (f)(3)	Net Loss Attributable to the Company (g)
2023	$620,300	$620,300	$419,850	$419,850	$74.22	$40,080
2022	$553,471	$553,471	$351,704	$351,704	$58.82	$10,887

(1)	Mark A. Smith was our principal executive officer (“PEO”) for the full year for each of the Covered Years. Our non-PEO PVP NEOs (“Non-PEO NEOs”) for fiscal year 2023 were Scott Honan and Neal Shah. Our Non-PEO NEOs for fiscal year 2022 were Scott Honan, Neal Shah, and Jim Sims.

(2)	For each Covered Year, in determining both the CAP for our PEO and the average CAP for our Non-PEO NEOs for purposes of this PVP Table, we deducted from or added back to the total amount of compensation reported in column (b) and column (d) for such Covered Year the following amounts:

Item and Value Added (Deducted)	2023	2022
For Mr. Smith:
- SCT “Stock Awards” column value	—	—
- SCT “Option Awards” column value	$(216,300)	$(256,471)
+ year-end fair value of outstanding unvested equity awards granted in Covered Year	—	—
+/- change in fair value of outstanding unvested equity awards granted in prior years	—	—
+ vesting date fair value of equity awards granted and vested in Covered Year	$216,300	$256,471
+/- change in fair value of prior-year equity awards vested in Covered Year	—	—
- prior year-end fair value of equity awards granted in prior years and forfeited in Covered Year	—	—
+ includable dividends/earnings on equity awards during Covered Year	—	—
For Non-PEO NEOs (Average):
- SCT “Stock Awards” column value	—	—
- SCT “Option Awards” column value	$(123,600)	$(118,371)
+ year-end fair value of outstanding unvested equity awards granted in Covered Year	—	—
+/- change in fair value of outstanding unvested equity awards granted in prior years	—	—
+ vesting date fair value of equity awards granted and vested in Covered Year	$123,600	$118,371
+/- change in fair value of prior-year equity awards vested in Covered Year	—	—
- prior year-end fair value of equity awards granted in prior years and forfeited in Covered Year	—	—
+ includable dividends/earnings on equity awards during Covered Year	—	—

(3)	For each Covered Year, our TSR was calculated based on the yearly percentage change in our cumulative TSR on our Common Shares, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on the TSX on June 30, 2021 through and including the last day of the fiscal year covered (each one- or two-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing share price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of each Measurement Period to produce the Covered Year-end values of such investment as of the end of 2023 and 2022, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

Net loss attributable to the Company increased significantly during fiscal year 2023, reflecting costs associated with the Transactions, as defined herein, while CAP for our PEO and the average CAP for our Non-PEO NEOs increased slightly for the same fiscal year. Because we are not a production stage mining company, we did not have any revenue from continuing operations during the periods presented. As described in more detail above in the section “Compensation Program Design,” we currently utilize subjective assessments of executive performance, and we have not historically focused on net loss as a performance measure for our executive compensation programs. TSR improved moderately during fiscal year 2023 and CAP for our PEO and the average CAP for our Non-PEO NEOs also increased slightly.

The following chart provides, across the Covered Years, descriptions of the relationships between the CAP for the PEO and the average CAP for our Non-PEO NEOs (in each case as set forth in the PVP Table above) and our TSR.

PERFORMANCE GRAPH

The following graph compares total cumulative shareholder return for $100 invested in Common Shares from July 1, 2018, to June 30, 2023, with cumulative total returns for the S&P/TSX Composite Index and S&P/TSX Mining Index:

Overall, the Company’s cumulative return for the five-year period ended slightly below the range of returns for the two selected indices. As an exploration stage company, executive officer compensation has not historically been adjusted to reflect share performance trends. Compensation to executive officers remained flat from 2013 through February 2023, except for increases supported by additional job responsibilities and/or job promotions. Effective September 1, 2019, the Board approved a 10% base rate increase for all NioCorp employees and effective April 1, 2023, the Compensation Committee approved a base rate average increase of 12% for all NioCorp employees.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or executive officers, proposed nominees for election as directors or associates of any of them, is or has been indebted to the Company or our subsidiaries at any time since the beginning of the most recently completed financial year, and no indebtedness remains outstanding as at the date of this Information Circular.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company and no associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since the commencement of our last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of our subsidiaries, other than Mark A. Smith, 7000 S. Yosemite Street, Suite 115, Centennial, CO 80112, as disclosed herein under the heading “Certain Relationships and Related Person Transactions.”

An “informed person” means:

(a)	a director or executive officer of the Company;
(b)	a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company;
(c)	any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10 percent of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and
(d)	the Company, if it has purchased, redeemed or otherwise acquired any of its securities, so long as it holds any of its securities.

MANAGEMENT CONTRACTS

The management functions of the Company are not to any substantial degree performed by any person other than the executive officers and directors of the Company.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions

The following sets forth certain information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant shareholders. There have been no other transactions since the end of the Company’s most recently completed fiscal year and there are no currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person (for purposes of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.

Loan Transactions:

Mr. Smith is our Chief Executive Officer, President, Executive Chairman, and Director. On January 16, 2017, the Company and Mr. Smith entered into a credit agreement (the “Smith Credit Agreement”) pursuant to which Mr. Smith agreed to make available to the Company a credit facility of initially up to $2,000,000. On January 17, 2020, the Company entered into an amending agreement to the Smith Credit Agreement, increasing the limit of the credit facility to $2,500,000 from the previous limit of $2,000,000. On April 3, 2020, the Smith Credit Agreement was

amended to increase the limit of the credit facility to $3,000,000 and on June 10, 2020, the Smith Credit Agreement was amended to increase the limit of the credit facility to $3,500,000. In addition, on June 10, 2020, the maturity date for the Smith Credit Agreement was extended to December 15, 2020. On December 14, 2020, the maturity date for the Smith Credit Agreement was extended to December 15, 2021. On December 13, 2021, the maturity date for the Smith Credit Agreement was extended to June 30, 2022. On June 29, 2022, the maturity date for the Smith Credit Agreement was extended to June 30, 2023. On February 28, 2023, the Smith Credit Agreement was amended to increase the borrowing limit to $4,000,000 from the previous limit of $3,500,000. The Company subsequently drew down $1,130,000, leaving an available balance under the Smith Credit Agreement of $52,000.

The largest aggregate amount of principal outstanding under the Smith Credit Agreement during the years ended June 30, 2023 and 2022 was $3,130,000 and $2,318,000, respectively. Principal repayments of $3,130,000 and $318,000 were made under the Smith Credit Agreement during the years ended June 30, 2023 and 2022, respectively. In addition, interest payments of $183,343 and $251,741 were paid under the Smith Credit Agreement during the years ended June 30, 2023 and 2022, respectively, and $0 of interest remained payable as of June 30, 2023. As of June 30, 2023, all principal and accrued interest outstanding under the Smith Credit Agreement had been repaid and the Smith Credit Agreement expired on June 30, 2023. Accounts payable and accrued liabilities as of June 30, 2023, includes $28,250 of origination fees payable under the Smith Credit Agreement.

Related Person Transactions Entered into in Connection with the Transactions

On March 17, 2023 (the “Closing Date”), we consummated the transactions contemplated by the previously-announced Business Combination Agreement, dated as of September 25, 2022 (the “Business Combination Agreement”), among NioCorp, GXII and Big Red Merger Sub Ltd. The transactions contemplated by the Business Combination Agreement, including the Reverse Stock Split, are referred to, collectively, as the “Transactions.” After consideration of GXII expenses incurred in connection with the Transactions, the Company acquired net cash of approximately $2.2 million and assumed net liabilities of approximately $0.4 million. We also assumed Private Warrant liabilities and the Earnout Shares liability, which were initially recorded at their non-cash fair market value of approximately $3.0 million and approximately $13.2 million, respectively. The Company incurred expenses related to the Transactions of approximately $6.8 million, all of which were recorded as other operating expenses.

In connection with the Closing, GXII as the surviving entity of the mergers that occurred on the Closing Date as part of the Transactions, changed its name to Elk Creek Resources Corp. and became an indirect, majority-owned subsidiary of NioCorp, with the pre-combination public shareholders of GXII receiving Common Shares based on a fixed exchange ratio of 11.1829212 (or 1.11829212 after giving effect to the Reverse Stock Split) (the “Exchange Ratio”) Common Shares for each Class A common share of GXII held and not redeemed, and the GXII founders receiving shares of Class B common stock of ECRC based on the Exchange Ratio. Pursuant to the Business Combination Agreement, the Sponsor Support Agreement, dated as of September 25, 2022 (as amended, supplemented or otherwise modified, the “Sponsor Support Agreement”), by and among GXII, NioCorp, the Sponsor and certain other stockholders of GXII, and the Exchange Agreement, dated as of March 17, 2023 (as amended, supplemented or otherwise modified, the “Exchange Agreement”), by and among NioCorp, ECRC and the Sponsor, after the Closing, the GXII founders have the right to exchange such shares of Class B common stock of ECRC for Common Shares on a one-for-one basis, subject to certain equitable adjustments, under certain conditions. Of the issued and outstanding shares of Class B common stock of ECRC: (a) 4,565,808 shares (the “Vested Shares”) are exchangeable at any time, and from time to time, until the tenth anniversary of the Closing Date; (b) 1,695,798 shares (the “Tranche I Earnout Shares”) are not exchangeable until the volume-weighted average price of the Common Shares on the principal securities exchange for the Common Shares as reported by Bloomberg (“VWAP”) equals or exceeds approximately $12.00 per share for 20 of any 30 consecutive trading days during the period from the Closing through, and including, the tenth anniversary of the Closing Date (such period, the “Earnout Share Period”) on any stock exchange on which the Common Shares are then trading; and (c) 1,695,798 shares (the “Tranche II Earnout Shares”) are not exchangeable until the VWAP of the Common Shares equals or exceeds approximately $15.00 per share for 20 of any 30 consecutive trading days during the Earnout Share Period on any stock exchange on which the Common Shares are then trading. All of the shares of Class B common stock of ECRC were issued to GX Sponsor II LLC (the “Sponsor”) in respect of shares of Class B common stock of GXII that were originally issued to the Sponsor for $25,000 in the aggregate. In connection with the Closing, the Sponsor distributed all of the outstanding shares of Class B common stock of ECRC to its members, including Messrs. Maselli and Kehler, for no additional consideration, and such members joined the Sponsor Support Agreement and the Exchange Agreement, as parties thereto.

In connection with the Closing, pursuant to the Business Combination Agreement, the Company assumed the Warrant Agreement, dated as of March 17, 2021 (the “GXII Warrant Agreement”), by and between GXII and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, and each share purchase warrant of GXII thereunder (the “GXII Warrants”) that was issued and outstanding immediately prior to the Closing Date was converted into one Common Share purchase warrant (the “NioCorp Assumed Warrants”) pursuant to the GXII Warrant Agreement, as amended by an assignment, assumption and amendment agreement, dated the Closing Date (the GXII Warrant Agreement, as so amended, the “NioCorp Assumed Warrant Agreement”), among NioCorp, GXII, CST, as existing warrant agent, and Computershare Inc. and its affiliate Computershare Trust Company, N.A., together as successor warrant agent. In connection with the Closing, NioCorp issued (a) 9,999,959 public NioCorp Assumed Warrants (the “Public Warrants”) in respect of the GXII Warrants that were publicly traded prior to the Closing and (b) 5,666,667 NioCorp Assumed Warrants (the “Private Warrants”) to the Sponsor in respect of an equal number of GXII Warrants that it held prior to the Closing, which Private Warrants were subsequently distributed by the Sponsor to its members, including Messrs. Maselli and Kehler, in connection with the Closing for no additional consideration. The Sponsor acquired the GXII Warrants in respect of which the Private Warrants were issued in a private placement that occurred simultaneously with the closing of the initial public offering of GXII at a purchase price of $1.50 per GXII Warrant.

Both the Public Warrants and the Private Warrants are subject to the terms of the NioCorp Assumed Warrant Agreement and are identical, with certain exceptions applicable to the Private Warrants for so long as such Private Warrants are held by the Sponsor, its members, or their respective affiliates and other permitted transferees. In accordance with the NioCorp Assumed Warrant Agreement, any Private Warrants issued to the Sponsor that are not held by the Sponsor, its members, or their respective affiliates and other permitted transferees, are treated as Public Warrants.

Pursuant to the Business Combination Agreement, at the Closing, NioCorp, ECRC, the Sponsor, the pre-Closing directors and officers of NioCorp and the other parties thereto, including Messrs. Maselli and Kehler (collectively, the “RRA Shareholders”), entered into the Amended and Restated Registration Rights Agreement, dated March 17, 2023 (the “Registration Rights and Lockup Agreement”), pursuant to which, among other things, NioCorp became obligated to file a shelf registration statement to register the resale of (i) outstanding Common Shares, (ii) Common Shares exchangeable for the shares of Class B common stock of ECRC, (iii) Private Warrants and (iv) Common Shares issuable upon exercise of the NioCorp Assumed Warrants, in each case, held by the RRA Shareholders immediately after the Closing. The Registration Rights and Lockup Agreement also provides the RRA Shareholders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions, and provides for certain “lock-up” restrictions on transfer by the RRA Shareholders of such securities held by them after the Closing.

The shares of Class B common stock of ECRC and Private Warrants beneficially owned by Messrs. Maselli and Kehler, as disclosed under “Principal Shareholders” above, have an aggregate market value of approximately $5.7 million and $0.8 million, respectively, based on the closing price of the Common Shares of $3.25 and the closing price of the Public Warrants of $0.41 on Nasdaq on December 4, 2023, the record date for the Meeting.

Effective immediately upon the Closing, the Board increased the size of the Board to nine members and appointed each of Messrs. Maselli and Kehler to the Board, each to hold office until his term expires at the next annual meeting of NioCorp shareholders, and his respective successor is duly elected or appointed and qualified, or until his earlier death, resignation or removal. Messrs. Maselli and Kehler served on the board of directors of GXII prior to the Closing. Pursuant to the Business Combination Agreement, the Company was required to cause two directors identified by GXII to become directors of the Company as of Closing, and the Board appointed Messrs. Maselli and Kehler to the Board pursuant to such requirement.

Review, Approval or Ratification of Related Person Transactions

Other than as described below, the Company does not currently have in place any specific policy or procedure in respect of the review, approval or ratification of any transaction required to be reported under Item 404(a) of Regulation S-K. Sections 147-153 of the BCBCA set out rules and procedures applicable to all British Columbia corporations, pursuant to which a director presented with a resolution in respect of any matter (including an equity issuance) in respect of which he/she has an interest must disclose that interest in writing to the corporation’s board of directors prior to the approval of such matter. This procedure ensures that each equity issuance to a director or officer of the Company is approved by all directors of the Company not involved in such sale. All loan transactions from directors and officers are subject to review and approval by the Board prior to acceptance and are documented in the meeting minutes.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A under the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Company’s shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of the Company will be August 10, 2024.

The deadline for submitting shareholder proposals, other than director nominations, for the next annual general meeting of shareholders of the Company, but not for inclusion in the management information and proxy circular, is October 24, 2024. If a shareholder proposal, other than a director nomination, is not submitted to the Company by October 24, 2024, the Company may still grant discretionary proxy authority to vote on such shareholder proposal in accordance with Rule 14a-4(c)(1) of Regulation 14A under the Exchange Act.

Pursuant to Section 188(1)(c) of the BCBCA, the Company is required to include shareholder nominees for director in the management information and proxy circular for an annual general meeting of shareholders if the shareholder director nomination is received by the Company at its principal executive offices no later than the close of business on the date that is three months prior to the anniversary date of the Company's last annual general meeting of shareholders, which deadline will not change, even if the date of the annual general meeting changes by more than 30 calendar days from the anniversary date of the Company's last annual general meeting of shareholders. Therefore, the deadline for shareholder director nominations for inclusion in the management information and proxy circular for the Company's next annual general meeting of shareholders is October 19, 2025.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained in the Articles of the Company. A shareholder wishing to make a proposal for consideration at an annual general meeting of the Company or wishing to nominate a person to act as a director of the Company should ensure they follow the applicable procedures set forth in Section 188 of the BCBCA and the Articles of the Company.

Under the Company’s advance notice policy, adopted by the shareholders of the Company on December 15, 2014, nominations of persons for election to the Board at any annual general meeting of the shareholders must be received by the Corporate Secretary of the Company not less than 30 days or more than 65 days prior to the date of such meeting; provided, however, that in the event that the annual general meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of such meeting was made (the “Meeting Notice Date”), such shareholder’s notice must be so received not later than the close of business on the 10th day following the Meeting Notice Date.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for election at the next annual general meeting of shareholders other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the Meeting, which date is November 20, 2024. If the date of the next annual general meeting of shareholders is changed by more than 30 calendar days from the first anniversary of the Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of the next annual general meeting of shareholders or the 10th calendar day following the day on which public announcement of the date of the next annual general meeting of shareholders is first made.

DISSENTERS’ RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one Notice of Internet Availability of Meeting Materials to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Notice of Internet Availability of Meeting Materials or other materials for the Meeting or future annual meetings, the shareholder may receive copies by contacting the Corporate Secretary at 7000 South Yosemite Street, Suite 115, Centennial, CO 80112, or by calling (855) 264-6267. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at www.sec.gov.

Additional information about the Company is located on SEDAR+ at www.sedarplus.com. Financial information is provided in the Company’s comparative financial statements and Management’s Discussion and Analysis for its most recently completed financial year ended June 30, 2023. At the written request of any registered shareholder who owns shares on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Meeting Materials, including the Company’s Annual Report to Shareholders. If requested, the Company will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Annual Report, the financial statements and Management’s Discussion and Analysis should be made by writing to the Chief Financial Officer and Corporate Secretary, Neal Shah, at the following address:

NioCorp Developments Ltd.
7000 South Yosemite Street, Suite 115
Centennial, CO 80112

OTHER MATERIAL FACTS

Management knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxy solicited hereby will be voted on such matter in accordance with the best judgment of the persons voting by proxy.

DATED at Centennial, Colorado, on the 8th day of December, 2023.

BY ORDER OF THE BOARD

NIOCORP DEVELOPMENTS LTD.

/s/ Mark A. Smith

Mark A. Smith

President, Chief Executive Officer, Executive Chairman and Director

SCHEDULE A
Form of proxy

Form of Proxy - Annual General Meeting to be held on January 19, 2024 01YGUA This Form of Proxy is solicited by and on behalf of Management or the Board, as applicable. Fold Fold CONTROL NUMBER VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Proxyholders named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Proxyholders whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was received by Management. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Proxyholders listed on the reverse, this proxy will be voted as recommended by Management or the Board, as applicable. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against or abstained from voting each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information and Proxy Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 10:00 am, Mountain Standard Time, on January 17, 2024. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com To Vote Using the Telephone Call the number listed BELOW from a touch tone telephone. To Vote Using the Internet Go to the following web site: www.investorvote.com Smartphone? Scan the QR code to vote now. To Receive Documents Electronically You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 XXX 000001 COMMON CPUQC01.E.INT/000001/i1234 123456789012345 Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free

358879 01YGVC Fold Fold AR1 Interim Financial Statements — Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements — Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and this proxy appoints the Management Proxyholders, this proxy will be voted as recommended by Management or the Board, as applicable. MM / DD / YY Date Signature(s) 2. Election of Directors 01. Mark A. Smith For Withhold 04. Nilsa Guerrero-Mahon 02. Michael J. Morris For Withhold 05. Peter Oliver 03. David C. Beling For Withhold 06. Michael Maselli 3. Appointment of Auditors Appointment of Deloitte & Touche LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. 4. Approval of the Amendment and Restatement of the NioCorp Developments Ltd. Long-Term Incentive Plan To consider and, if thought fit, pass the resolution set out below, approving the implementation of the 2017 Amended Long-Term Incentive Plan: BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT: 1. The 2017 Amended Long-Term Incentive Plan, substantially as described in and appended as Schedule B to the Company’s Information Circular in respect of the Company’s Meeting, is hereby authorized and approved to be effective from the date of the Meeting. 2. All unallocated entitlements under the 2017 Amended Long-Term Incentive Plan, as amended from time to time, be and are hereby approved and authorized, and the Company shall be permitted to grant awards thereunder until January 19, 2027. 3. Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing resolutions. 5. Advisory Vote to Approve Named Executive Compensation Approval, on a nonbinding, advisory basis, of the compensation of the Company’s named executive officers. 1. Number of Directors To set the number of Directors at seven (7). For Against 07. Dean Kehler I/We being holder(s) of securities of NioCorp Developments Ltd. (the “Company”) hereby appoint: Mark A. Smith, President, Chief Executive Officer, and Executive Chairman of the Company, or failing this person, Neal S. Shah, Chief Financial Officer, and Corporate Secretary of the Company (the “Management Proxyholders”) Appointment of Proxyholder Print the name of the person you are appointing if this person is someone other than the Management Proxyholders listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of Shareholders of the Company to be held at 7000 S Yosemite St, Lower Level Conference Room, Centennial, CO 80112 on January 19, 2024 at 10:00 am, MST and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Information Circular — Mark this box if you would like to receive the Management Information and Proxy Circular by mail for the next securityholders’ meeting. For Withhold For Against Abstain For Against Abstain C1234567890 XXX 123 MR SAM SAMPLE BTDQ 999999999999 XXXX

SCHEDULE B

2017 Amended Long-Term Incentive Plan

NIOCORP DEVELOPMENTS LTD. LONG TERM INCENTIVE PLAN

Approved by the Board of Directors on September 29, 2017, as amended on September 24, 2020 and as further amended on December 4, 2023, and by the Corporation’s shareholders on November 9, 2017, as amended on November 4, 2020 and as further amended on __________, 2024.

PART I – GENERAL PROVISIONS

1.	PREAMBLE AND DEFINITIONS
1.1	Title.

The Plan described in this document shall be called the “NioCorp Developments Ltd. Long Term Incentive Plan”.

1.2	Purpose of the Plan.
1.2.1	The purposes of the Plan are:
(a)	to promote a further alignment of interests between officers, employees and other eligible service providers and the shareholders of the Corporation;
(b)	to potentially associate a portion of the compensation payable to officers, employees and other eligible service providers with the returns achieved by shareholders of the Corporation; and
(c)	to help attract and retain officers, employees and other eligible service providers with the knowledge, experience and expertise required by the Corporation.
1.2.2	The Plan shall serve as the successor to the Corporation’s 2016 Incentive Stock Option Plan approved by the Corporation’s shareholders on February 23, 2016 (the “Prior Plan”), and no further awards shall be made under the Prior Plan on and after November 9, 2017. All outstanding awards under the Prior Plan immediately prior to November 9, 2017 shall be included in the maximum number of Shares and other limitations set forth in Section 4 herein. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant and the Prior Plan, and no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such awards.
1.3	Definitions.
1.3.1	“Affiliate(s)” shall mean a Parent or Subsidiary of the Corporation.
1.3.2	“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder, and Stock Exchange Rules.
1.3.3	“Beneficiary” means, subject to Applicable Law, an individual who has been designated by a Participant, in such form and manner as the Board may determine, to receive benefits payable under the Plan upon the death of the Participant, or, where no such designation is validly in effect at the time of death, the Participant’s legal representative.

1.3.4	“Blackout Period” means a period of time when, pursuant to any policies of the Corporation, any securities of the Corporation may not be traded by certain persons as designated by the Corporation, including any holder of a Grant.
1.3.5	“Board” means the Board of Directors of the Corporation.
1.3.6	“Cause” means, except as otherwise provided in an applicable Grant Agreement:
(a)	subject to (b) below, “just cause” or “cause” for Termination by the Corporation or an Affiliate as determined under Applicable Law;
(b)	where a Participant has a written employment agreement with the Corporation or an Affiliate, “Cause” as defined in such employment agreement, if applicable; or
(c)	where a Participant provides services as an independent contractor pursuant to a contract for services with the Corporation or an Affiliate, any material breach of such contract.
1.3.7	“Change in Control” means, except as otherwise provided in an applicable Grant Agreement:
(a)	a successful “take-over bid” (as defined in the Securities Act (British Columbia), as amended, or any successor legislation thereto) pursuant to which the “offeror” acquires beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof, together with persons acting jointly or in concert with the holder thereof, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the acquisition of beneficial ownership of additional securities of the Corporation by any person who, together with persons acting jointly or in concert with such person, was entitled prior to such “take-over bid”, directly or following conversion or exercise securities of the Corporation, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation;
(b)	the issuance to, or acquisition by, any person, or group of persons acting jointly or in concert, directly or indirectly, including through an arrangement or other form of reorganization, of beneficial ownership of securities of the Corporation which, directly or following conversion or exercise thereof, would entitle the holder thereof to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation, other than the issuance of securities of the Corporation to, or acquisition of securities of the Corporation by, any person who, together with persons acting jointly or in concert with such person, was entitled prior to such issuance or acquisition, directly or following conversion or exercise securities of the Corporation, to cast more than fifty percent (50%) of the votes attaching to all securities of the Corporation which may be cast to elect directors of the Corporation;

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(c)	individuals who, as of a Grant Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Grant Date, whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least two- thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for Director, without objection to such nomination) will be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Directors then comprising the Board;
(d)	an arrangement, amalgamation, merger or other form of reorganization of the Corporation where the holders of the outstanding voting securities or interests of the Corporation immediately prior to the completion of the arrangement, amalgamation, merger or reorganization will hold fifty percent (50%) or less of the votes attaching to all outstanding voting securities or interests of the continuing entity upon completion of the arrangement, amalgamation, merger or reorganization;
(e)	the sale of all or substantially all of the assets of the Corporation; or
(f)	the liquidation, winding-up or dissolution of the Corporation.
1.3.8	“Code” or “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding regulatory guidance thereunder.
1.3.9	“Corporation” means NioCorp Developments Ltd., and includes any successor corporation or entity thereto.
1.3.10	“Director” means a director of the Corporation from time to time.
1.3.11	“Disability” means, except as otherwise provided in an applicable Grant Agreement:
(a)	subject to (b) below, a Participant’s physical or mental incapacity that prevents him/her from substantially fulfilling his or her duties and responsibilities on behalf of the Corporation or, if applicable, an Affiliate, as determined by the Board and, in the case of a Participant who is an employee of the Corporation or an Affiliate, in respect of which the Participant commences receiving, or is eligible to receive, disability benefits under the Corporation’s or Affiliate’s long-term disability plan; or

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(b)	where a Participant has a written employment agreement with the Corporation or an Affiliate, “Disability” as defined in such employment agreement, if applicable.
1.3.12	“Disability Date” means, in relation to a Participant, that date determined by the Board to be the date on which the Participant experienced a Disability.
1.3.13	“Eligible Person” means a Director or an individual Employed by the Corporation or any Affiliate, including a Service Provider, who, by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Corporation provided, however, that only persons who meet the definition of “employees” under Code Section 3401(c) shall be eligible to receive Incentive Stock Options.
1.3.14	“Employed” means, with respect to a Participant, that:
(a)	the Participant is rendering services to the Corporation or an Affiliate (excluding services as a Director) including as a Service Provider (referred to in Section 1.3.40 as “active Employment”); or
(b)	the Participant is not actively rendering services to the Corporation or an Affiliate due to an approved leave of absence, maternity or parental leave or leave on account of Disability.

For greater certainty, a Participant shall not be considered to be Employed on a Vesting Date if, prior to such Vesting Date, such Participant received a payment in lieu of notice of termination of employment, whether under a contract of employment, as damages or otherwise.

and “Employment’ has the corresponding meaning.

1.3.15	“Exercise Price” means, with respect to an Option, the price payable by a Participant to purchase one Share on exercise of such Option, which (except as otherwise provided in Section 9.2) shall not be less than one hundred percent (100%) of the Market Price on the Grant Date of the Option covering such Share, subject to adjustment pursuant to Section 5.
1.3.16	“Form S-8” means a Form S-8 Registration Statement under the United States Securities Act of 1933.
1.3.17	“Good Reason” means, except as otherwise provided in an applicable Grant Agreement, the occurrence of any one or more of the following without a Participant’s written consent:
(a)	a material change in the Participant’s position or duties, responsibilities, titles or offices in effect immediately prior to a Change in Control, which includes any removal of the Participant from or any failure to re-elect or re-appoint the Participant to any such position or office;

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(b)	a reduction in the Participant’s overall annual compensation for services provided to the Corporation or an Affiliate in the cumulative amount of 5% or more within a 12-month period;
(c)	any change to the terms or conditions of the employment of the Participant that would constitute “constructive dismissal” as that term is defined at common law which the Corporation or an Affiliate, as the case may be, fails to remedy within thirty (30) days of receiving written notice from the Participant of any such change; or
(d)	the Corporation or an Affiliate relocating the Participant to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change in Control or a place within 15 kilometres of that location.
1.3.18	“Grant” means a grant or right granted under the Plan consisting of one or more Options, RSUs or PSUs.
1.3.19	“Grant Agreement” means an agreement between the Corporation and a Participant or other instrument or document evidencing a Grant and setting out the terms under which such Grant is made, together with such schedules, amendments, deletions or changes thereto as are permitted under the Plan. A Grant Agreement may be in an electronic medium and may be limited to a notation on the books and records of the Corporation. Unless otherwise determined by the Board, a Grant Agreement does not need to be signed by a representative of the Corporation or a Participant, provided the Participant’s agreement is expressly acknowledged.
1.3.20	“Grant Date” means the effective date of a Grant (which date will not be earlier than the date on which the Board takes action with respect thereto).
1.3.21	“Grant Value” is as defined in Section 12.
1.3.22	“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.
1.3.23	“Insider” means an insider of the Corporation as defined in the rules of the Toronto Stock Exchange Company Manual for the purpose of security based compensation arrangements.
1.3.24	“Market Price” means, with respect to any particular date:
(a)	if the Shares are listed on only one Stock Exchange, the closing price per Share on such Stock Exchange on the Trading Day immediately preceding such date;
(b)	if the Shares are listed on more than one Stock Exchange, the “Market Price” as determined in accordance with paragraph (a) above for the primary Stock Exchange on which the greatest volume of trading of the Shares occurred during the immediately preceding twenty (20) Trading Days; and

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(c)	if the Shares are not listed for trading on a Stock Exchange, a price which is determined by the Board in good faith to be the fair market value of the Shares.
1.3.25	“Option” means an option to purchase a Share granted by the Board to an Eligible Person in accordance with Section 3 and Section 9.1.
1.3.26	“Parent” means any parent corporation of the Corporation within the meaning of Code Section 424(e), or any successor provision.
1.3.27	“Participant” means an Eligible Person to whom a Grant is made and which Grant or a portion thereof remains outstanding.
1.3.28	“Performance Conditions” means such financial, personal, operational, transaction-based or other performance criteria as may be determined by the Board in respect of a Grant to any Participant or Participants and set out in a Grant Agreement. Performance Conditions may apply to an individual Participant or to the Corporation, an Affiliate, the Corporation and its Affiliates as a whole, a business unit of the Corporation or group comprised of the Corporation and some Affiliates or a group of Affiliates, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group or index, or otherwise, provided that the performance period for measurement or achievement of any such performance criteria (or incremental element thereof) shall in all events exceed one year. When establishing Performance Conditions, the Board may exclude any or all “extraordinary items” as determined under applicable accounting standards. The Board may provide that Performance Conditions will be adjusted to reflect events occurring during the performance period that affect the applicable Performance Condition.
1.3.29	“Performance Period” means, with respect to PSUs, the period specified by the Board for achievement of any applicable Performance Conditions as a condition to Vesting.
1.3.30	“Plan” means this NioCorp Developments Ltd. Long Term Incentive Plan, including any schedules or appendices hereto, as may be amended from time to time.
1.3.31	“Performance Share Unit” or “PSU” means a right granted to an Eligible Person in accordance with Section 3 and Section 13.1 to receive a Share or the Market Price, as determined by the Board, that generally becomes Vested, if at all, subject to the attainment of certain Performance Conditions and satisfaction of such other conditions to Vesting, if any, as may be determined by the Board.
1.3.32	“Restricted Share Unit” or “RSU” means a right granted to an Eligible Person in accordance with Section 3 and Section 13.1 to receive a Share or the Market Price, as determined by the Board, that generally becomes Vested, if at all, following a period of continuous Employment or service of the Participant.

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1.3.33	“Restrictive Covenant” means any obligation of a Participant to the Corporation or an Affiliate to (A) maintain the confidentiality of information relating to the Corporation or the Affiliate and/or its business, (B) not engage in employment or business activities that compete with the business of the Corporation or the Affiliate, (C) not solicit employees or other service providers, customers and/or suppliers of the Corporation or the Affiliate, whether during or after employment with the Corporation or Affiliate, and whether such obligation is set out in a Grant Agreement issued under the Plan or other agreement between the Participant and the Corporation or Affiliate, including, without limitation, an employment agreement, or otherwise.
1.3.34	“Service Provider” means a person, other than an employee, officer or director of the Corporation or an Affiliate, that:
(a)	satisfies the Form S-8 definition of “employee”;
(b)	is engaged to provide, on a bona fide basis, for an initial, renewable or extended period of twelve (12) months or more, services to the Corporation or an Affiliate, other than services provided in relation to a distribution of securities;
(c)	provides the services under a written contract between the Corporation or an Affiliate and the person or company; and
(d)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate.
1.3.35	“Share” means a common share of the Corporation or, in the event of an adjustment contemplated by Section 5.1, such other security to which a Participant may be entitled upon the exercise or settlement of a Grant as a result of such adjustment.
1.3.36	“Share Unit” means either an RSU or a PSU, as the context requires.
1.3.37	“Stock Exchange” means the Toronto Stock Exchange, The Nasdaq Stock Market LLC, and such other stock exchange on which the Shares are listed, or if the Shares are not listed on any stock exchange, then on the over-the-counter market.
1.3.38	“Stock Exchange Rules” means the applicable rules of any Stock Exchange upon which Shares of the Corporation are listed.
1.3.39	“Subsidiary” means, any subsidiary corporation of the Corporation within the meaning of Code Section 424(f), or any successor provision.
1.3.40	“Termination” means, except as otherwise provided in an applicable Grant Agreement, (i) in the case of a Director, the cessation of such Director acting as same, which shall occur on the date such Director ceases to be a Director, (ii) in the case of all Participants Employed by the Corporation or an Affiliate, the termination of a Participant’s active Employment with the Corporation or an Affiliate (other than in connection with the Participant’s transfer to Employment

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with the Corporation or another Affiliate), which shall occur on the earlier of the date on which the Participant ceases to render services to the Corporation or Affiliate, as applicable, and the date on which the Corporation or an Affiliate, as applicable, delivers notice of the termination of the Participant’s employment or contract for services, whether such termination is lawful or otherwise, without giving effect to any period of notice or compensation in lieu of notice (except as expressly required by applicable employment standards legislation), but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability shall not be considered to be a “Termination”, and (iii) in the case of a Participant who does not return to active Employment with the Corporation or an Affiliate immediately following a period of absence due to vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability, such cessation shall be deemed to occur on the last day of such period of absence, and “Terminated” and “Terminates” shall be construed accordingly.

1.3.41	“Time Vesting” means any conditions relating to the passage of time or continued service with the Corporation or an Affiliate for a period of time in respect of a Grant, as may be determined by the Board.
1.3.42	“Trading Day” means a day on which the Stock Exchange is open for trading and on which the Shares actually traded.
1.3.43	“US Taxpayer” means an individual who is subject to tax under the Code in respect of any amounts payable or Shares deliverable under this Plan.
1.3.44	“Vested” means, with respect to any Option or Share Unit, that the applicable conditions with respect to Time Vesting, achievement of Performance Conditions and/or any other conditions established by the Board have been satisfied or, to the extent permitted under the Plan, waived, whether or not the Participant’s rights with respect to such Grant may be conditioned upon prior or subsequent compliance with any Restrictive Covenants (and any applicable derivative term shall be construed accordingly).
1.3.45	“Vesting Date” means the date on which the applicable Time Vesting, Performance Conditions and/or any other conditions for an Option or Share Unit becoming Vested are met, deemed to have been met or waived as contemplated in Section 1.3.44.
2.	CONSTRUCTION AND INTERPRETATION
2.1	Gender, Singular, Plural.

In the Plan, references to the masculine include the feminine, and references to the singular shall include the plural and vice versa, as the context shall require.

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2.2	Severability.

If any provision or part of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.3	Headings, Sections and Parts.

Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained. A reference to a section or schedule shall, except where expressly stated otherwise, mean a section or schedule of the Plan, as applicable. The Plan is divided into three Parts. Part I contains provisions of general application to all Grants; Part II applies specifically to Options; and Part III applies specifically to Share Units.

3.	ADMINISTRATION
3.1	Administration by the Board.

The Plan shall be administered by the Board in accordance with its terms and subject to Applicable Law. Subject to and consistent with the terms of the Plan, in addition to any authority of the Board specified under any other terms of the Plan, the Board shall have full and complete discretionary authority to:

(a)	interpret the Plan and Grant Agreements;
(b)	prescribe, amend and rescind such rules and regulations and make all determinations necessary or desirable for the administration and interpretation of the Plan and instruments of grant evidencing Grants;
(c)	determine those Eligible Persons who may receive Grants as Participants, grant one or more Grants to such Participants and approve or authorize the applicable form and terms of the related Grant Agreements;
(d)	determine the terms and conditions of Grants granted to any Participant, including, without limitation, as applicable (i) Grant Value and the number of Shares subject to a Grant, (ii) the Exercise Price for Shares subject to a Grant, (iii) the conditions to the Vesting of a Grant or any portion thereof, including, as applicable, the period for achievement of any applicable Performance Conditions as a condition to Vesting and conditions pertaining to compliance with Restrictive Covenants, and the conditions, if any, upon which Vesting of any Grant or any portion thereof will be waived or accelerated without any further action by the Board, (iv) the circumstances upon which a Grant or any portion thereof shall be forfeited or cancelled or expire, including in connection with the breach by a Participant of any Restrictive Covenant, (v) the consequences of a Termination with respect to a Grant, (vi) the manner of exercise or settlement of the Vested portion of a Grant, and (vii) whether, and the terms upon which, any Shares delivered upon exercise or settlement of a Grant must be held by a Participant for any specified period of time;

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(e)	determine whether, and the extent to which, any Performance Conditions or other conditions applicable to the Vesting of a Grant have been satisfied or, to the extent permitted by Code Section 409A (to the extent applicable), shall be waived or modified;
(f)	make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence or disability of any Participant. Without limiting the generality of the foregoing, the Board shall be entitled to determine:
(i)	whether or not any such leave of absence shall constitute a Termination within the meaning of the Plan; and
(ii)	the impact, if any, of any such leave of absence on Grants issued under the Plan made to any Participant who takes such leave of absence (including, without limitation, whether or not such leave of absence shall cause any Grants to expire and the impact upon the time or times such Grants shall be exercisable);

provided that, with respect to Options that are intended to be Incentive Stock Options, the treatment of any such leave of absence shall comply with Code Section 422 and the regulations issued thereunder;

(g)	amend the terms of any Grant Agreement or other documents evidencing Grants; and
(h)	determine whether, and the extent to which, adjustments shall be made pursuant to Section 5 and the terms of such adjustments.
3.2	All determinations, interpretations, rules, regulations, or other acts of the Board respecting the Plan or any Grant shall be made in its sole discretion and shall be conclusively binding upon all persons.
3.3	The Board may prescribe terms for Grant Agreements in respect of Eligible Persons who are subject to the laws of a jurisdiction other than Canada in connection with their participation in the Plan that are different than the terms of the Grant Agreements for Eligible Persons who are subject to the laws of Canada in connection with their participation in the Plan, and/or deviate from the terms of the Plan set out herein, for purposes of compliance with Applicable Law in such other jurisdiction or where, in the Board’s opinion, such terms or deviations are necessary or desirable to obtain more advantageous treatment for the Corporation, an Affiliate or the Eligible Person in respect of the Plan under the Applicable Law of the other jurisdiction.

Notwithstanding the foregoing, the terms of any Grant Agreement authorized pursuant to this Section 3.3 shall be consistent with the Plan having regard to the Applicable Law of the jurisdiction in which such Grant Agreement is applicable and in no event shall contravene the Applicable Law of Canada.

3.4	The Board may, in its discretion, subject to Applicable Law, delegate its powers, rights and duties under the Plan, in whole or in part, to a committee of the Board, or to a person or persons, as it may determine, from time to time, on terms and conditions as it may determine, except that the Board shall not, and shall not be permitted to delegate any such

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powers, rights or duties with respect to the grant, amendment, administration or settlement of any Grant to the extent delegation is not consistent with Applicable Law and any such purported delegation or action shall not be given effect, and provided that the composition of the committee of the Board, person or persons, as the case may be, shall comply with Applicable Law. In addition, provided it complies with the foregoing, the Board may appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it.

3.5	In addition, the Board is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this plan is intended or may be deemed to constitute a limitation on the authority of the Board.
4.	SHARE RESERVE
4.1	Subject to Section 4.4 and any adjustment pursuant to Section 5.1, the aggregate number of Shares reserved for issuance to Participants under the Plan, together with all other security based compensation arrangements of the Corporation, shall not exceed the number which represents ten percent (10%) of the issued and outstanding Shares from time to time; provided that in no event shall Shares reserved for issuance upon the settlement of Share Units exceed five percent (5%) of the issued and outstanding Shares from time to time.
4.2	The aggregate number of Shares reserved for issuance to any one Participant under the Plan, together with all other security based compensation arrangements of the Corporation, must not exceed five percent (5%) of the aggregate issued and outstanding Shares (on a non-diluted basis).
4.3	The maximum number of Shares of the Corporation
(a)	issued to Insiders within any one-year period, and
(b)	issuable to Insiders, at any time,

under the Plan, or when combined with all of the Corporation’s other security based compensation arrangements, shall not exceed ten percent (10%) of the number of the aggregate issued and outstanding Shares.

4.4	For purposes of computing the total number of Shares available for grant under the Plan or any other security based compensation arrangement of the Corporation, Shares subject to any Grant (or any portion thereof) that are issued upon exercise or settlement, forfeited, surrendered, cancelled, unearned or otherwise terminated shall again be available for grant under the Plan.
5.	ALTERATION OF CAPITAL AND CHANGE IN CONTROL
5.1	Notwithstanding any other provision of the Plan, and subject to Applicable Law, in the event of any change in or impact to the Shares by reason of any dividend (other than dividends in the ordinary course), split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, combination or exchange of Shares or distribution of rights to

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holders of Shares or any other relevant changes to or impact to the authorized or issued capital of the Corporation, if the Board shall determine that an equitable adjustment should be made, such adjustment shall, subject to Applicable Law, be made by the Board to (i) the number of Shares subject to the Plan; (ii) the securities into which the Shares are changed or are convertible or exchangeable; (iii) any Options then outstanding; (iv) the Exercise Price in respect of such Options; (v) the number of Share Units outstanding under the Plan; and/or (vi) other award terms, and any such adjustment shall be conclusive and binding for all purposes of the Plan; provided, however, that any such adjustment to the number specified in Section 9.7(f) of this Plan will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board may provide in substitution for any or all outstanding Grants under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Code Section 409A (if applicable). In addition, for each Option with an Exercise Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its discretion elect to cancel such Option without any payment to the person holding such Option.

5.2	Nothing in the Plan shall require the Corporation to issue fractional Shares in satisfaction of its obligations under the Plan. Any fractional interest in a Share that would, except for the provisions of this Section 5.2, be deliverable upon the exercise of any Grant shall be cancelled and not deliverable by the Corporation.
5.3	In the event of a Change in Control prior to the Vesting of a Grant, and subject to the terms of a Participant’s written employment agreement or contract for services with the Corporation or an Affiliate, notwithstanding the conditions as to vesting of Options and Share Units contained in any individual Grant Agreement, if at any time within one year from the date of a Change in Control: (i) a Participant’s relationship with the Corporation is terminated by the Corporation other than for Cause or (ii) a Participant resigns for Good Reason, all outstanding Options and Share Units, as applicable, held by such Participant shall become Vested as of the date of such Participant’s termination or resignation for Good Reason and the Corporation shall issue Shares to such Participants with respect to such Vested Options and Vested Share Units, as applicable, in accordance with the provisions herein; provided that in the event that any Share Units are subject to Performance Conditions, then the vesting of such Share Units shall accelerate only to the extent that such Performance Conditions have been satisfied and further provided that if a Performance Condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the Performance Condition has been satisfied, as determined by the Board.
6.	CLAWBACK
6.1	Clawback.

It is a condition of each Grant that if:

(i)	The Participant fails to comply with any applicable Restrictive Covenant;

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(ii)	the Participant is terminated for Cause, or the Board reasonably determines after employment termination that the Participant’s employment could have been terminated for Cause;
(iii)	the Board reasonably determines that the Participant engaged in conduct that causes material financial or reputational harm to the Corporation or its Affiliates, or engaged in gross negligence, willful misconduct or fraud in respect of the performance of the Participant’s duties for the Corporation or an Affiliate of the Corporation; or
(iv)	the Corporation’s financial statements (the “Original Statements”) are required to be restated (other than solely as a result of a change in accounting policy by the Corporation or under International Financial Reporting Standards applicable to the Corporation) and such restated financial statements (the “Restated Statements”) disclose, in the opinion of the Board acting reasonably, materially worse financial results than those contained in the Original Statements, then the Board may, in its sole discretion, to the full extent permitted by governing law and to the extent it determines that such action is in the best interest of the Corporation, and in addition to any other rights that the Corporation or an Affiliate may have at law or under any agreement, take any or all of the following actions, as applicable:
(A)	reduce the number or value of, or cancel and terminate, any one or more unvested Grants of Options or Share Units on or prior to the applicable maturity or Vesting Dates, or cancel or terminate any outstanding Grants which have Vested in the twelve (12) months prior to (x) the date on which the Participant fails to comply with a Restrictive Covenant, (y) the date on which the Participant’s employment is terminated for Cause or the Board makes a determination under paragraph (ii) or (iii) above, or (z) the date on which the Board determines that the Corporation’s Original Statements are required to be restated, in the event paragraph (iv) above applies (each such date provided for in clause (x), (y) and (z) of this paragraph (a) being a “Relevant Equity Recoupment Date”); and/or
(B)	require payment to the Corporation of the value of any Shares of the Corporation acquired by the Participant pursuant to a Grant in the twelve (12) months prior to a Relevant Equity Recoupment Date (less any amount paid by the Participant to acquire such Shares and less the amount of tax withheld pursuant to the Income Tax Act (Canada) or other relevant taxing authority in respect of such Shares).
6.2	Other Recoupment.

Notwithstanding anything in this Plan to the contrary, any Grant Agreement (or any part thereof) may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Corporation of any gain or earnings related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be

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determined by the Board in accordance with (a) any Corporation clawback or recoupment policy, including any policy adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise (in each case, the “Clawback Policy”), or (ii) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable laws, rules, regulations, or stock exchange listing standards, as may be in effect from time to time, and which may operate to create additional rights for the Corporation with respect to awards and the recovery of amounts relating thereto. By accepting awards under the Plan, the Participants consent to be bound by the terms of the Clawback Policy, if applicable, and agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Corporation in its efforts to recover or recoup any award, any gains or earnings related to any award, or any other amount paid under the Plan or otherwise subject to clawback or recoupment pursuant to such laws, rules, regulations, stock exchange listing standards or Corporation policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Corporation from the Participant of any such amounts, including from the Participants’ accounts or from any other compensation, to the extent permissible under Section 409A of the Code.

7.	MISCELLANEOUS
7.1	Compliance with Laws and Policies.

The Corporation’s obligation to make any payments or deliver (or cause to be delivered) any Shares hereunder is subject to compliance with Applicable Law. Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that the Participant will, at all times, act in strict compliance with Applicable Law and all other laws and any policies of the Corporation applicable to the Participant in connection with the Plan including, without limitation, furnishing to the Corporation all information and undertakings as may be required to permit compliance with Applicable Law.

7.2	Withholdings.

So as to ensure that the Corporation or an Affiliate, as applicable, will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Corporation or the Affiliate shall withhold or cause to be withheld from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary to permit the Corporation or the Affiliate, as applicable, to so comply. Subject to Applicable Law, the Corporation and any Affiliate may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Board may determine in its sole discretion, by (a) requiring such Participant to sell any Shares and retaining any amount payable which would otherwise be provided or paid to such Participant in connection with any such sale, or (b) requiring, as a condition to the delivery of Shares hereunder, that such Participant make such arrangements as the Board may require so that the Corporation and its Affiliates can satisfy such withholding obligations, including requiring such Participant to remit an amount to the Corporation or an Affiliate in advance, or reimburse the Corporation or any Affiliate for, any such withholding obligations.

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7.3	No Right to Continued Employment.

Nothing in the Plan or in any Grant Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Corporation or any Affiliate, to be entitled to any remuneration or benefits not set forth in the Plan or a Grant Agreement or to interfere with or limit in any way the right of the Corporation or any Affiliate to terminate Participant’s employment or service arrangement with the Corporation or any Affiliate.

7.4	No Additional Rights.

Neither the designation of an individual as a Participant nor the Grant of any Options or Share Units to any Participant entitles any person to the Grant, or any additional Grant, as the case may be, of any Options or Share Units. For greater certainty, the Board’s decision to approve a Grant in any period shall not require the Board to approve a Grant to any Participant in any other period; nor shall the Board’s decision with respect to the size or terms and conditions of a Grant in any period require it to approve a Grant of the same or similar size or with the same or similar terms and conditions to any Participant in any other period. The Board shall not be precluded from approving a Grant to any Participant solely because such Participant may have previously received a Grant under this Plan or any other similar compensation arrangement of the Corporation or an Affiliate. No Eligible Person has any claim or right to receive a Grant except as may be provided in a written employment or services agreement between an Eligible Person and the Corporation or an Affiliate.

7.5	Amendment, Termination.

Subject to Applicable Law, the Plan and any Grant made pursuant to the Plan may be amended, modified or terminated by the Board without approval of shareholders, provided that no amendment to the Plan or Grants made pursuant to the Plan may be made without the consent of a Participant if it adversely alters or impairs the rights of the Participant in respect of any Grant previously granted to such Participant under the Plan, except that Participant consent shall not be required where the amendment is required for purposes of compliance with Applicable Law. For greater certainty, the Plan may not be amended without shareholder approval to do any of the following:

(a)	increase the maximum number of Shares issuable pursuant to the Plan and as set out in Section 4.1 (it being understood that this Section 7.5(a) will not be construed to prohibit the adjustments provided for in Section 5 of this Plan);
(b)	reduce the Exercise Price of an outstanding Option, including a cancellation of a Grant of an Option and re-grant within three (3) months of an Option in conjunction therewith constituting a reduction of the Exercise Price of the Option or substitution of an Option with cash or other awards the terms of which are more favorable to the Participant (it being understood that this Section 7.5(b) will not be construed to prohibit the adjustments provided for in Section 5 of this Plan);
(c)	extend the maximum term of any Grant made under the Plan;
(d)	amend the assignment provisions contained in Section 7.11 or Section 11;

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(e)	expand the categories of individuals contained in the definition of “Eligible Person” who are eligible to participate in the Plan;
(f)	increase the number of Shares that may be issued or issuable to Insiders above the restriction or deleting the restriction on the number of Shares that may be issued or issuable to Insiders contained in Section 4.3;
(g)	include other types of equity compensation involving the issuance of Shares under the Plan;
(h)	cause Incentive Stock Options to fail to meet the requirements of Code Section 422;
(i)	amend this Section 7.5 to amend or delete any of (a) through (i) above or grant additional powers to the Board to amend the Plan or entitlements without shareholder approval; or
(j)	otherwise amend the Plan in a manner that would require shareholder approval under applicable Stock Exchange requirements.

For greater certainty and without limiting the foregoing, shareholder approval shall not be required for the following amendments and the Board may make the following changes without shareholder approval, subject to any regulatory approvals including, where required, the approval of any Stock Exchange:

(k)	amendments of a “housekeeping” nature;
(l)	a change to the Vesting provisions of any Grants;
(m)	a change to the termination provisions of any Grant that does not entail an extension beyond the original term of the Grant; or
(n)	amendments to the provisions relating to a Change in Control.
7.6	Currency. Except where the context otherwise requires, all references in the Plan to currency refer to lawful Canadian currency. Any amounts required to be determined under this Plan that are denominated in a currency other than Canadian dollars shall be converted to Canadian dollars at the applicable Bank of Canada daily rate of exchange on the date as of which the amount is required to be determined.
7.7	Administration Costs.

The Corporation will be responsible for all costs relating to the administration of the Plan.

7.8	Designation of Beneficiary.

Subject to the requirements of Applicable Law, a Participant may designate a Beneficiary, in writing, to receive any benefits that are provided under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form as may be prescribed by the

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Board from time to time. A Beneficiary designation under this Section 7.8 and any subsequent changes thereto shall be filed with the chief legal officer of the Corporation.

7.9	Governing Law.

The Plan and any Grants pursuant to the Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and with respect to Participants who are US Taxpayers, with the Code and applicable federal laws of the US. The Board may provide that any dispute to any Grant shall be presented and determined in such forum as the Board may specify, including through binding arbitration. Any reference in the Plan, in any Grant Agreement issued pursuant to the Plan or in any other agreement or document relating to the Plan to a provision of law or rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability. To the extent applicable, with respect to Participants who are US Taxpayers, this Plan shall be interpreted in accordance with the requirements of Code Section 409A and the regulations, notices, and other guidance of general applicability issued thereunder. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option, but will remain in effect for other Options and there will be no further effect on any provision of this Plan. Notwithstanding anything in this Plan to the contrary, the provisions of Exhibit “A” to this Plan shall apply with respect to Participants who are US Taxpayers.

7.10	Assignment.

The Plan shall inure to the benefit of and be binding upon the Corporation, its successors and assigns.

7.11	Transferability.
7.11.1	Unless otherwise provided in the Plan or in the applicable Grant Agreement in accordance with Section 7.11.2, no Grant, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant other than by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process including without limitation seizure for the payment of the Participant’s debts, judgments, alimony or separate maintenance. In no event will any Grant under the Plan be transferred for value.
7.11.2	Notwithstanding the foregoing, with respect to Participants who are not US Taxpayers, the Board may provide in the applicable Grant Agreement that a Grant is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to the Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with a Participant due to adoption and any entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests and (b) to an entity in which more than fifty percent (50%) voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity. Following any such transfer or assignment, the Grant shall remain subject to substantially the same terms applicable to the Grant while held by the

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Participant to whom it was granted, as modified as the Board shall determine appropriate, and, as a condition to such transfer, the transferee shall execute an agreement agreeing to be bound by such terms. Any purported assignment or transfer that does not qualify under this Section 7.11.2 shall be void and unenforceable against the Corporation.

7.12	Substitute Awards.

Grants may be made under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, restricted share units or performance share units held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Corporation or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Code Section 409A. The Grants so made may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

8.	EFFECTIVE DATE AND TERM
8.1	The Plan was approved by the Board on September 29, 2017, as amended on September 24, 2020 and as further amended on December 4, 2023, and by the Corporation’s shareholders on November 9, 2017, as amended on November 4, 2020 and as further amended on January 19, 2024 (the “Amended Effective Date”). This Plan will remain in effect, unless sooner terminated as provided herein, until January 19, 2034, at which time it will terminate. After this Plan is terminated, no Grants may be granted hereunder but Grants previously granted will remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

PART II – OPTIONS

9.	OPTIONS
9.1	The Corporation may, from time to time, make one or more Grants of Options to Eligible Persons on such terms and conditions, consistent with the Plan, as the Board shall determine. In granting such Options, subject to the provisions of the Plan, the Corporation shall specify,
(a)	the maximum number of Shares which the Participant may purchase under the Options;
(b)	the Exercise Price at which the Participant may purchase his or her Shares under the Options; and
(c)	the term of the Options, to a maximum of ten (10) years from the Grant Date of the Options, the Vesting period or periods within this period during which the Options or a portion thereof may be exercised by a Participant and any other Vesting conditions (including Performance Conditions).

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9.2	The Exercise Price for each Share subject to an Option shall be fixed by the Board but under no circumstances (except with respect to Grants under Section 7.12 of this Plan) shall any Exercise Price be less than one hundred percent (100%) of the Market Price on the Grant Date of such Option.
9.3	Subject to the provisions of the Plan and, upon prior approval of the Board, once an Option has Vested and become exercisable a Participant may elect, in lieu of exercising such Option, to surrender such Option in exchange for the issuance of Shares equal to the number determined by dividing (a) the difference between the Market Price (calculated as at the date of settlement) and the Exercise Price of such Option by (b) the Market Price (calculated as at the date of settlement). An Option may be surrendered and disposed of pursuant to this Section 9.3 from time to time by delivery to the Board at the head office of the Corporation or such other place as may be specified by the Board, of (a) a written notice specifying that net settlement will be effectuated for such Option and the number of Options to be exercised and (b) the payment of an amount for any tax withholding or remittance obligations of the Participant or the Corporation arising under applicable law (or by entering into some other arrangement acceptable to the Board). The Corporation will not be required, upon the net settlement of any Options pursuant to this Section 9.3, to issue fractions of Shares or to distribute certificates which evidence fractional Shares. In the event the number of Shares to be issued upon the net settlement of an Option is a fraction, the Participant will receive the next lowest whole number of Shares and will not receive any other form of compensation (cash or otherwise) for the fractional interest.
9.4	Unless otherwise designated by the Board in the applicable Grant Agreement and subject to Section 9.6, any Options included in a Grant shall expire on the tenth anniversary of the Grant Date (unless exercised or terminated earlier in accordance with the terms of the Plan or the Grant Agreement).
9.5	Subject to the provisions of the Plan and the terms governing the granting of the Option, and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 7.2, Vested Options or a portion thereof may be exercised from time to time by delivery to the Corporation at its registered office of a notice in writing signed by the Participant or the Participant’s legal personal representative, as the case may be, and addressed to the Corporation. This notice shall state the intention of the Participant or the Participant’s legal personal representative to exercise the said Options and the number of Shares in respect of which the Options are then being exercised and must be accompanied by payment in full of the Exercise Price under the Options which are the subject of the exercise.
9.6	If the normal expiry date of any Option, other than an Incentive Stock Option, falls within any Blackout Period or within ten (10) business days (being a day other than a Saturday, Sunday or other than a day when banks in Vancouver, British Columbia are not generally open for business) following the end of any Blackout Period, then the expiry date of such Option shall, without any further action, be extended to the date that is ten (10) business days following the end of such Blackout Period. The foregoing extension applies to all Options whatever the Grant Date (other than Incentive Stock Options and other than an extension beyond the original term of the Options in the case of Options held by a US Taxpayer) and shall not be considered an extension of the term of the Options as referred to in Section 7.5.

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9.7	Notwithstanding anything in this Plan to the contrary, for Options that are intended to qualify as Incentive Stock Options and granted to a US Taxpayer, the following additional provisions will apply:
(a)	Except as permitted by Code Section 424(a), or any successor provision, the Exercise Price per Share shall not be less than one hundred percent (100%) of the per Share Market Price on the Grant Date of the Incentive Stock Option; provided, however, that if a Participant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of its Parent or any Subsidiary, the Exercise Price per Share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the Market Price on the Grant Date of the Incentive Stock Option.
(b)	Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Grant Date of the Incentive Stock Option; provided, however, that if a Participant owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the Grant Date.
(c)	The Corporation or its Affiliate shall withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of Shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b).
(d)	Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the Grant Date of the Incentive Stock Option) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Corporation or any Affiliate, shall not exceed US$100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or Vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9.7(d), such acceleration shall be of full force and effect but the number of Shares that exceed such limit shall be treated as having been granted pursuant to an Option that is not an Incentive Stock Option; and provided, further, that the limits imposed by this Section 9.7(d) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Corporation or any Affiliate in chronological order according to the dates of grant.
(e)	The Grant Agreement in respect of any Incentive Stock Option shall contain such other limitations and restrictions upon the exercise of the Incentive Stock Option as the Board shall deem necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

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(f)	Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 5 of this Plan, the aggregate number of Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options will not exceed 3,331,164 Shares; provided, however, that such limit will increase by 330,000 shares on each of the first and second anniversaries of the Amended Effective Date, subject to the aggregate share limitations set forth in section 4.1.
9.8	Options granted under this Plan may not provide for any dividends or dividend equivalents thereon.
10.	TERMINATION OF EMPLOYMENT AND DEATH OF A PARTICIPANT – OPTIONS
10.1	Outstanding Options held by a Participant (or the executors or administrators of such Participant’s estate, any person or persons who acquire the right to exercise Options directly from the Participant by bequest or inheritance or any other permitted transferee of the Participant under Section 11) as of the Participant’s date of Termination shall be subject to the provisions of this Section 10, as applicable; except that, in all events, the period for exercise of Options shall end no later than the last day of the maximum term thereof established under Sections 9.1(c), 9.6, 9.7(b) or 10.5, as the case may be.
10.2	Except as otherwise provided in the applicable Grant Agreement, and subject to Section 10.1 and Section 10.6, in the case of a Participant’s Termination due to death, or in the case of the Participant’s Disability (i) those of the Participant’s outstanding Options that have not become Vested prior to such date of death or Disability Date shall be forfeited and cancelled as of such date and (ii) those of the Participant’s outstanding Options that have become Vested prior to the Participant’s date of death or Disability Date shall continue to be exercisable during the twelve (12) month period following the such date of death or Disability Date, as the case may be.
10.3	Except as otherwise provided in the applicable Grant Agreement, and subject to Section 10.1 and Section 10.6, in the case of a Participant’s Termination due to the termination of the Participant’s employment or termination of the Participant’s contract for services by the Corporation or an Affiliate without Cause, (i) those of the Participant’s outstanding Options that have not become Vested prior to the Participant’s Termination shall be forfeited and cancelled as of such date and (ii) those of the Participant’s outstanding Options that have become Vested prior to the Participant’s Termination shall continue to be exercisable during the one hundred and twenty (120) day period following the Participant’s Date of Termination.
10.4	Except as otherwise provided in the applicable Grant Agreement, and subject to Section 10.6, in the case of a Participant’s Termination due to the Participant’s resignation (including the voluntary withdrawal of services by a Participant who is not an employee under Applicable Law), (i) those of the Participant’s outstanding Options that have not become Vested prior to the date on which the Participant provides notice to the Corporation of his or her resignation shall be forfeited and cancelled as of such date, and (ii) those of the Participant’s outstanding Options that have become Vested prior to the date on which the Participant provides notice to the Corporation of his or her resignation shall continue to be exercisable during the ninety (90) day period following the Participant’s date of Termination.

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10.5	Notwithstanding the foregoing, with respect to any Option that is intended to be an Incentive Stock Option, such Option shall not be exercisable for a period that is longer than (i) three (3) months from the date of the Participant’s Termination for any reason other than death or disability (as defined in Code Section 22(e)), or (ii) twelve (12) months from the Participant’s Termination due to disability (as defined in Code Section 22(e)) or death.
10.6	In addition to the Board’s rights under Section 3.1, the Board may, subject to Section 10.5, at the time of a Participant’s Termination or Disability Date, extend the period for exercise of some or all of the Participant’s Options, but not beyond the original expiry date, and/or allow for the continued Vesting of some or all of the Participant’s Options during the period for exercise or a portion of it. Options that are not exercised prior to the expiration of the exercise period, including any extended exercise period authorized pursuant to this Section 10.6, following a Participant’s date of Termination or Disability Date, as the case may be, shall automatically expire on the last day of such period.
10.7	Notwithstanding any other provision hereof or in any Grant Agreement, in the case of a Participant’s termination of employment or termination of the Participant’s contract for services for Cause, any and all then outstanding Options granted to the Participant, whether or not then exercisable, shall be immediately forfeited and cancelled, without any consideration therefore, as of the commencement of the day that notice of such termination is given.
10.8	For greater certainty, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any Options that do not become Vested or that are not exercised before the date on which the Options expire.
11.	TRANSFERABILITY OF OPTIONS – US TAXPAYER
11.1	Notwithstanding Section 7.11, with respect to Participants who are US Taxpayers, no Incentive Stock Option shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Incentive Stock Option, such transfer shall be void and the Incentive Stock Option shall terminate.
11.2	Further, with respect to Participants who are US Taxpayers, Options that are not Incentive Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Board may, in its sole discretion, permit the Participant to transfer any or all such Options to any “family member” in accordance with Form S-8; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to its transfer.

PART III – SHARE UNITS

12.	DEFINITIONS
12.1	“Grant Value” means the dollar amount allocated to an Eligible Person in respect of a Grant of Share Units as contemplated by Section 3.
12.2	“Share Unit Account” has the meaning set out in Section 14.1.

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12.3	“Valuation Date” means the date as of which the Market Price is determined for purposes of calculating the number of Share Units included in a Grant, which unless otherwise determined by the Board shall be the Grant Date.
12.4	“Vesting Period” means, with respect to a Grant of Share Units, the period specified by the Board, commencing on the Grant Date and ending on the last Vesting Date for such Share Units.
13.	ELIGIBILITY AND GRANT DETERMINATION.
13.1	The Board may from time to time make one or more Grants of Share Units to Eligible Persons on such terms and conditions, consistent with the Plan, as the Board shall determine, provided that, in determining the Eligible Persons to whom Grants are to be made and the Grant Value for each Grant, the Board shall take into account the terms of any written employment agreement or contract for services between an Eligible Person and the Corporation or any Affiliate and may take into account such other factors as it shall determine in its sole and absolute discretion.
13.2	The Board shall determine the Grant Value and the Valuation Date (if not the Grant Date) for each Grant under this Part III. Unless otherwise determined by the Board, the number of Share Units to be covered by each such Grant shall be determined by dividing the Grant Value for such Grant by the Market Price of a Share as at the Valuation Date for such Grant, rounded up to the next whole number.
13.3	Each Grant Agreement issued in respect of Share Units shall set forth, at a minimum, the type of Share Units and Grant Date of the Grant evidenced thereby, the number of RSUs or PSUs subject to such Grant (which number, in the case of PSUs, may be subject to adjustment to reflect changes in compensation, job duties or other factors), the applicable Vesting conditions, the applicable Vesting Period(s) and the treatment of the Grant upon Termination and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board may include in a Grant Agreement under this Part III terms or conditions pertaining to confidentiality of information relating to the Corporation’s operations or businesses which must be complied with by a Participant including as a condition of the grant or Vesting of Share Units. Nothing in this Plan prevents a Participant from providing, without prior notice to the Corporation, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations.
14.	ACCOUNTS AND DIVIDEND EQUIVALENTS
14.1	Share Unit Account.

An account, called a “Share Unit Account”, shall be maintained by the Corporation, or an Affiliate, as specified by the Board, for each Participant who has received a Grant of Share Units and will be credited with such Grants of Share Units as are received by a Participant from time to time pursuant to Section 13 and any dividend equivalent Share Units pursuant to Section 14.2. Share Units that fail to Vest to a Participant and are forfeited pursuant to Section 15, or that are paid out to the Participant or his or her Beneficiary, shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as of the date on

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which such Share Units are forfeited or cancelled under the Plan or are paid out, as the case may be. For greater certainty, where a Participant is granted both RSUs and PSUs, such RSUs and PSUs shall be recorded separately in the Participant’s Share Unit Account.

14.2	Dividend Equivalent Share Units.

Except as otherwise provided in the Grant Agreement relating to a Grant of RSUs or PSUs, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Shares to shareholders of record as of a record date occurring during the period from the Grant Date under the Grant Agreement to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, shall be credited to the Share Unit Account of the Participant who is a party to such Grant Agreement. The number of such additional RSUs or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such Participant if the RSUs or PSUs in the Participant’s Share Unit Account had been Shares by the Market Price on the date on which the dividends or distributions were paid on the Shares. The additional RSUs or PSUs granted to a Participant will be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding RSUs or PSUs, as the case may be.

15.	VESTING AND SETTLEMENT OF SHARE UNITS
15.1	Continued Employment.

Subject to this Section 15 and the applicable Grant Agreement, Share Units subject to a Grant and dividend equivalent Share Units credited to the Participant’s Share Unit Account in respect of such Share Units shall Vest in such proportion(s) and on such Vesting Date(s) as may be specified in the Grant Agreement governing such Grant provided that the Participant is Employed or acting as a Director on the relevant Vesting Date.

15.2	Settlement.

A Participant’s RSUs and PSUs, adjusted in accordance with the applicable multiplier, if any, as set out in the Grant Agreement, and rounded down to the nearest whole number of RSUs or PSUs, as the case may be, shall be settled, by a distribution as provided below to the Participant or his or her Beneficiary, upon, or as soon as reasonably practicable following, the Vesting thereof in accordance with Section 15.1 or 15.6, as the case may be, subject to the terms of the applicable Grant Agreement. In all events RSUs and PSUs will be settled on or before the earlier of the ninetieth (90th) day following the Vesting Date and the date that is two and one half (2½) months after the end of the year in which Vesting occurred, except as otherwise provided in an applicable Grant Agreement in compliance with Code Section 409A. Settlement shall be made by the issuance of one Share for each RSU or PSU then being settled, as specified in the applicable Grant Agreement, and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 7.2.

15.3	Postponed Settlement.

Except as otherwise determined by the Board in compliance with Code Section 409A, if a Participant’s Share Units would, in the absence of this Section 15.3 be settled within a Blackout Period applicable to such Participant, such settlement shall be postponed until the

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Trading Day (for the primary Stock Exchange, as determined under Section 1.3.24) following the date on which such Blackout Period ends (or as soon as practicable thereafter).

15.4	Failure to Vest.

For greater certainty, except as otherwise provided in the applicable Grant Agreement, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any RSUs or PSUs that do not become Vested.

15.5	Resignation.

Except as otherwise provided in the applicable Grant Agreement and Section 15.7, in the event a Participant’s employment is Terminated as a result of the Participant`s resignation, no Share Units that have not Vested prior to the date on which the Participant submits his or her resignation, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately.

15.6	Termination of Employment without Cause; Death or Disability.

Except as otherwise provided in the applicable Grant Agreement, in the case of a Participant`s Termination without Cause or due to death or Disability of a Participant, all Share Units granted to the Participant that have Vested as at the date of Termination shall be paid to the Participant or Participant’s estate, as applicable, in accordance with the settlement provisions herein. Any Share Units that have not Vested as at the date of Termination will be immediately cancelled and forfeited to the Corporation, provided that if any unvested Share Units are subject to Performance Conditions, then if a Performance Condition is, in the Board’s discretion, capable of being partially performed, such unvested Share Units shall become Vested Share Units as at the date of Termination on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board (and in all cases except as otherwise provided in the applicable Grant Agreement).

15.7	Extension of Vesting.

The Board may, at the time of Termination or a Disability Date, extend the period for Vesting of Share Units, but not beyond the original end of the applicable Vesting Period, or accelerate the Vesting of Share Units. With respect to U.S. Taxpayers, any such modification shall be made in compliance with Code Section 409A.

15.8	Termination of Employment for Cause.

In the event a Participant’s employment is Terminated for Cause by the Corporation, no Share Units that have not Vested prior to the date of the Participant’s Termination for Cause, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately.

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16.	SHAREHOLDER RIGHTS
16.1	No Rights to Shares.

Share Units are not Shares and a Grant of Share Units will not entitle a Participant to any shareholder rights, including, without limitation, voting rights, dividend entitlement (except as provided in Section 14.2) or rights on liquidation until the allotment and issuance to the Participant of a certificate or certificates in the name of the Participant or a statement of account representing the Shares to which such Share Units relate.

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Exhibit “A”

to

NioCorp Developments Ltd. Long Term Incentive Plan

Special Provisions Applicable to US Taxpayers

This Exhibit sets forth special provisions of the NioCorp Developments Ltd. Long Term Incentive Plan (the “Plan”) that apply to Participants who are US Taxpayers. This Exhibit shall apply to such Participants notwithstanding any other provisions of the Plan. Terms defined elsewhere in the Plan and used herein shall have the meanings set forth in the Plan, as may be amended from time to time.

Definitions

“Eligible Person” means, solely with respect to Options, a Director or an individual with respect to which the Corporation would be an eligible issuer of “service recipient stock” for purposes of Section 409A of the Code who (i) meets the Form S-8 definition of “employee” and (ii) by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Corporation; provided, however, that only persons who meet the definition of “employees” under Code Section 3401(c) shall be eligible to receive Incentive Stock Options.

“Good Reason” means, except as otherwise provided in applicable Grant Agreement, the occurrence of any one or more of the following without a Participant’s written consent:

(i)	a material diminution in the Participant’s duties, responsibilities, or authority in effect immediately prior to a Change in Control;
(ii)	a material diminution in the aggregate value of base salary and bonus opportunity provided to the Participant for services provided to the Corporation or an Affiliate;
(iii)	the Corporation or an Affiliate relocating the Participant’s primary office to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change in Control or a place within 50 miles of that location; or
(iv)	Any other action or inaction by the Corporation constituting a material breach of an effective employment arrangement or agreement with the Participant.

A Participant must notify the Corporation of the Participant’s intention to invoke Termination for Good Reason within 90 days after the occurrence of such event and provide the Corporation 30 days’ opportunity for cure, and the Participant must actually terminate the Participant’s employment with the Corporation prior to the 365th day following such occurrence or such event shall not constitute Good Reason.

“Market Price” means, solely with respect to the term “Exercise Price”, (a) if the Shares are listed on only one Stock Exchange, the closing price per Share on such Stock Exchange on the Trading Day immediately preceding the Grant Date, or, if there are no sales on such date, on the next preceding Trading Day on which a sale occurred; (b) if the Shares are listed on more than one Stock Exchange, the fair market value as determined in accordance with paragraph (a) above for the primary Stock Exchange on which the Shares are listed, as determined by the Board; and (c) if the Shares are not listed for trading on a Stock Exchange, a price which is determined by the Board in good faith to be the fair market value of the Shares in compliance with the Code Section 409A. The Board is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Grant Agreement and is in compliance with the fair market value pricing rules set forth in Code Section 409A.

Section 409A

Notwithstanding anything in the Plan to the contrary, unless the applicable Grant Agreement provides otherwise, settlement of Share Units will in all events occur within the “short-term deferral” period determined under Treasury Regulation Section 1.409A-1(b)(4).

To the extent applicable, it is intended that this Plan and any Grants made hereunder comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and Grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and Grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Corporation or any of its Affiliates.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (a) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Corporation from time to time) and (b) the Corporation makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Corporation will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service (or, if earlier, upon the Participant’s death).

Notwithstanding any provision of this Plan and Grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Corporation reserves the right to make amendments to this Plan and Grants hereunder as the Corporation deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and Grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Corporation nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

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APPENDIX A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 9, 2023, BDO USA, P.C. (“BDO”) notified NioCorp Developments Ltd. (the “Company”) that it has declined to stand for re-election as the Company’s independent registered public accounting firm at the Company’s next Annual General Meeting. BDO has indicated its intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarterly period ended September 30, 2023. The decision by BDO to decline to stand for re-election was not recommended or approved by the audit committee or the board of directors of the Company. Upon completion of BDO’s services as the Company’s independent registered public accounting firm, the Company will file an amendment to this Current Report on Form 8-K with an update to the disclosures required by Item 304(a) of Regulation S-K.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s accumulated deficit, recurring losses from operations, and the Company’s expectation of continuing future losses as of June 30, 2023 and 2022.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through October 9, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

Except as described above, during the two fiscal years ended June 30, 2023, and in the subsequent interim period through October 9, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that BDO advised the Company of the existence of material weaknesses in management’s internal control over financial reporting, as previously disclosed in the Company’s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods during fiscal year 2023.

The Company provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether BDO agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) and, if not, stating the respects in which BDO does not agree. A copy of BDO’s letter to the SEC, dated October 13, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The audit committee of the Company’s board of directors has begun a search process to identify a successor independent registered public accounting firm as soon as practicable. There can be no assurance that the Company will be able to appoint a new independent registered public accounting firm on a timely basis, which would result in the Company’s inability to file required reports with the SEC, limit its ability to raise capital, and result in a loss of investor confidence.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter of BDO USA, P.C., dated October 13, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may include, but are not limited to, statements regarding BDO’s intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarterly period ended September 30, 2023, and the Company’s search process to identify a successor independent registered public accounting firm. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: BDO remaining as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarterly period ended September 30, 2023, and the ability of the audit committee of the Company’s board of directors to identify a successor independent registered public accounting firm. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the applicable Canadian securities regulatory authorities and the following: the risk that BDO may terminate its services to the Company sooner than indicated; and the ability of the audit committee of the Company’s board of directors to appoint a new independent registered public accounting firm on a timely basis. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: October 13, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer

Exhibit 16.1

October 13, 2023

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on October 9, 2023, to be filed by NioCorp Developments LTD. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO USA, P.C.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed by NioCorp Developments Ltd. (the “Company”) in its Current Report on Form 8-K filed on October 13, 2023 (the “Original Form 8-K”), the Company was notified on October 9, 2023 by BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm, that BDO would decline to stand for re-election at the Company’s next annual general meeting of shareholders, and BDO had indicated its intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

Under Item 4.01 of the Original Form 8-K, the Company indicated that, upon completion of BDO’s services as the Company’s independent registered public accounting firm, the Company would file an amendment to the Original Form 8-K with an update to the disclosures required by Item 304(a) of Regulation S-K. The Company is filing this Amendment No. 1 to the Original Form 8-K (this “Amendment”) to disclose that, following the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 with the Securities and Exchange Commission (the “SEC”), BDO resigned as the Company’s independent registered accounting firm and to update the disclosures required by Item 304(a) of Regulation S-K through the date of BDO’s resignation. Except as described above, all of the other information in the Original Form 8-K remains unchanged.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 4, 2023, BDO notified the Company that it resigned as the Company’s independent registered public accounting firm, effective immediately. On the recommendation of the audit committee of the board of directors of the Company (the “Board”), the Board accepted BDO’s resignation.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s accumulated deficit, recurring losses from operations, and the Company’s expectation of continuing future losses as of June 30, 2023 and 2022.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through December 4, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through December 4, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that BDO advised the Company of the existence of material weaknesses in management’s internal control over financial reporting, as previously disclosed in the Company’s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods during fiscal year 2023 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023.

The Company provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO furnish the Company with a copy of its letter addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K, stating whether BDO agrees with the statements made by the Company in this Amendment in response to Item 304(a) and, if not, stating the respects in which BDO does not agree. A copy of BDO’s letter to the SEC, dated December 5, 2023, is attached as Exhibit 16.1 to this Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter of BDO USA, P.C., dated December 5, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: December 7, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer

Exhibit 16.1

December 5, 2023

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on December 4, 2023, to be filed by our former client, NioCorp Developments LTD. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO USA, P.C.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 4, 2023, following the resignation of the former independent registered public accounting firm of NioCorp Developments Ltd. (the “Company”), the Company’s board of directors (the “Board”), on the recommendation of the audit committee of the Board, approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm, effective immediately, to serve until the close of the Company’s next annual general meeting of shareholders. The Company’s shareholders entitled to vote at the Company’s next annual general meeting of shareholders will be asked to re-appoint Deloitte and Touch as the Company’s independent registered public accounting firm until the Company’s following annual general meeting of shareholders or until a successor is appointed. This Current Report on Form 8-K and the information contained herein do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the re-appointment of Deloitte at the Company’s next annual general meeting of shareholders.

During the Company’s two most recent fiscal years ended June 30, 2023 and 2022, and the subsequent interim period through December 4, 2023, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may include, but are not limited to, statements regarding the vote of the Company’s shareholders on the appointment of Deloitte as the Company’s independent registered public accounting firm at the Company’s next annual general meeting of shareholders. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the applicable Canadian securities regulatory authorities. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: December 7, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer